As filed with the Securities and Exchange Commission on December 12, 1997
                                                       Registration Nos. 33-5033
                                                                        811-4642
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]


                        POST-EFFECTIVE AMENDMENT NO. 23                      [X]


                                     AND/OR

                             REGISTRATION STATEMENT

                                      UNDER

                      THE INVESTMENT COMPANY ACT OF 1940                     [X]


                               AMENDMENT NO. 26                              [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ---------------

                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 ---------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                        C/O VARIABLE PRODUCTS OPERATIONS

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                 (800) 447-4312

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ---------------

                                   COPIES TO:


    PHILIP R. MCLOUGHLIN                                 EDWIN L. KERR, ESQ.
THE PHOENIX EDGE SERIES FUND                        C/O PHOENIX HOME LIFE MUTUAL
C/O PHOENIX HOME LIFE MUTUAL                              INSURANCE COMPANY
      INSURANCE COMPANY                                   ONE AMERICAN ROW
      ONE AMERICAN ROW                                   HARTFORD, CT 06115
 HARTFORD, CONNECTICUT 06115


                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 ---------------


          It is proposed that this filing will become effective
          (check appropriate box):
          [ ] Immediately upon filing pursuant to paragraph (b)
          [ ] On __________, 1998 pursuant to paragraph (b), or
          [ ] 60 days after filing pursuant to paragraph (a)(i)
          [ ] On ( ) pursuant to paragraph (a)(i)
          [X] 75 days after filing pursuant to paragraph (a)(ii)
          [ ] On ( ) pursuant to paragraph (a)(ii) of Rule 485
              If appropriate, check the following box:
          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          THE PHOENIX EDGE SERIES FUND

                              CROSS-REFERENCE SHEET

                   SHOWING LOCATION IN PROSPECTUS (PART A) AND
                  STATEMENT OF ADDITIONAL INFORMATION (PART B)
                      OF INFORMATION REQUIRED BY FORM N-1A
                             PURSUANT TO RULE 495(A)


                                     PART A

                         FORM N-1A ITEM                                               PROSPECTUS CAPTION

1.   Cover Page.................................................        Cover Page

2.   Synopsis...................................................        Introduction

3.   Condensed Financial Information............................        Financial Highlights

4.   General Description of Registrant..........................        Introduction; Investment Objectives and Policies; Other
                                                                        Special Investment Methods; The Fund and Its Management

5.   Management of the Fund.....................................        The Fund and Its Management; Custodian, Transfer Agent
                                                                        and Dividend Paying Agent

6.   Capital Stock and Other Securities.........................        The Fund and Its Management; Shares of Beneficial Interest;
                                                                        Dividends and Distributions; Taxes

7.   Purchase of Securities Being Offered.......................        Purchase of Shares; Net Asset Value; Redemption of Shares

8.   Redemption or Repurchase...................................        Purchase of Shares; Net Asset Value; Redemption of Shares

9.   Pending Legal Proceedings..................................        Not Applicable


                                     PART B
                        FORM N-1A ITEM                                      STATEMENT OF ADDITIONAL INFORMATION CAPTION

10.  Cover Page.................................................        Cover Page

11.  Table of Contents..........................................        Table of Contents

12.  General Information and History............................        The Phoenix Edge Series Fund; Investing in the Fund

13.  Investment Objectives and Policies.........................        Investment Policies; Investment Restrictions;
                                                                        Portfolio Turnover

14.  Management of the Fund.....................................        Management of the Fund

15.  Control Persons and Principal Holders of Securities........        Management of the Fund

16.  Investment Advisory and Other Services.....................        Management of the Fund; The Investment Adviser

17.  Brokerage Allocation and Other Practices...................        Brokerage Allocation

18.  Capital Stock and Other Securities.........................        Investing In the Fund; Redemption of Shares

19.  Purchase, Redemption and Pricing of
      Securities Being Offered..................................        Determination of Net Asset Value; Investing in the Fund;
                                                                        Redemption of Shares

20.  Tax Status.................................................        Taxes

21.  Underwriters...............................................        Not Applicable

22.  Calculation of Yield Quotations of Money
      Market Funds..............................................        Money Market Series

23.  Financial Statements.......................................        Financial Statements

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
                                                                MAIL OPERATIONS:
101 Munson Street                                                  P.O. Box 8027
Greenfield, MA                                             Boston, MA 02266-8027

                                   PROSPECTUS


                                __________, 1998




    The Phoenix Edge Series Fund (formerly "The Big Edge Series Fund"), a Massachusetts business trust (the "Fund"), is an open-end management investment company which is intended to meet a wide range of investment objectives with its ten separate Series. Generally, each Series operates as if it were a separate fund.

    The shares of the Fund are not directly offered to the public. You can invest in the Fund only by buying a Variable Accumulation Annuity Contract from Phoenix Home Life Mutual Insurance Company ("Phoenix"), or by buying a Variable Universal Life Insurance Policy, also offered by Phoenix, or by buying a Variable Accumulation Annuity Contract offered by PHL Variable Insurance Company ("PHL Variable"), or by buying a Variable Universal Life Insurance Policy offered by Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment or payments to the Subaccount(s) corresponding to the Series in which you wish to invest. The Subaccounts will, in turn, invest in shares of the Fund. Not all Series may be offered through a particular Contract or Policy. The Fund also offers its shares through other Phoenix products.

    The investment objectives of the Series are as follows:

    Multi-Sector Fixed Income ("Multi-Sector") Series. The investment objective of the Multi-Sector Series is to seek long-term total return by investing in a diversified portfolio of fixed income securities market sectors encompassing high yield (high risk) and high quality fixed income securities. THE RISKS OF INVESTING IN THESE SECURITIES ARE OUTLINED IN SECTION "INVESTMENT OBJECTIVES AND POLICIES" OF THIS PROSPECTUS.


    Money Market Series. The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series invests exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10 PER SHARE.


    Growth Series. The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.


    Strategic Allocation ("Allocation") Series. The investment objective of the Allocation Series (formerly the "Total Return Series") is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Allocation Series invests in stocks, bonds and money market instruments in accordance with the Adviser's appraisal of investments most likely to achieve the highest total rate of return.


    Balanced Series. The investment objectives of the Balanced Series are reasonable income, long-term capital growth and conservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

    International Series. The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Other Special Investment Methods"). The International Portfolio provides a means for investors to invest a portion of their assets outside the United States.

    Real Estate Securities ("Real Estate") Series. The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. The Real Estate Series intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    Strategic Theme ("Theme") Series. The investment objective of the Theme Series is to seek long-term appreciation of capital. This Series seeks to identify securities benefiting from long-term trends present in the United States and abroad. The Series intends to invest primarily in common stocks believed by the Adviser to have substantial potential for capital growth. Since many trends may be early in their development and no history of industry growth patterns are available, securities owned may present a high degree of risk.

    Aberdeen New Asia ("Asia") Series. This Series seeks as its investment objective long-term capital appreciation. It is intended that this Series will invest primarily in a diversified portfolio of equity securities of issuers located in at least three different countries throughout Asia, other than Japan.

    Research Enhanced Index ("Enhanced Index") Series. The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). It is intended that the Series will invest in a portfolio of undervalued common stocks and other equity securities which

                                      2-1
appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    Engemann Nifty Fifty ("Nifty Fifty") Series. As its investment objective, this Series seeks to achieve long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    Seneca Mid-Cap Growth ("Seneca Mid-Cap") Series. As its investment objective, this Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series' seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    Phoenix Growth and Income ("Growth & Income") Series. This Series seeks, as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Fund seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    Phoenix Value Equity ("Value") Series. The primary investment objective is long-term capital appreciation with a secondary investment objective of current income. The Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    Schafer Mid-Cap Value ("Schafer Mid-Cap") Series. Long-term capital appreciation is the primary investment objective of this series with current income as the secondary investment objective. The Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.


    There can be no assurance that any Series will achieve its objectives. See "Investment Objectives and Policies."


    This Prospectus gives you the facts about the Fund and each of its Series that you should know before directing investment in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated __________, 1998, which contains further information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. A free copy of the Statement of Additional Information may be obtained by calling Variable Products Operations of Phoenix at (800) 447-4312, or by writing to Phoenix Variable Products Mail Operations at PO Box 8027, Boston, Massachusetts 02266-8027.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.









       This Prospectus should be read and retained for future reference.

                                      2-2

                          THE PHOENIX EDGE SERIES FUND

                                TABLE OF CONTENTS


Heading                                                     Page
----------------------------------------------------------------


Fund Expenses............................................   2-4
Financial Highlights.....................................   2-5
Introduction.............................................  2-10
Investment Objectives and Policies.......................  2-11
    Multi-Sector Series..................................  2-11
    Money Market Series..................................  2-12
    Growth Series........................................  2-12
    Allocation Series....................................  2-13
    International Series.................................  2-13
    Balanced Series......................................  2-15
    Real Estate Series...................................  2-15
    Theme Series.........................................  2-16
    Asia Series..........................................  2-17
    Enhanced Index Series................................  2-17
    Nifty Fifty Series...................................  2-18
    Seneca Mid-Cap Series................................  2-18
    Growth & Income Series...............................  2-19
    Value Series.........................................  2-19
    Schafer Mid-Cap Series...............................  2-19
Other Special Investment Methods.........................  2-20
    Convertible Securities...............................  2-20
    Repurchase Agreements................................  2-20
    Options..............................................  2-20
    Financial Futures and Related Options................  2-20
    Foreign Securities...................................  2-21
    Leverage.............................................  2-21
    Private Placements & Rule 144A Securities............  2-22
    Mortgage-backed Securities...........................  2-22
    Lending of Portfolio Securities......................  2-23
    When-Issued Securities...............................  2-23
Investment Restrictions..................................  2-23
Portfolio Turnover.......................................  2-23
The Fund and Its Management..............................  2-23
Investment Advisers......................................  2-24
    Portfolio Managers...................................  2-25
        Balanced Series..................................  2-25
        Allocation Series................................  2-25
        Multi-Sector Series..............................  2-25
        Growth Series....................................  2-25
        International Series.............................  2-25
        Money Market Series..............................  2-25
        Real Estate Series...............................  2-25
        Theme Series.....................................  2-25
        Asia Series......................................  2-25
        Enhanced Index Series............................  2-25
        Nifty Fifty Series...............................  2-26
        Seneca Mid-Cap Series............................  2-26
        Growth & Income Series...........................  2-26
        Value Series.....................................  2-26
        Schafer Mid-Cap Series...........................  2-26
    Advisory Fees........................................  2-26
    Financial Agent......................................  2-27
    Expenses.............................................  2-27
    Portfolio Transactions and Brokerage.................  2-27
    Performance History..................................  2-27
Shares of Beneficial Interest............................  2-28
Purchase of Shares.......................................  2-29
Net Asset Value..........................................  2-29
Redemption of Shares.....................................  2-29
Dividends and Distributions..............................  2-29
Taxes   .................................................  2-29
Custodian, Transfer Agent and
    Dividend Paying Agent................................  2-30
Other Information........................................  2-30


No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Advisers or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not be lawfully made.

                                      2-3

                                  FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder in each Series of the Fund will incur. Expenses borne by these separate accounts and by the owners of the contracts and policies are not reflected in the table. Please refer to the applicable Variable Contract prospectus for such charges. The expenses and fees set forth in the table (except for the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series) are for the fiscal year ended December 31, 1997.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                      ALL SERIES
                                                                      ----------
Sales Load Imposed on Purchases..................................        None
Sales Load Imposed on Reinvested Dividends.......................        None
Deferred Sales Load..............................................        None
Redemption Fees..................................................        None
Exchange Fees....................................................        None


                                                  ANNUAL FUND OPERATING EXPENSES
                             (as a percentage of average net assets for the year ending December 31, 1997)

                                                                         MONEY
                                    GROWTH   MULTI-SECTOR   ALLOCATION   MARKET   INTERNATIONAL   BALANCED   REAL ESTATE   THEME
                                    ------   ------------   ----------   ------   -------------   --------   -----------   -----
Management Fees
  Investment Advisory Fees........   .63%        .50%          .58%       .40%         .75%         .55%          .75%       .75%
12b-1 Fees........................   None        None          None       None         None         None          None       None
Other Operating Expenses
  (After Reimbursement)...........   .09%(1)     .15%(1)       .12%(1)    .15%(1)      .29%(1)      .13%(1)       .25%(2)    .25%(3)
                                     ----        ----          ----       ----        -----        -----         -----      -----
  Total Fund Operating Expenses...   .72%        .65%          .70%       .55%        1.04%         .68%          1.00%     1.00%

                                               ENHANCED
                                     ASIA       INDEX     NIFTY FIFTY   SENECA MID-CAP   GROWTH & INCOME    VALUE    SCHAFER MID-CAP
                                     ----       -----     -----------   --------------   ---------------    -----    ---------------

Management Fees
  Investment Advisory Fees........  1.00%       .45%         .90%           .80%               .75%         .75%          1.10%
12b-1 Fees........................   None       None         None           None               None         None           None
Other Operating Expenses
  (After Reimbursement)...........   .25%(4)    .10%(1)      .15%           .25%               .15%         .15%           .15%
                                    -----       ----         ----          -----               ----         ----          -----
  Total Fund Operating Expenses...  1.25%       .55%        1.05%          1.05%               .90%         .90%          1.25%

EXAMPLE:
The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and
(2) redemption at the end of each time period. As noted above, the Fund charges no redemption fees of any kind.

                                                                         MONEY
                                    GROWTH   MULTI-SECTOR   ALLOCATION   MARKET   INTERNATIONAL   BALANCED   REAL ESTATE   THEME
                                    ------   ------------   ----------   ------   -------------   --------   -----------   -----
1 Year............................    $ 7        $  7          $ 7        $  6         $ 11         $ 7          $ 10       $ 10
3 Years...........................    $23        $ 21          $22        $ 18         $ 33         $22          $ 32       $ 32
5 Years...........................    $40        $ 36          $39        $ 31         $ 57         $38          $ 55       $ 55
10 Years..........................    $89        $ 81          $87        $ 69         $127         $85          $122       $122

                                               ENHANCED
                                     ASIA       INDEX     NIFTY FIFTY   SENECA MID-CAP   GROWTH & INCOME    VALUE    SCHAFER MID-CAP
                                     ----       -----     -----------   --------------   ---------------    -----    ---------------
1 Year............................   $ 13       $  6         $ 11           $  11             $  9          $   9         $ 13
3 Years...........................   $ 40       $ 18         $ 33           $  33             $ 29          $  29         $ 40
5 Years...........................   $ 69        N/A         $ 58           $  58             $ 50          $  50         $ 69
10 Years..........................   $151        N/A         $128           $ 128             $111          $ 111         $151

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR WILL BEAR DIRECTLY OR INDIRECTLY AT THE FUND LEVEL. SEE "THE FUND AND ITS MANAGEMENT."

(1) Phoenix Investment Counsel, Inc. ("PIC") has agreed to reimburse the Series for the amount, if any, by which each Series' operating expenses other than the management fee for any fiscal year exceed .15% of the average net assets of the Series, except for the International, Enhanced Index and Seneca Mid-Cap Series, which are .40%, .10% and .25% respectively. If these reimbursements had not been in place for the fiscal year ended December 31, 1997, total operating expenses for the Enhanced Index Series would have been ___% of the average net assets of such Series. Without reimbursement, other operating expenses are estimated to be approximately __%, __%, __%, __% and __% of the average net assets of the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series for the fiscal year ending December 31, 1998. Without reimbursement, the total operating expenses are estimated to be approximately __%, __%, __%, __% and __% of the average net assets of the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series for the fiscal year ending December 31, 1998.

(2) Phoenix Realty Securities, Inc. and/or Phoenix and/or PHL Variable have agreed to reimburse the Real Estate Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ended December 31, 1997, total operating expenses for the Real Estate Series would have been ____% of average net assets of such Series.

(3) PIC and/or Phoenix and/or PHL Variable have agreed to reimburse the Theme Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ending December 31, 1997, total operating expenses for the Theme Series would have been ____% of the average net assets of such Series.

(4) Phoenix-Aberdeen International Advisors, LLC and/or Phoenix and/or PHL Variable have agreed to reimburse the Asia Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ending December 31, 1997, total operating expenses for the Asia Series would have been ____% of the average net assets of such Series.


                                      2-4

                              FINANCIAL HIGHLIGHTS
                       SELECTED PER SHARE DATA AND RATIOS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

    The following tables set forth certain financial information for the respective fiscal years of the Fund. The annual information has been extracted from the Fund's audited financial statements for the respective periods. The financial information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Annual Report to Shareholders dated December 31, 1996, which is included in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (which contains a discussion of the Fund's performance) are available at no charge upon request.

                                                            MONEY MARKET SERIES
                                                                           YEAR ENDED DECEMBER 31,
                      SIX MONTHS                                           -----------------------
                         ENDED
                        6/30/97
                      (UNAUDITED)    1996      1995         1994       1993      1992      1991    1990     1989     1988    1987
                      -----------    ----      ----         ----       ----      ----      ----    ----     ----     ----    ----
Net asset value,
  beginning of
  period............. $  10.00     $  10.00  $  10.00     $ 10.00    $ 10.00    $ 10.00  $ 10.00 $ 10.00  $ 10.00  $ 10.00  $ 10.00
Income from investment
operations
  Net investment
  income.............     0.25         0.50      0.56        0.38(1)    0.28(1)    0.35     0.58    0.79     0.88     0.72     0.63
                          ----         ----      ----        ----       ----       ----     ----    ----     ----     ----     ----
   Total from investment
   operations........     0.25         0.50      0.56        0.38       0.28       0.35     0.58    0.79     0.88     0.72     0.63
                          ----         ----      ----        ----       ----       ----     ----    ----     ----     ----     ----
Less distributions:
  Dividends from net
  investment income..    (0.25)       (0.50)    (0.56)      (0.38)     (0.28)     (0.35)   (0.58)  (0.79)   (0.88)   (0.72)   (0.63)
                          ----         ----      ----        ----       ----       ----     ----    ----     ----     ----     ----
   Total
   distributions.....    (0.25)       (0.50)    (0.56)      (0.38)     (0.28)     (0.35)   (0.58)  (0.79)   (0.88)   (0.72)   (0.63)
                         ------       ------    ------      ------     ------     ------   ------  ------   ------   ------   ------
Change in net asset
value................      --           --        --          --         --         --       --      --       --       --       --
                          ----         ----      ----        ----       ----       ----     ----    ----     ----     ----     ----
Net asset value, end
of period............ $  10.00     $  10.00  $  10.00     $ 10.00    $ 10.00    $ 10.00  $ 10.00 $ 10.00  $ 10.00  $ 10.00  $ 10.00
                      ========     ========  ========     =======    =======    =======  ======= =======  =======  =======  =======
Total Return(2)......     2.48%(4)     4.98%     5.55%       3.77%      2.80%      3.50%    5.80%   7.90%    8.80%    7.20%    6.30%
Ratios/supplemental
data:
  Net assets, end of
  period (thousands). $124,735     $131,361  $102,943     $94,586    $72,946    $69,962  $51,692 $38,709  $28,808  $22,294  $10,749
Ratio to average net
assets of:
  Operating expenses.     0.54%(5)     0.55%     0.53%(3)    0.55%      0.55%      0.50%    0.50%   0.50%    0.50%    0.50%    0.50%
  Net investment
  income.............     5.01%(5)     4.89%     5.57%       3.85%      2.84%      3.49%    5.76%   7.87%    8.96%    7.24%    6.30%

(1) Includes reimbursement of operating expenses by investment adviser of $.003 and $0.01 per share, respectively.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Not annualized. (5) Annualized.

                                                                GROWTH SERIES
                                                                           YEAR ENDED DECEMBER 31,
                      SIX MONTHS                                           -----------------------
                         ENDED
                        6/30/97
                      (UNAUDITED)       1996      1995        1994         1993     1992     1991    1990    1989    1988    1987
                      -----------       ----      ----        ----         ----     ----     ----    ----    ----    ----    ----
Net asset value,
  beginning of
  period............. $    18.89   $    18.13 $  15.69    $  16.59     $  15.01 $  14.43 $  11.72 $ 11.62 $  8.83 $  8.81 $  9.84
Income from investment
operations
  Net investment
  income.............       0.09         0.19     0.20        0.23(1,3)    0.16(3)  0.22(3)  0.39(3) 0.35(3) 0.27(3) 0.32(3) 0.19(3)
  Net realized and
  unrealized gain....       1.77         2.10     4.60        0.02         2.77     1.25     4.64    0.10    2.88    0.02    0.45
                            ----         ----     ----        ----         ----     ----     ----    ----    ----    ----    ----
   Total from investment
   operations........       1.86         2.29     4.80        0.25         2.93     1.47     5.03    0.45    3.15    0.34    0.64
                            ----         ----     ----        ----         ----     ----     ----    ----    ----    ----    ----
Less distributions:
  Dividends from net
  investment income..      (0.10)       (0.18)   (0.17)      (0.23)       (0.15)   (0.23)   (0.37)  (0.35)  (0.27)  (0.32)  (0.21)
  Dividends from net
  realized gains           (1.18)       (1.35)   (2.19)      (0.92)       (1.20)   (0.66)   (1.95)    --    (0.09)    --    (1.46)
                           ------       ------   ------     ------        ------   ------   ------   ----   ------   ----   ------
   Total
   distributions.....      (1.28)       (1.53)   (2.36)      (1.15)       (1.35)   (0.89)   (2.32)  (0.35)  (0.36)  (0.32)  (1.67)
                           ------       ------   ------      ------       ------   ------   ------  ------  ------  ------  ------
Change in net asset
value................       0.58         0.76     2.44       (0.90)        1.58     0.58     2.71    0.10    2.79    0.02   (1.03)
                            ----         ----     ----       -----         ----     ----     ----    ----    ----    ----   ------
Net asset value, end
of period............ $    19.47   $    18.89 $  18.13    $  15.69     $  16.59 $  15.01 $  14.43 $ 11.72 $ 11.62 $  8.83 $  8.81
                      ==========   ========== ========    ========     ======== ======== ======== ======= ======= ======= =======
Total Return(2)......       9.81%(6)    12.58%   30.85%       1.48%       19.69%   10.29%   43.83%   3.98%  36.06%   3.83%   7.05%
Ratios/supplemental data:
  Net assets, end of
  period (thousands). $1,365,264   $1,235,395 $985,389    $616,221     $446,368 $245,565 $102,259 $40,061 $29,931 $18,051 $18,860
Ratio to average net
assets of:
  Operating expenses.       0.71%(7)    0.72%     0.75%(4)    0.80%        0.79%    0.50%    0.50%   0.50%  0.50%    0.50%   0.50%
  Net investment
  income.............       0.92%(7)    1.03%     1.12%       1.38%        0.97%    1.66%    2.14%   3.19%  2.51%    3.64%   2.34%
Portfolio turnover
rate.................        186%        167%      173%        185%         185%     214%     237%    272%   285%     326%    251%
Average commission
rate paid(5)......... $   0.0501     $ 0.0455        N/A         N/A         N/A      N/A      N/A     N/A    N/A      N/A     N/A

(1) Includes reimbursement of operating expenses by investment adviser of $.003 per share.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(6) Not annualized. (7) Annualized.


                                      2-5

                                                MULTI-SECTOR FIXED INCOME SERIES

                                                                           YEAR ENDED DECEMBER 31,
                      SIX MONTHS                                           -----------------------
                         ENDED
                        6/30/97
                      (UNAUDITED)    1996      1995         1994        1993       1992     1991    1990     1989     1988    1987
                      -----------    ----      ----         ----        ----       ----     ----    ----     ----     ----    ----
Net asset value,
  beginning of
  period............. $  10.34   $  10.22   $   8.98    $ 10.27     $  9.58     $  9.33 $  8.48 $  8.85  $  9.11  $  9.08  $10.07
Income from investment
operations
  Net investment
  income.............     0.38(1)    0.79(1)    0.83(1,3)  0.72(1,3)   0.66(1,3)   0.66(3) 0.74(3) 0.80(3)  0.99(3)  0.92(3) 1.06(3)
  Net realized and
  unrealized gain
  (loss).............     0.09       0.43       1.22      (1.28)       0.84        0.25    0.85   (0.37)   (0.25)   (0.01)  (0.93)
                          ----       ----       ----      ------       ----        ----    ----   ------   ------   ------  ------
    Total from investment
    operations.......     0.47       1.22       2.05      (0.56)       1.50        0.91    1.59    0.43     0.74     0.91    0.13
                          ----       ----       ----      ------       ----        ----    ----    ----     ----     ----    ----
Less distributions:
  Dividends from net
  investment income..    (0.41)     (0.78)     (0.81)     (0.73)      (0.66)      (0.66)  (0.74)  (0.80)   (1.00)   (0.88)  (1.12)
  Dividends from net
  realized gains.....    (0.09)     (0.32)       --         --        (0.15)        --      --      --       --       --      --
                         ------     ------      ----       ----       ------       ----    ----    ----     ----     ----    ----
   Total
   distributions.....    (0.50)     (1.10)     (0.81)     (0.73)      (0.81)      (0.66)  (0.74)  (0.80)   (1.00)   (0.88)  (1.12)
                         ------     ------     ------     ------      ------      ------  ------  ------   ------   ------  ------
Change in net asset
value................    (0.03)      0.12       1.24      (1.29)       0.69        0.25    0.85   (0.37)   (0.26)    0.03   (0.99)
                         ------      ----       ----      ------       ----        ----    ----   ------   ------    ----   ------
Net asset value, end
of period............ $  10.31   $  10.34   $  10.22    $  8.98     $ 10.27     $  9.58 $  9.33 $  8.48  $  8.85  $  9.11  $ 9.08
                      ========   ========   ========    =======     =======     ======= ======= =======  =======  =======  ======
Total Return(2)......     4.68%(6)  12.42%     23.54%     (5.47%)     15.90%      10.03%  19.41%   5.14%    8.30%   10.36%   1.12%
Ratios/supplemental data:
  Net assets, end of
  period (thousands). $157,599   $145,044   $109,046    $74,686     $79,393     $43,090 $21,957 $13,558  $13,947  $11,081  $8,389
Ratio to average net
assets of:
  Operating expenses.     0.65%(6)   0.65%      0.65%      0.66%       0.65%       0.50%   0.50%   0.50%    0.50%    0.50%   0.50%
  Net investment
  income.............     7.53%(6)   7.80%      8.55%      7.62%       6.71%       7.47%   8.65%   9.26%   10.99%   10.37%  10.90%
Portfolio turnover
rate.................       90%(5)    191%       147%       181%        169%        166%    269%    318%     340%     262%     67%

(1) Includes reimbursement of operating expenses by investment adviser of $0.002, $.007, $.006 and $.005 per share, respectively.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Not annualized. (6) Annualized.

                                                    STRATEGIC ALLOCATION SERIES

                                                                           YEAR ENDED DECEMBER 31,
                      SIX MONTHS                                           -----------------------
                         ENDED
                        6/30/97
                      (UNAUDITED)    1996     1995        1994        1993      1992      1991    1990      1989     1988    1987
                      -----------    ----     ----        ----        ----      ----      ----    ----      ----     ----    ----
Net asset value,
  beginning of
  period............. $  13.65    $  13.63 $  12.68   $  13.71    $  12.86  $  12.97  $ 11.07  $ 11.05  $  9.68  $  9.87  $  9.85
Income from investment
operations
  Net investment
  income.............     0.18        0.32     0.45       0.36(1,3)  0.23(3)    0.37(3)  0.42(3)  0.58(3)  0.51(3)  0.46(3)  0.34(3)
  Net realized and
  unrealized
  gain (loss)........     1.18        0.91     1.84      (0.56)       1.17      0.99     2.76    (0.02)   (1.38)   (0.24)   (0.91)
                          ----        ----     ----      ------       ----      ----     ----    ------   ------   ------   ------
    Total from investment
    operations.......     1.36        1.23     2.29      (0.20)       1.40      1.36     3.18     0.60     1.89     0.22     1.25
                          ----        ----     ----      ------       ----      ----     ----     ----     ----     ----     ----
Less distributions:
  Dividends from net
  investment income..    (0.19)      (0.31)   (0.45)     (0.37)      (0.23)    (0.37)   (0.42)   (0.58)   (0.52)   (0.41)   (0.40)
  Dividends from net
  realized gains.....    (0.17)      (0.90)   (0.89)     (0.46)      (0.32)    (1.10)   (0.86)     --       --       --     (0.83)
                         ------      ------   ------     ------      ------    ------   ------    ----     ----      ---    ------
   Total
   distributions.....    (0.36)      (1.21)   (1.34)     (0.83)      (0.55)    (1.47)   (1.28)   (0.58)   (0.52)   (0.41)   (1.23)
                         ------      ------   ------     ------      ------    ------   ------   ------   ------   ------   ------
Change in net asset
value................     1.00        0.02     0.95      (1.03)       0.85      0.11     1.90    (0.02)    1.37    (0.19)    0.02
                          ----        ----     ----      ------       ----      ----     ----    ------    ----    ------    ----
Net asset value, end
of period............ $  14.65    $  13.65 $  13.63   $  12.68    $  13.71  $  12.86  $ 12.97  $ 11.07  $ 11.05  $  9.68  $  9.87
                      ========    ======== ========   ========    ========  ========  =======  =======  =======  =======  =======
Total Return(2)......    10.02%(6)    9.05%   18.22%     (1.45%)     11.02%    10.67%   29.44%    5.62%   19.88%    2.33%   12.58%
Ratios/supplemental
data:
  Net assets, end of
  period (thousands). $397,239    $374,244 $353,838   $289,083    $256,011  $163,628  $98,415  $62,839  $57,901  $59,109  $68,099
Ratio to average net
assets of:
  Operating expenses.     0.69%(7)    0.70%    0.67%(4)   0.74%       0.74%     0.50%    0.50%    0.50%    0.50%    0.50%    0.50%
  Net investment
  income.............     2.46%(7)    2.26%    3.28%      2.71%       1.82%     2.90%    3.48%    5.39%    4.73%    4.62%    3.67%
Portfolio turnover
rate.................      252%(7)     287%     170%       220%        269%      326%     255%     302%     302%     314%     359%
Average commission
rate paid(5)......... $ 0.0554    $ 0.0530       N/A        N/A         N/A       N/A      N/A      N/A      N/A      N/A      N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(6) Not annualized. (7) Annualized.


                                      2-6

                                                       INTERNATIONAL SERIES


                                          SIX MONTHS                       YEAR ENDED DECEMBER 31,                         FROM
                                             ENDED                         -----------------------                       INCEPTION
                                            6/30/97                                                                      5/1/90 TO
                                          (UNAUDITED)      1996      1995       1994      1993        1992       1991    12/31/90
                                          -----------      ----      ----       ----      ----        ----       ----    ---------
Net asset value, beginning of period..... $  14.52      $  12.70  $  11.85   $  12.21   $   8.82   $  10.17 $  $  9.07   $ 10.00
Income from investment operations
  Net investment income(4)...............     0.12          0.11      0.12       0.08       0.07(2)    0.09       0.24(2)   0.07(2)
  Net realized and unrealized gain (loss)     1.79          2.25      1.02      (0.07)      3.32      (1.40)      1.53     (0.88)
                                              ----          ----      ----      ------      ----      ------      ----     ------
    Total from investment operations.....     1.91          2.36      1.14       0.01       3.39      (1.31)      1.77     (0.81)
                                              ----          ----      ----       ----       ----      ------      ----     ------
Less distributions:                          (0.22)        (0.19)    (0.04)     (0.03)       --       (0.04)     (0.24)    (0.07)
  Dividends from net investment income...
  Dividends from net realized gains......    (0.37)        (0.33)    (0.25)     (0.34)       --         --       (0.41)      --
  Distributions from paid in capital.....      --            --        --         --         --         --       (0.02)    (0.05)
  In excess of net investment income.....      --          (0.02)      --         --         --         --         --        --
                                              ----         ------     ----       ----       ----       ----       ----      ----
    Total distributions..................    (0.59)        (0.54)    (0.29)     (0.37)       --       (0.04)     (0.67)    (0.12)
                                             ------        ------    ------     ------      ----      ------     ------    ------
Change in net asset value................     1.32          1.82      0.85      (0.36)      3.39      (1.35)      1.10     (0.93)
                                              ----          ----      ----      ------      ----      ------      ----     ------
Net asset value, end of period........... $  15.84      $  14.52  $  12.70   $  11.85   $  12.21   $   8.82    $ 10.17   $  9.07
                                          ========      ========  ========   ========   ========   ========    =======   =======
Total Return(3)..........................    13.31%(6)     18.65%     9.59%      0.03%     38.44%    (12.89%)    19.78%    (8.10%)
Ratios/supplemental data:
Net assets, end of period (thousands).... $204,133      $172,668  $134,455   $134,627   $ 61,242   $ 13,772    $ 6,119   $ 2,010
Ratio to average net assets of:
Operating expenses.......................     0.95%(1)      1.04%     1.07%      1.10%      1.15%      1.50%      1.50%     1.50%(1)
Net investment income....................     1.59%(1)      0.80%     0.95%      0.64%      0.49%      1.13%      2.44%     1.82%(1)
Portfolio turnover rate..................       78%(6)       142%      249%       172%       193%        74%       104%       48%(1)
Average commission rate paid(5).......... $ 0.0125      $ 0.0213        N/A        N/A        N/A        N/A        N/A       N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.02 and $0.07, respectively.
(3) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(6) Not annualized.

                                                          BALANCED SERIES

                                                    SIX MONTHS                  YEAR ENDED DECEMBER 31,                 FROM
                                                       ENDED                    -----------------------               INCEPTION
                                                      6/30/97                                                         5/1/92 TO
                                                    (UNAUDITED)    1996       1995         1994          1993         12/31/92
                                                    -----------    ----       ----         ----          ----         --------
Net asset value, beginning of period.............   $  12.06     $  12.30   $  10.53     $  11.31      $  10.77       $  10.00
Income from investment operations
  Net investment income..........................       0.20         0.36       0.40(4)      0.38(2,4)     0.32(2,4)      0.19(4)
  Net realized and unrealized gain (loss)........       0.97         0.89       2.02        (0.70)         0.60           0.77
                                                        ----         ----       ----        ------         ----           ----
    Total from investment operations.............       1.17         1.25       2.42        (0.32)         0.92           0.96
                                                        ----         ----       ----        ------         ----           ----
Less distributions:
  Dividends from net investment income...........      (0.22)       (0.35)     (0.40)       (0.36)        (0.32)         (0.19)
  Dividends from net realized gains..............      (0.36)       (1.14)     (0.25)       (0.10)        (0.06)           --
                                                       ------       ------     ------       ------        ------          ----
    Total distributions..........................      (0.58)       (1.49)     (0.65)       (0.46)        (0.38)         (0.19)
                                                       ------       ------     ------       ------        ------        ------
Change in net asset value........................       0.59        (0.24)      1.77        (0.78)         0.54           0.77
                                                        ----        ------      ----        ------         ----           ----
Net asset value, end of period...................   $  12.65     $  12.06   $  12.30     $  10.53      $  11.31       $  10.77
                                                    ==========   ========    ==========  ========      ========       ========
Total Return(3)..................................       9.77%(7)    10.56%     23.28%       (2.80%)        8.57%          9.72%(7)
Ratios/supplemental data:
  Net assets, end of period (thousands)..........   $216,724     $204,285   $193,302     $161,105      $158,144       $ 54,467
Ratio to average net assets of:
  Operating expenses.............................       0.69%(1)     0.68%      0.65%(5)     0.69%         0.70%          0.50%(1)
  Net investment income..........................       3.15%(1)     2.93%      3.44%        3.44%         3.16%          3.59%(1)
Portfolio turnover rate..........................         87%(7)      229%       223%         171%          161%           110%(1)
Average commission rate paid(6)..................   $ 0.0548     $ 0.0641         N/A          N/A           N/A            N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(3) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(4) Computed using average shares outstanding.
(5) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(7) Not annualized.


                                      2-7


                                              REAL ESTATE SECURITIES SERIES

                                                                                    SIX MONTHS                   FROM
                                                                                      ENDED         YEAR       INCEPTION
                                                                                     6/30/97        ENDED      5/1/95 TO
                                                                                   (UNAUDITED)    12/31/96     12/31/95
                                                                                   -----------    --------     --------
Net asset value, beginning of period............................................   $  14.32       $  11.33     $  10.00
Income from investment operations
  Net investment income.........................................................       0.28(3)        0.50(2)      0.33(2)
  Net realized and unrealized gain..............................................       0.78           3.14         1.42
                                                                                       ----           ----         ----
    Total from investment operations............................................       1.06           3.64         1.75
                                                                                       ----           ----         ----
Less distributions:                                                                   (0.18)         (0.50)       (0.33)
  Dividends from net investment income..........................................
  Dividends from net realized gains.............................................      (0.05)         (0.15)       (0.06)
  Tax return of capital.........................................................        --             --         (0.03)
                                                                                       ----           ----        ------
    Total distributions.........................................................      (0.23)         (0.65)       (0.42)
                                                                                                     ------       ------
Change in net asset value.......................................................       0.83           2.99         1.33
                                                                                                      ----         ----
Net asset value, end of period..................................................   $  15.15      $   14.32     $  11.33
                                                                                   ========      =========     ==========
Total Return(4).................................................................       7.43%(3)      33.09%       17.79%(3)
Ratios/supplemental data:
  Net assets, end of period (thousands).........................................   $ 38,932      $  22,710     $  8,473
Ratio to average net assets of:
  Operating expenses............................................................       1.00%(1)       1.00%        1.00%(1)
  Net investment income.........................................................       4.44%(1)       4.36%        4.80%(1)
Portfolio turnover rate.........................................................          6%(3)         21%          10%(3)
Average commission rate paid(5).................................................   $ 0.0482      $  0.0468           N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.05 and $0.07 per share, respectively.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                                                      STRATEGIC THEME SERIES

                                                                                                SIX MONTHS         FROM
                                                                                                   ENDED         INCEPTION
                                                                                                  6/30/97       1/29/96 TO
                                                                                                (UNAUDITED)      12/31/96
                                                                                                -----------      --------
Net asset value, beginning of period.......................................................     $   10.98       $    10.00
Income from investment operations                                                                    0.04(2)          0.04(2)
  Net investment income....................................................................
  Net realized and unrealized gain.........................................................          0.72             0.99
                                                                                                     ----             ----
    Total from investment operations.......................................................          0.76             1.03
                                                                                                     ----             ----
Less distributions:                                                                                 (0.03)           (0.04)
  Dividends from net investment income.....................................................
  Tax return of capital....................................................................           --             (0.01)
                                                                                                     ----            ------
    Total distributions....................................................................         (0.03)           (0.05)
                                                                                                    ------           ------
Change in net asset value..................................................................          0.73             0.98
                                                                                                     ----             ----
Net asset value, end of period.............................................................     $   11.71       $    10.98
                                                                                                =========       ==========
Total Return4..............................................................................          6.85%(3)        10.33%(3)
Ratios/supplemental data:
  Net assets, end of period (thousands)....................................................     $  38,706       $   25,972
Ratio to average net assets of:
  Operating expenses.......................................................................          1.00%(1)         1.00%(1)
  Net investment income....................................................................          0.69%(1)         0.64%(1)
Portfolio turnover rate....................................................................           336%(3)          391%(3)
Average commission rate paid(5)............................................................     $  0.0589       $   0.0587

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                                      2-8

                                                     ABERDEEN NEW ASIA SERIES


                                                                                              SIX MONTHS     FROM
                                                                                                ENDED      INCEPTION
                                                                                               6/30/97    1/29/96 TO
                                                                                             (UNAUDITED)   12/31/96
                                                                                             -----------   --------
Net asset value, beginning of period....................................................     $    9.96       $   10.00
Income from investment operations
  Net investment income.................................................................          0.07(1)        0.052
  Net realized and unrealized gain (loss)...............................................          0.10           (0.04)
                                                                                                  ----          ------
    Total from investment operations....................................................          0.17            0.01
                                                                                                  ----            ----
Less distributions:

  Dividends from net investment income..................................................         (0.02)          (0.05)
                                                                                                 ------          ------
    Total distributions.................................................................         (0.03)          (0.05)
                                                                                                 ------          ------
Change in net asset value...............................................................          0.14           (0.04)
                                                                                                  ----           ------
Net asset value, end of period..........................................................     $   10.10       $    9.96
                                                                                             =========       ==========
Total Return(4).........................................................................          1.62%(3)        0.16%(3)
Ratios/supplemental data:
  Net assets, end of period (thousands).................................................     $  15,179       $  11,585
Ratio to average net assets of:
  Operating expenses....................................................................          1.25%(1)        1.25%(1)
  Net investment income.................................................................          1.51%(1)        2.40%(1)
Portfolio turnover rate.................................................................             6%(3)           2%(3)
Average commission rate paid(5).........................................................     $  0.0098       $  0.0109

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.03 per share.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                         RESEARCH ENHANCED INDEX SERIES

                           [To be filed by Amendment]




                           ENGEMANN NIFTY FIFTY SERIES
                          SENECA MID-CAP GROWTH SERIES
                         PHOENIX GROWTH & INCOME SERIES
                           PHOENIX VALUE EQUITY SERIES
                          SCHAFER MID-CAP VALUE SERIES

            These Series commenced operations as of __________ 1998; accordingly, data for these Series is not yet available


                                      2-9

INTRODUCTION
--------------------------------------------------------------------------------
    This Prospectus describes the shares offered by and the operations of The Phoenix Edge Series Fund (the "Fund"). The Fund is an open-end management investment company established as a business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated February 18, 1986 (the "Declaration of Trust"). The Declaration of Trust, as amended authorizes the assets and shares of the Fund to be divided into series (the "Series"). Each Series has a different investment objective, as described on the cover page of this Prospectus, and is designed to meet different investment needs. In many respects, each Series operates as if it were a separate mutual fund.

    Shares of the Fund are sold to the Phoenix Home Life Variable Accumulation Account (the "VA Account") to fund the benefits under Variable Accumulation Annuity Contracts ("Contracts") issued by Phoenix; to the Phoenix Home Life Variable Universal Life Account (the "VUL Account") to fund the benefits under Variable Universal Life Insurance Policies ("Policies") also issued by Phoenix; to the PHL Variable Accumulation Account ("PHL VA Account") to fund benefits under Contracts issued by PHL Variable; and to the Phoenix Life and Annuity Variable Universal Life Account (the "PLAC Account") to fund benefits under Policies issued by PLAC. The VA Account, PHL VA Account, VUL Account and PLAC VUL Account (collectively the "Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract Owners and Policyowners. Such allocation rights are further described in the accompanying Prospectus for the Contracts or Policies. Phoenix redeems shares to the extent necessary to provide benefits under the Contracts and Policies. Phoenix may establish other separate accounts which may purchase shares in the Fund.

    When making allocations from time to time, a Contract Owner or Policyowner should understand that investment return will affect benefits and the value of the Contract or Policy. The accompanying Prospectus for the respective Accounts contains a description of the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under the Contract or Policy.

    The Trustees have authority to issue an unlimited number of shares of beneficial interest of each Series. An interest in the Fund is limited to the assets of the Series in which shares are held, and shareholders are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Series.

PHOENIX, PHL VARIABLE AND PLAC
    Shares of the Fund are currently sold to the Accounts as the investment base for Variable Accumulation Annuity Contracts and Variable Universal Life Insurance Policies issued by Phoenix, PHL Variable and PLAC. Phoenix is a mutual life insurance company whose Executive Office is at One American Row, Hartford, Connecticut 06102-5056, and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New York 12061. Phoenix is the nation's 14th largest mutual life insurance company and has total assets of approximately $15.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.

    PHL Variable is a wholly-owned indirect subsidiary of Phoenix. Its Executive Office is at One American Row, Hartford, Connecticut 06102-5056 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PHL Variable is a Connecticut stock company. On December 31, 1996, it had admitted assets of $189.5 million.

    PLAC is an indirect wholly-owned subsidiary of Phoenix. Its Executive Office is at One American Row, Hartford, Connecticut 06102-5056, and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PLAC is a Connecticut stock company originally chartered in Missouri in March 1996 as Savers Life Insurance Company of America and redomiciled to Connecticut in April 1997. On December 31, 1996, it had admitted assets of $11.5 million.

    The interests and rights of a Contract Owner or Policyowner in the shares is subject to the terms of the Contract or Policy and is described in the accompanying Prospectus for that particular product. The rights of the Accounts as shareholders should be distinguished from the rights of Contract Owners and Policyowners described in the accompanying Prospectus and in the Contract or Policy for that particular product. As long as shares of the Fund are sold only to the Accounts, the terms "shareholder" or "shareholders" in this Prospectus refer to the Accounts.

THE INVESTMENT ADVISERS

    The investment adviser of the Money Market, Multi-Sector, Balanced, Allocation, Growth, International, Theme, Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series is Phoenix Investment Counsel ("PIC" or "Adviser"). PIC is an indirect, less than wholly-owned subsidiary of Phoenix.

    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which services each is paid a fee by PIC.

Enhanced Index Series       J.P.  Morgan  Investment  Management,
                            Inc. ("J.P. Morgan")
Nifty Fifty Series          Roger  Engemann &  Associates,  Inc.
                            ("Engemann")
Seneca Mid-Cap Series       Seneca  Capital   Management,   LLC
                            ("Seneca")
Schafer Mid-Cap Series      Schafer  Capital  Management,  Inc.
                            ("Schafer")

    The investment advisor for the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS" or "Advisor"). PRS is a wholly-owned indirect subsidiary of Phoenix.

    Pursuant to a subadvisory agreement with the Fund, PRS delegates certain investment decisions and research functions with respect to the Real Estate Series to Duff & Phelps Investment Management Co. for which it is paid a fee by PRS.


                                      2-10

    The Asia Series is managed by Phoenix-Aberdeen International Advisors, LLC ("PAIA" or "Adviser"). PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc.

    Pursuant to a subadvisory agreement with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Asia Series to PIC and to Aberdeen Fund Managers, Inc., for which each is paid a fee by PAIA.

    As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series. These Fund charges and other expenses are described more fully in the section, "The Fund and Its Management - Advisory Fees."


OFFERING PRICES
    Shares in each of the Series of the Fund are offered to the Accounts continuously at the net asset value determined at the close of business on the day the application is accepted and paperwork is complete and in good working order. For information on pricing for initial and subsequent purchase payments under Contracts or Policies, see the accompanying prospectus.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
    To the extent that shares are sold to the Accounts in order to fund the benefits under the Contracts or Policies, the structure of the Fund permits Contract Owners and Policyowners, within the limitations described in the Contracts or Policies, to allocate their investments in response to or in anticipation of changes in market or economic conditions.

    Each Series has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the Series can be expected to affect the investment return of each Series and the degree of market and financial risk to which each Series is subject. The investment objective of each Series is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Series. Since certain risks are inherent in the ownership of any security, there can be no assurance that any Series will achieve its investment objective. The investment policies of each Series also will affect the rate of portfolio turnover. A high rate of portfolio turnover generally involves correspondingly greater transaction costs, which must be borne directly by each Series. The portfolio turnover rate for each Series, except the Money Market Series (which does not normally pay brokerage commissions), is included under "Financial Highlights." The rate for several Series has been, and is expected to be, in excess of 100%; accordingly, such Series will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. (See "Portfolio Transactions and Brokerage.")

MULTI-SECTOR SERIES
    The Multi-Sector Series' investment objective is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. Distributions of income are reinvested to purchase additional shares. The Series will seek to achieve its objective by investing, under normal conditions, at least 80% of the value of the total assets of the Series in the following sectors of the fixed income securities markets: high yield (high risk) fixed income securities, (sometimes referred to as "junk bonds"), high quality fixed income securities, fixed income securities including preferred stocks, convertible securities, debt obligations, foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities. The Series' remaining assets may be invested in common stock and other equity securities when such investments are consistent with its primary investment objective or are acquired as part of a unit consisting of a combination of fixed income securities and equity securities (see "Other Special Investment Methods").

    Higher yields are available ordinarily from securities in the lower rated categories of recognized rating agencies (Ba to Ca by Moody's Investors Service, Inc. ("Moody's") or BB to CC by Standard & Poor's Corporation ("S&P")) and from unrated securities of comparable quality. However, the Multi-Sector Series will not invest in securities in the two lowest rating categories (Ca and C for Moody's and CC and C for S&P) unless PIC believes that the financial condition of the issuer, or the protections afforded to the particular securities, is stronger than otherwise would be indicated by the low ratings. When the investment objective of this Series can be met by investing in securities in higher rating categories, such investments will be made. Moreover, the Series may retain securities whose ratings have changed. The Appendix contains a more detailed description of such ratings.

    When a more conservative investment strategy is necessary for temporary defensive purposes, the Series may retain cash or invest part or all of its assets in cash equivalents or in other fixed income securities deemed by management to be consistent with a temporary defensive posture.

    Risk Factors. While the Multi-Sector Series' management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower rated securities generally fluctuate more than those of higher rated securities, and using credit ratings helps to evaluate the safety of principal and interest but does not assess market risk. Economic downturns and interest rate increases may cause a higher incidence of lower-rated securities defaults. Such fluctuations in the market value of portfolio securities subsequent to their acquisition by the Multi-Sector Series will not normally affect cash income from such securities but will be reflected in the Series' net asset value. Additionally, with lower rated securities there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of income and principal. Also, because the Series intends to invest primarily in securities in the lower rating categories, the achievement of its goals will be more dependent on management's credit analysis ability than would be the case if the Series were investing in securities in the higher rated categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer. In addition, legislation may be enacted in the future that could depress the price of lower-rated securities.

                                      2-11

    The Multi-Sector Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity ("deferred coupon" or "zero coupon" obligations). The value of these obligations may fluctuate more in response to interest rate changes than would the value of debt obligations that make current interest payments. In addition, because the Series will accrue income on these securities prior to the receipt of each payment, it may have to dispose of portfolio securities to distribute income to the Accounts for tax purposes. (See the Statement of Additional Information.)

MONEY MARKET SERIES
    The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Series seeks to achieve its objective by investing in a managed portfolio of the following high quality money market instruments:

    (a) obligations issued or guaranteed as to principal and interest by the United States Government or its agencies, authorities or instrumentalities;

    (b) obligations issued by U.S. banks and savings and loan associations (such as bankers' acceptances, certificates of deposit and time deposits, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks) and dollar-denominated obligations unconditionally guaranteed as to payment by such banks or savings and loan associations, which at the date of investment have capital, surplus, and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

    (c) commercial paper which at the date of investment is issued or guaranteed by a company whose commercial paper is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or F-1 by Fitch's Investors Service or, if not rated, is issued or guaranteed by a company which at the date of the investment has an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's;

    (d) other corporate obligations maturing in one year or less which at the date of investment are rated AA or higher by Standard & Poor's or Aa or higher by Moody's; and

    (e) repurchase agreements with recognized securities dealers and member banks of the Federal Reserve System with respect to any of the foregoing obligations.

    All of the Money Market Series investments will mature in 397 days or less. In addition, the average maturity of the Series' portfolio securities based on their dollar value will not exceed 90 days. By limiting the maturity of its investments, the Money Market Series seeks to lessen the changes in the value of its assets caused by market factors.

    Generally, investments will be limited to securities rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations, or by one such organization if only one has rated the security, and comparable unrated securities. In addition, no more than 5% of the Series' total assets will be invested in securities of any one issuer or in securities not rated in the highest short-term rating category. Moreover, no more than the greater of 1% of the Series' total assets or $1 million will be invested in the securities of any one issuer that are not in the highest short-term rating category.

    This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions will be generally with issuers or dealers acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold for a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the creditworthiness of its issuer.

GROWTH SERIES
    The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Series seeks to achieve its investment objective by investing principally in common stocks of corporations believed by PIC to offer growth potential over both the intermediate and the long term. In pursuing capital growth, emphasis is placed on the selection of securities of well-established corporations with aggressive and experienced managements. This Series may invest not more than 20% of the market value of its total assets in convertible securities, that is, debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. It is not intended at this time that this Series will invest in warrants.

    Although the Growth Series will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary to achieve the investment objective of the Series without regard to the resulting brokerage costs.

                                      2-12

    PIC intends to diversify investments of the Series among a number of corporations without concentration in any particular industry. When, in the opinion of the Fund management, a temporary defensive position is warranted, the Series may maintain part or all of its assets in cash or short-term investments such as United States Treasury bills and commercial paper; it may also invest in preferred stocks, nonconvertible bonds, notes, government securities or other fixed-income securities for temporary defensive purposes.

ALLOCATION SERIES
    The investment objective of the Allocation Series (formerly designated the "Total Return Series") is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Series seeks to achieve its investment objective by investing in three market segments: stocks, bonds, and money market instruments. In addition to trading techniques described fully in the Statement of Additional Information, the Series has retained the flexibility to write (sell) covered call options, to purchase call and put options and to enter into financial futures contracts.

    The Allocation Series will adjust the mix of investments among the three market segments to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. It is expected that such adjustments normally will be made in a gradual manner over a period of time. THERE ARE NO MINIMUM OR MAXIMUM PERCENTAGES AS TO THE AMOUNT OF THE SERIES' ASSETS WHICH MAY BE INVESTED IN EACH OF THE MARKET SEGMENTS. MAJOR CHANGES IN INVESTMENT MIX MAY OCCUR SEVERAL TIMES A YEAR OR OVER SEVERAL YEARS, DEPENDING UPON MARKET AND ECONOMIC CONDITIONS AND EXCEPT FOR RESTRICTIONS NOTED HEREIN AND UNDER "INVESTMENT RESTRICTIONS," THE INVESTMENT ADVISER HAS COMPLETE FLEXIBILITY IN DETERMINING THE AMOUNT AND NATURE OF COMMON STOCK, DEBT OR MONEY MARKET INSTRUMENTS IN WHICH THE SERIES MAY INVEST.

    Investments in one of the three market segments will be made with a specific purpose in mind. Investments in the stock segment will be for the purpose of attempting to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Investments in the bond segment will be for the purpose of attempting to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values and may include investments of up to 5% of the Series' total assets in high risk fixed income securities (commonly referred to as "junk bonds"). Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity. The types of securities in each of these three market segments in which the Allocation Series will invest are listed in the Statement of Additional Information.

    Cash may be held to provide for expenses and anticipated redemption payments and so that orderly redemption payments may be carried out in accordance with the Allocation Series' investment policies.

    See Multi-Sector Series and Money Market Series for a description of risks generally associated with investing in the Allocation Series.

INTERNATIONAL SERIES
    The International Series seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Other Special Investment Methods"). Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.

    There is no limitation on the percentage or amount of the International Series assets which may be invested for capital growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the International Series will be invested for capital growth or income, the Adviser will analyze the international equity and fixed income markets and seek to assess the degree of risk and level of return that can be expected from each market. The International Series will invest primarily in non-United States issuers, and under normal circumstances, more than 80% of the International Series' total assets will be invested in non-United States issuers located in not less than three foreign countries.

    In pursuing its objective, the International Series will invest primarily in common stocks of established non-United States companies believed to have potential for capital growth, income or both. However, there is no requirement that the International Series invest exclusively in common stocks or other equity securities. The International Series may invest in other types of securities including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. The Series may invest up to 10% of its total assets in bonds (sometimes referred to as "junk bonds") considered to be less than investment grade (but which are not in default at the time of investment), which may subject the Series to risks attendant to such bonds (see "Risk Factors" below). When the Adviser believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Series may substantially increase its holdings in debt securities. The International Series may establish and maintain part or all of its assets in reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The International Series reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. The International Series may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities (see "Other Special Investment Methods").

    The International Series also may invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized

                                      2-13
to invest in the securities that are issued in such countries. The Fund's purchase of securities of such other investment companies may result in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

    The International Series makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the International Series' investments. The International Series may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Adviser poses no unique investment risk. The International Series may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. Under exceptional economic or market conditions abroad, the International Series may, for temporary defensive purposes, invest all or a major portion of its assets in U.S. government obligations or securities of companies incorporated in and having their principal activities in the United States. The International Series also may invest its reserves in domestic short-term money-market instruments as described above.

    In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.

    The International Series may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser believes that these characteristics can be expected to continue in the future.

    Generally, the Series will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

    Risk Factors. There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign companies than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In addition, if it should become necessary, the Fund could encounter difficulties involving legal processes abroad.

    Foreign securities involve currency risks. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Portfolio's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

    Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets, volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.

    There also is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the International Series in some foreign countries. The International Series is not aware of any investment or exchange control regulations which might substantially impair the operations of the Series as described, although this could change at any time.

    Particular risks are posed by investments in third world countries or so-called "emerging markets." These securities may be especially volatile based on relative economic, political and market conditions present in these countries. The economics of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the shares of many emerging market issuers also may be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a Portfolio's investments in such countries and the availability of additional investments in such countries.

    For many foreign securities, there are U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored

                                      2-14
and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Series can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International Series also may invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

    The dividends and interest payable on certain of the International Series' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the International Series' shareholders. Investors should understand that the expense ratio of the International Series can be expected to be higher than those of investment companies investing in domestic securities since the costs of operation are higher.

    Since the International Series may invest up to 10% of its total assets in bonds considered to be less than investment grade, it may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. See "Risk Factors" described in connection with the Multi-Sector Series for additional information regarding investing in lower rated securities.

BALANCED SERIES
    The Balanced Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

    The Balanced Series may invest in any type or class of security. Normally, the Balanced Series will invest in common stocks and fixed income securities; however, it also may invest in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income senior securities. The overall economic and financial outlook determines the allocation of assets between fixed income and common stock investments. Fixed income investments are typically made in high quality, lower risk securities. Common stock investments are made in companies with intermediate and long-term earnings growth potential such as are invested in by the Growth Series. The Series attempts to invest in common stocks belonging to fundamentally attractive sectors and industries and strives to be overweighted in these areas relative to their representation in broad market indices such as the Standard & Poor's 500. The current outlook and the asset allocation are continuously reviewed.

    The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes and may invest in deferred or zero coupon debt obligations. (See "Other Special Investment Methods" and the Statement of Additional Information.)

    In implementing the investment objectives of this Series, management will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Series may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as government securities and high grade commercial paper.

REAL ESTATE SERIES
    The Real Estate Series seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry. Under normal circumstances, the Series intends to invest at least 75% of the value of its assets in these securities.

    REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Series intends to emphasize investment in equity REITs.

    In determining whether an issuer is "principally engaged" in the real estate industry, PRS seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Series will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stock.

    The Real Estate Series also may invest up to 25% of its total assets in (a) marketable debt securities of companies principally engaged in the real estate industry; (b) mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"); or (c) short-term investments listed below.

    The Real Estate Series invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by PRS to be of equivalent quality to debt securities so rated. Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in the case of such obligations

                                      2-15
than is the case for higher grade securities. The Series may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid than comparable rated debt securities and may involve somewhat greater risk than rated debt securities.

    For temporary defensive purposes (as when market conditions in real estate securities are extremely adverse such that PRS believes there are extraordinary risks associated with investment therein), the Series may invest up to 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper rated at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by PRS at the time of purchase; and other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.


    Risk Factors. The Real Estate Series is non-diversified under the federal securities laws. As a non-diversified portfolio, there is no restriction under the Investment Company Act of 1940 (the "1940 Act") on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Real Estate Series is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. In addition, investments by the Real Estate Series in securities of companies providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights.


    Although the Real Estate Series does not invest directly in real estate, it does invest primarily in real estate securities and accordingly, the value of shares of the Real Estate Series will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and changes in interest rates.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. The Series may invest in new or unseasoned REIT issuers and it may be difficult or impossible for PRS to ascertain the value of each of such REIT's underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax or distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes may be impacted by federal regulations concerning the health care industry. The Series will indirectly bear its proportionate share of any expenses paid by the Series itself.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

THEME SERIES
    The Theme Series seeks as its investment objective long-term appreciation of capital through investing in securities of companies that the Adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. Examples of thematic investing would include investing in oil and gas exploration companies during the energy shortage years of the late 1970s, owning companies which benefited from lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

    The Adviser will not concentrate its investments in amounts greater than 25% of the assets of the Series in any particular "industry(ies)" or group(s) of "industries" without shareholder approval. In determining when and whether to invest in particular industries, the Adviser will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The Adviser may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The Adviser may pursue one or more investment themes at any time.

    The Adviser will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, are also believed to possess attributes such as, but not

                                      2-16
limited to, good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.

    The Theme Series also may invest in preferred stocks, investment grade bonds (Moody's Investors Service, Inc. rating Baa or higher or Standard & Poor's Ratings Group rating BBB or higher), convertible preferred stocks and convertible debentures if in the judgment of the Adviser the investment would further its investment objective. The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. The Series also may invest up to 35% of its assets in the securities of foreign issuers. See "Other Special Investment Methods." Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.

    For temporary defensive purposes (as when market conditions for growth stocks are adverse), investments may be made in fixed income securities with or without warrants or conversion features. In addition, for such temporary defensive purposes, the Series may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

    Risk Factors. To the extent that the Series invests in a single investment theme, it may be more susceptible to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes. In addition, the Series' investments in common stocks of companies with limited operating history may result in higher volatility in returns. Further, the successful effectuation of the thematic investment strategy used by the Adviser is dependent upon the Adviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter divest of such securities upon saturation. No assurances can be given that the investment strategies utilized will positively correlate with any or all such marketplace trends or that other, possibly more profitable, investment trends could be overlooked.

ASIA SERIES
    The investment objective of the Asia Series is to provide long term capital appreciation. It is intended that this Series will achieve its objective by investing under normal market conditions at least 65% of its total assets in a diversified portfolio of common stocks, convertible securities and preferred stocks of issuers organized and principally operating in Asia, excluding Japan (i.e., companies which derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in such countries or which have at least 50% of their assets situated in such countries) and whose principal securities are actively traded on recognized stock exchanges of such countries. The Series does not intend to invest in securities which are traded in markets in Japan or in countries organized under the laws of Japan.

    The Series will invest in countries having more established markets in regions of Asian countries. The Asian countries to be represented in the Series ordinarily will consist of three or more of the following countries: China, Hong Kong, India, Indonesia, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. From time to time, the Series may invest in South Pacific nations such as Australia and New Zealand. There is no requirement that the Series, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries or other developing markets that are open to foreign investment. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; governmental policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. The Series may make investments in developing or emerging market countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors.

    In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Series may therefore invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). The Series' purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses including operating costs, investment advisory and administrative fees.

    The Series may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The Series' reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

    See International Series for a description of risks associated with foreign investments.

    Additional discussion regarding risks involved in investing in the Series are described in the "Other Special Investment Methods" section below.

ENHANCED INDEX SERIES
    The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. Under normal market conditions, the Series shall invest at least 80% of its net assets in common stocks and other equity securities. The Series seeks to achieve its investment objective by investing in a portfolio of undervalued common stock and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

                                      2-17

    The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the industrial, financial, public utilities and transportation sectors. Most stocks that comprise the S&P 500 are traded on the New York Stock Exchange ("NYSE"), although some are traded on the American Stock Exchange and in the over-the-counter market.

    The Adviser and/or Subadviser will seek to reduce the Series' volatility relative to the S&P 500 by attempting to generally match the Series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings, and diversification. The Subadviser uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued. See "Other Special Investment Methods."

    The Series may retain cash or invest part or all of its assets in money market instruments and cash equivalents for temporary or defensive purposes. Money market instruments sought for investment for such purposes include obligations issued or guaranteed by the U.S. Government or any of its instrumentalities or agencies, commercial paper, bank obligations, repurchase agreements and other debt obligations of the U.S. Government and foreign issuers.

    Risk Factors. While the Adviser shall seek to reduce volatility relative to the S&P 500 through diversification and continual evaluation of index equities, the value of the Series assets are expected to positively correlate with changes in the S&P 500 and the stock market generally. Consequently, economic downturns and interest rate increases may cause a precipitous decrease in the value of the Series holdings.

    The Series commenced operations on July 15, 1997 based upon an initial capitalization of $15 million provided by Phoenix. The ability of the Series to raise additional capital for investment purposes may directly affect the spectrum of portfolio holdings and performance.


NIFTY FIFTY SERIES
    The Nifty Fifty Series seeks its objective through investment in approximately 50 different securities which the Adviser believes represent the best potential to achieve long-term growth of capital. Dividend and interest income to be received from portfolio securities is largely incidental.

    Under normal market conditions, it is expected that at least 75% of the Nifty Fifty Series' assets will be invested in common stocks of high-quality growth companies (i.e., companies which generally exceed $50 million in annual net income) which, at the time of investment, would satisfy the applicable listing requirements of the NYSE with respect to demonstrated earning power, years in operation, number of publicly held shares, and net tangible assets.

    It is expected that the remaining portion of the Nifty Fifty Series' investment portfolio will be invested in common stocks of corporations with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued by other criteria used by the Adviser. Some of these companies may be unseasoned, although others may be well-known and established.

    While the Nifty Fifty Series anticipates being fully invested at all times, except for temporary defensive purposes, it may for short periods of time have more or less than 50 different securities while it is establishing or eliminating a particular position.

    The Nifty Fifty Series may invest in the securities of companies listed on any exchange or traded in the over-the-counter market, and is expected to invest principally in common stocks. The Series' investments may also include, to a limited extent, preferred stocks, warrants, and convertible debt obligations, if deemed appropriate by the Adviser in meeting the Series' objective.

    The Nifty Fifty Series may invest in foreign securities, but typically less than 5% of its assets.

    Risk Factors. Many of the companies in this portion of the Nifty Fifty Series' investment portfolio may be considered small (i.e., less than $50 million in annual net income), and the volatility of price movements of these securities is likely to be greater than that of the S&P 500. Since this Series contains securities of a limited number of companies, this Series may be more sensitive to changes in the market value of a single issuer or industry in its portfolio; therefore, the net asset value per share of the Nifty Fifty Series may fluctuate substantially, and the Series may not be appropriate for short-term investors.

SENECA MID-CAP SERIES
    The Seneca Mid-Cap Series seeks appreciation greater than that of the S&P Mid-Cap Index. The Seneca Mid-Cap Series invests primarily in common stocks of growth companies that meet certain fundamental standards and that the Adviser believes have the potential for above average market appreciation. This Series generally invests at least 65% of its assets in common stocks of companies with market capitalizations between $500 million and $5 billion, although it may at times have significant investments in companies with higher or lower market capitalizations.

    In evaluating companies' potential for market appreciation, the Adviser seeks companies that, among other things, it believes will demonstrate greater long-term earnings growth than the average company included in for the S&P 500 or, the S&P Mid-Cap Index. This approach is based on the belief that growth in a company's earnings will correlate with growth in the price of its stock. The Adviser seeks to identify companies that have the most attractive earnings prospects and favorable valuations. Although this analysis stresses the long-term potential for earnings growth, this Series may buy securities in anticipation of relatively short-term price gains and may engage in other opportunistic trading activities.

    This Series may also invest in preferred stocks, warrants, and debt instruments, including bonds convertible into common stocks. When the Adviser determines that market conditions warrant, the Series may invest without limit in cash and cash equivalents for temporary defensive purposes, although this is not expected to occur routinely. The Series may engage in hedging transactions using, among other things, options and futures contracts.

    The Series may invest as much as 20% of its assets in foreign securities if those securities meet the same criteria for the Series' investments in general. At times the Series may have no foreign investments. Generally, the Series' foreign investments will be made through American depositary receipts ("ADRs") or stocks of foreign

                                      2-18
issuers that are traded directly on U.S. securities exchanges or in the Nasdaq Stock Market.

    Risk Factors. As this Series invests primarily in common stocks, its investments are subject to stock market price volatility. The Series is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in pursuit of long-term capital growth. Prices of securities issued by medium-capitalization companies are often more volatile than those of large, well-established companies, in part because of the relatively fewer shares available and the potential for developments in a smaller company's business to have a relatively greater impact on its earnings and revenues than developments in the business of larger companies. In addition, the risk of insolvency (with attendant losses to shareholders) is greater for smaller companies than for larger companies. As a result, because of its investment focus on companies with medium-capitalization, the Seneca Mid-Cap Series' performance can be expected to be more volatile.

GROWTH & INCOME SERIES
    The Growth & Income Series' investment objective is to seek dividend growth, current income, and capital appreciation by investing in common stocks. Under normal circumstances, the Series is designed to seek a total return that exceeds the total return of the S&P 500 and a dividend yield that exceeds the S&P 500's dividend yield. Under normal circumstances, at least 65% of the Series' assets will be invested in common stock or other equity securities; however, it is the intention of the Adviser to be fully invested in equity securities.

    The Adviser utilizes a quantitative value strategy in pursuit of the Series' investment objective. Quantitative value is an active management strategy which involves selection of securities primarily from the equity securities of the 1,500 largest companies traded in the United States, ranked by market capitalization. The Adviser optimizes the portfolio to achieve a desired balance of risk and return potential, including a targeted yield that exceeds the yield of the S&P 500. This strategy seeks securities of companies relatively undervalued and with improving fundamentals.

    The Series' management strategy may cause its portfolio to be more heavily weighted in some industries than in others. However, the Series will not invest 25% or more of its total assets in securities of companies whose principal business activities are in the same industry.

VALUE SERIES
    The Value Series' primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income by investing in a diversified portfolio of common stocks. The Series seeks to achieve its objective by investing in common stocks that meet certain quantitative standards that in the judgment of the Adviser indicates above average financial soundness and intrinsic value relative to price. Under normal market conditions, at least 65% of the Series' total assets will be invested in common stocks.

    The Adviser applies a selection process which selects stocks that, at the time of purchase, meet certain investment criteria relating to price, dividend yield, going concern value and debt levels. In selecting the securities, the Adviser screens a universe of over 2,500 companies for the Value Series. From this universe, the Adviser anticipates that only a few hundred companies will meet one or more of its investment criteria. Each of these companies is analyzed on the basis of the Adviser's projections of the companies' growth in earnings and dividends, earnings momentum, and under valuation based on a dividend discount model. Target prices and value ranges are developed from this analysis and portfolio selection is made from among the top-rated securities. The securities selected for the Series are generally traded on the NYSE, the American Stock Exchange and in over-the-counter markets.

    A security normally will be sold once it reaches its target price, when negative changes occur with respect to the company or its industry, or when there is significant change in the security with respect to one or more of the investment criteria. The Series may at times continue to hold equity securities that no longer meet the criteria but that are believed suitable in view of the Series' objectives.

SCHAFER MID-CAP SERIES
    The Schafer Mid-Cap Series' primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective. The Series' primary objective is also a fundamental policy of the Series and may not be changed without shareholder approval. Current income is a secondary objective in the selection of investments. This secondary objective is not a fundamental policy of the Series and may be changed by a vote of a majority of the Board of Directors without a vote of the shareholders.

    The policy of the Series is to invest in securities which are believed by the Adviser to offer the possibility of increase in value, for the most part common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with average price/earnings ratios of major market indices, e.g., S&P 500) in relation to investment value (as measured by prospective earnings and dividend growth rates as compared with market averages of such rates). Investments are then monitored by the Series' Adviser for price movement and earnings developments. Once a security is purchased, it will generally be held in the portfolio until it no longer meets the Series' financial or valuation criteria as determined by the Series' Adviser.

    The Series expects to purchase and sell securities at such times as it deems to be in the best interest of its shareholders. Although there may be some short-term portfolio turnover, securities are generally purchased which the Adviser believes will appreciate in value over the long term. The Series anticipates that its annual portfolio turnover rate should not significantly exceed 50%. The Series, however, has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.

    The Series does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate in the light of conditions prevailing at any given time.

    Other than as considered appropriate for cash reserves, the Series will generally maintain a fully invested position in common stocks of publicly-held companies, primarily in stocks of companies listed on a


                                      2-19
national securities exchange and other equity securities (common stocks or securities convertible into common stocks). Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stock and in warrants or other rights to purchase common stock, which in each case are considered equity securities by the Adviser. The Adviser rarely engages in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market fluctuations. Although the Series' portfolio will normally be fully invested in equity securities as described above, a portion of its assets may be held from time to time in cash or cash equivalents (e.g., short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes, or repurchase agreements) when the Adviser is unable to identify attractive equity investments.

    The Series expects to invest primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities, which are traded in a U.S. market or are available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars, and which meet the criteria for investment selection set forth above. See International Series for a description of risks associated with foreign investments.


OTHER SPECIAL INVESTMENT METHODS
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES
    Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

REPURCHASE AGREEMENTS

    The Money Market, Real Estate, International, Theme, Enhanced Index, Seneca Mid-Cap, Schafer Mid-Cap, Growth & Income, Value and Asia Series may invest in repurchase agreements. However, no more than 10% of a Series' net assets will be invested in repurchase agreements having maturities of more than seven days. A repurchase agreement is a transaction where a Series buys a security at one price and the seller simultaneously agrees to buy that same security back at a higher price. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the Adviser acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are always fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.


OPTIONS

    The Multi-Sector, Money Market, Growth, Allocation, Balanced, International, Theme, Enhanced Index, Seneca Mid-Cap, Growth & Income, Value and Asia Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange. Generally, when a Series writes a covered call option, it will acquire the underlying security or will have absolute and immediate right to acquire that security without additional consideration upon conversion or exchange of other securities held by the Series. The Money Market, Growth and Multi-Sector Series may only purchase call options for the purpose of terminating a call option previously written. The Allocation, Balanced, International, Value, Growth & Income, Seneca Mid-Cap and Theme Series also may buy exchange-traded call and put options on equity and debt securities and on stock market indexes. The International, Enhanced Index, Value, Growth & Income, Seneca Mid-Cap and Theme Series also may write or buy Over-the-Counter (OTC) options, buy put options on securities indices and enter into options transactions on a foreign currency. Generally, a put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The International, Theme, Enhanced Index, Growth & Income and Asia Series also may invest up to 5% of its net assets in warrants and stock rights, which are almost identical to call options except that they are issued by the issuer of the underlying security rather than an option writer. However, no more than 2% of its net assets will be invested in warrants and stock rights not traded on the NYSE or American Stock Exchange. A complete description of options, warrants and stock rights, and their associated risks is contained in the Statement of Additional Information. Options are forms of "derivatives" in that their value is dependent on fluctuations in the value of other securities.

    The Fund understands the position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series. A brief description of these procedures and related limitations appears in the Statement of Additional Information.


FINANCIAL FUTURES AND RELATED OPTIONS

    The Allocation, Value, Growth & Income, Seneca Mid-Cap and Balanced Series may enter into financial futures contracts for the purchase or sale of debt obligations traded on exchanges regulated by


                                      2-20
the Commodity Futures Trading Commission to hedge against anticipated changes in interest rates that would otherwise have an adverse effect upon the value of debt securities in its portfolio. A futures contract on a debt obligation is a binding contractual commitment which, if held until maturity, will result in an obligation to make or accept delivery of obligations having a standard face value and rate of return. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. The purchase of such futures contracts will not be for speculation but will be solely for protection of the Series against declines in value. Immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Allocation or Balanced Series' futures contracts (both receipts and delivery) will not exceed 10% of such Series' total assets.


    The International, Theme, Enhanced Index, Value, Seneca Mid-Cap, Growth & Income and Asia Series also may enter into financial futures contracts and related options to hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. The International, Theme and Asia Series will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Series' total assets.


    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or a Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series even though the purchase or sale of the contract would not have resulted in a loss. Futures are forms of derivatives.

    A complete description of financial futures and related options is contained in the Statement of Additional Information.

FOREIGN SECURITIES

    The International and Asia Series will purchase foreign securities as discussed above. In addition, the other Series may invest up to 25% (up to 35% for the Theme Series and typically less than 5% for the Nifty Fifty Series) of total net asset value in foreign securities. The Multi-Sector Series may invest up to 35% of total net asset value in foreign debt securities. The Series, other than the International, Theme and Asia Series, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.


    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. Those considerations are discussed under "International Series."

    Foreign Currency Transactions. The value of the assets of the Series invested in foreign securities, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Series may incur costs in connection with conversions between various currencies. The Series will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. For more information about foreign currency transactions, see the Statement of Additional Information.

LEVERAGE

    The Theme, Value, Seneca Mid-Cap and Enhanced Index Series may, from time to time, increase its ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The Fund may borrow up to 25% of the net assets of such Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.


                                      2-21

    Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of such Series' shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.


    Schafer Mid-Cap, Growth & Income and Nifty Fifty Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the Series' total assets (33 1/3% in the case of Growth & Income Series). Growth & Income and Nifty Fifty Series must also maintain a 300% asset coverage ratio. Schafer Mid-Cap Series may collateralize any such borrowings with up to 10% of its total assets; Growth & Income Series may collateralize any such borrowing with up to 33 1/3% of its total assets.


PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.

MORTGAGE-BACKED SECURITIES

    The Real Estate and Seneca Mid-Cap Series also may invest in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), or Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.


    The Series also may invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

    The Series may purchase pass-through securities at a premium or at a discount. The value of pass-through securities in which the Series may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Series' net asset value.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates, or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess

                                      2-22
of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors, net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

LENDING OF PORTFOLIO SECURITIES

    Subject to certain investment restrictions, a Series (other than Nifty Fifty Series) may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the Series lending its securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.


    Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.


WHEN-ISSUED SECURITIES
    The Enhanced Index Series may commit to purchase new issues of securities on a when-issued or forward delivery basis for payment and delivery on a later date. The price and yield are generally fixed on the commitment to purchase date. During the period between purchase and settlement, the Series does not earn interest. Upon settlement, the security's market value may become more or less than the purchase price.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Fund may not invest more than 25% of the assets of any one Series in any one industry (except that the Money Market and Allocation Series may invest more than 25% of their assets in the banking industry and the Real Estate Series may invest at least 75% of its assets in the real estate industry). If the Fund makes loans of the portfolio securities of any Series, the market value of the securities loaned may not exceed 25% of the market value of the total assets of such Series.


    In addition to the investment restrictions described above, each Series' investment program is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for each Series are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    Each Series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. It is anticipated that the turnover rate for the Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series generally will not exceed 100%. Although securities for the Theme Series are not purchased for the short-term, the Adviser's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Adviser's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. The rates of portfolio turnover for each Series (other than the Money Market and Enhanced Index Series) are set forth under "Financial Highlights." For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------
    The Fund is a mutual fund, technically known as an open-end, diversified investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a

                                      2-23
daily basis by the Fund's investment advisers. The Fund was organized as a Massachusetts Business Trust on February 18, 1986. The Fund issues shares of beneficial interest in nine Series. The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.


INVESTMENT ADVISERS
    The Fund's investment advisers are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Realty Securities, Inc. ("PRS") and Phoenix-Aberdeen International Advisors, LLC ("PAIA," collectively, the "Advisers"). PIC is located at 56 Prospect Street, Hartford, Connecticut 06115. PRS is located at 38 Prospect Street, Hartford, Connecticut 06115. PAIA is located at One American Row, Hartford, Connecticut 06102.


    PIC was originally organized in 1932 as John P. Chase, Inc. In addition to the Fund, it serves as investment adviser to the Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund (all series other than Equity Opportunities Series), Phoenix Duff & Phelps Institutional Mutual Funds (all portfolios other than the Real Estate Equity Securities Portfolio and the Enhanced Reserves Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio) and as subadviser to Chubb America Fund, Inc. and Sun America Series Trust. PIC also serves as subadviser to the Asia Series. As of December 31, 1997, PIC had approximately $___ billion in assets under management.


    All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"). Phoenix owns a controlling interest in PD&P. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix are located at One American Row, Hartford, Connecticut 06102; the executive offices of PD&P are located at 56 Prospect Street, Hartford, Connecticut 06115, and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, serves as subadviser to the Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984 and as of March 31, 1997 had approximately $184 billion in assets under management.


    Roger Engemann & Associates ("Engemann") serves as subadviser to the Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of PD&P. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment adviser to the Phoenix-Engemann Funds. As of December 31, 1996, Engemann had approximately $5.1 billion in assets under management.

    Seneca Capital Management, LLC ("Seneca") serves as subadviser to the Seneca Mid-Cap Series. PD&P owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMC/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment adviser since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 1996, Seneca had approximately $3.9 billion in assets under management.

    Schafer Capital Management, Inc. ("Schafer"), serves as subadviser to the Schafer Mid-Cap Series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 8, 1997, Schafer had approximately $1.7 billion in assets under management.


    PRS was formed in 1994 as an indirect subsidiary of Phoenix. In addition to the Fund, it serves as investment adviser to the Real Estate Securities Portfolio of the Phoenix Multi-Portfolio Fund, the Real Estate Equity Securities Portfolio of the Phoenix Duff & Phelps Institutional Mutual Funds and to the American Phoenix Investment Portfolio. As of December 31, 1996, PRS had $1.4 billion in assets under management.


    Duff & Phelps Investment Management Co. ("DPIM"), an affiliate of the Adviser, serves as subadviser to the Real Estate Series. DPIM is a subsidiary of PD&P, an affiliate of the Adviser, and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PD&P is a NYSE traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 1996, DPIM had approximately $14 billion in assets under management on a discretionary basis.


    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Asset Management is a partially-owned subsidiary of Phoenix. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of the Adviser and subadviser have extensive experience as investment professionals, due to its recent formation, the Adviser has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser to the Asia Series.

    Aberdeen Asset Management was founded in 1983, and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of February 28, 1997, Aberdeen Asset Management and its advisory subsidiaries, had approximately $4.8 billion in assets under management.

                                      2-24

    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. All costs and expenses (other than those specifically referred to as being borne by the Advisers) incurred in the operation of the Account and the Fund are borne by the Fund, Phoenix, PHL Variable or PLAC. A more detailed discussion of the Advisers and the Investment Advisory Agreements and Investment Subadvisory Agreements is contained in the Statement of Additional Information.

PORTFOLIO MANAGERS

    Balanced Series. Investment and trading decisions for the Balanced Series are made by a team of equity investment professionals and a team of fixed income investment professionals.

    Allocation Series. Ms. Mary E. Canning serves as portfolio manager of the Allocation Series and, as such, is primarily responsible for the day-to-day management of the Series' investments. Ms. Canning has served as manager since August 1996 and as co-manager since June 1996. She has been a vice president of Phoenix Investment Counsel, Inc. since 1991 and also is a vice president of the Fund (since 1987) and of Phoenix Series Fund (since 1987). From June 1991 to November 1995, Ms. Canning was associate portfolio manager, Common Stock, Phoenix Home Life Mutual Insurance Company and held various other positions with Phoenix Home Life from 1982 to 1991.


    Multi-Sector Series. Mr. Curtiss O. Barrows has served as portfolio manager of the Multi-Sector Series since 1986 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Barrows also is portfolio manager of the High Yield Series of the Phoenix Series Fund and is a vice president of PIC. Mr. Barrows also is portfolio manager, Public Bonds, Phoenix Home Life Mutual Insurance Company.


    Growth Series. Investment and trading decisions for the Growth Series are made by a team of equity investment professionals.

    International Series. Ms. Jeanne Dorey and Mr. David Lui are the coportfolio managers of the International Series and, as such, are primarily responsible for the day-to-day management of the Series' investments. Ms. Dorey also is coportfolio manager of the International Portfolio of Phoenix Multi-Portfolio Fund and of Phoenix Worldwide Opportunities Fund. Ms. Dorey has served as vice president of PIC since April 1993, and as vice president of the Fund and portfolio manager of the Fund, Phoenix Worldwide Opportunities Fund and Phoenix International Portfolio since February 1993. Since May 1993, she also has served as vice president of National Securities & Research Corporation, an affiliate of PIC. From 1990 to 1992, Ms. Dorey was an investment analyst and portfolio manager with Pioneer Group, Inc. Mr. Lui also is coportfolio manager of Phoenix Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund. Mr. Lui previously served as associate portfolio manager of such funds since June 1995. From 1993 to 1995, Mr. Lui was vice president of Asian Equities at Alliance Capital Management, and from 1990 to 1993, he was an associate, Capital Markets, at Bankers Trust.


    Money Market Series. Ms. Julie L. Sapia is the portfolio manager of the Money Market Series and as such is primarily responsible for the day-to-day management of the Series. Ms. Sapia is also Vice President and portfolio manager of the Money Market Fund Series of Phoenix Series Fund and of the Money Market Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds. She is also Vice President of Phoenix-Aberdeen Series Fund. From April 1997 to present, she has been Head Money Market Trader of PIC; from 1995 to 1997 she was Money Market Trader of PIC; and from 1991 to 1995 she was Money Market Trader for Phoenix.


    Real Estate Series. Ms. Barbara Rubin and Mr. Michael Schatt are responsible for managing the assets of the Real Estate Series. Ms. Rubin, president of the Adviser, is also vice president and coportfolio manager for the Real Estate Equity Securities Portfolio of PD&P Institutional Mutual Funds and the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund. She has over 21 years real estate experience and has been associated with Phoenix for the past 15 years. Michael Schatt is employed as managing director of PD&P and is a senior vice president of the Adviser and vice president of DPIM. His current responsibilities include serving as coportfolio manager of the Real Estate Securities Portfolio of PD&P Institutional Mutual Funds and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC and has over 16 years experience in the real estate industry.


    Theme Series. Mr. William J. Newman serves as portfolio manager of the Theme Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Newman joined Phoenix in March 1995 as chief investment strategist and managing director for Phoenix Investments. Mr. Newman also is executive vice president of PIC. Most recently, Mr. Newman was chief investment strategist for Kidder Peabody in New York from May 1993 to December 1994. He was managing director at Bankers Trust from March 1991 to May 1993.

    Asia Series. Mr. Hugh Young is the portfolio manager of the Asia Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Young has been employed as an investment director for Abtrust Fund Managers (Singapore) Limited since 1988. From 1985 to 1988, Mr. Young was the Far East investment director for Sentinel Funds Management Ltd. From 1984 to 1985, he was an investment manager with Fidelity International Ltd. From 1981 to 1984, he served as investment analyst-overseas investment manager with MGM Assurance; and from 1980 to 1981, he was an investment analyst with Beardsley Bishop Escombe, Stockbrokers.


    Enhanced Index Series. Mr. Timothy Devlin and Mr. James Wiess are coportfolio managers of the Enhanced Index Series and, as such, are primarily responsible for the day-to-day management of the Series' investments. Mr. Devlin has served as a vice president of J.P. Morgan since July 1996 and is a member of the Structured Equity Group where he has the dual responsibilities of client servicing and portfolio management. From 1987 to 1996, he served as First Vice President of Mitchell Hutchins where he managed quantitatively-driven equity portfolios for institutional and retail investors. Mr. Wiess is a vice president of J.P. Morgan and is a portfolio manager in the Structured Equity Group where he has the responsibility of portfolio rebalancing and research and development of structured equities. Prior to joining J.P. Morgan in 1992, Mr. Wiess was a stock index arbitrager for seven years at Oppenheimer & Co.


                                      2-25

    Nifty Fifty Series. Mr. Roger Engemann, Mr. James E. Mair and Mr. John S. Tilson are primarily responsible for the day-to-day management of the Series. Mr. Engemann has been president of Engemann since its inception. Messrs. Mair and Tilson are both executive vice presidents of Engemann, and both have been with Engemann since 1983.

    Seneca Mid-Cap Series. Ms. Gail P. Seneca and Mr. Richard D. Little are the portfolio management team leaders for the Series and as such are primarily responsible for the day-to-day management of the Series' assets. Ms. Seneca is the Chief Executive Officer and Chief Investment Officer of Seneca and a team leader of the portfolio management team of each of the Seneca Funds. From October 1987 until October 1989, Ms. Seneca was senior vice president of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was investment strategist and portfolio manager for Chase Lincoln Bank, heading the Fixed Income Division. Mr. Little has been with Seneca since December 1989. He is a general partner and director of Equities. Before he joined Seneca, Mr. Little held positions as an analyst, board member and regional manager with Smith Barney, NatWest Securities and Montgomery Securities.

    Growth & Income Series. Mr. Steven L. Colton serves as portfolio manager of the Growth & Income Series, and as such is primarily responsible for the day-to-day operation of the Series. Mr. Colton joined PD&P in June 1997. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 17, 1990 through May 30, 1997.

    Value Series. Mr. Christian C. Bertelsen serves as portfolio manager of the Value Series and as such is primarily responsible for the day-to-day management of the Series' investments. Mr. Bertelsen joined PD&P in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as chief investment officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a senior vice president of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund. From 1986 to 1993, he served as senior vice president of Colonial Equity Management, Inc. and vice president and portfolio manager of the Colonial Fund. Mr. Bertelsen has over 30 years investment experience.

    Schafer Mid-Cap Series. Mr. David K. Schafer, is the portfolio manager for the Schafer Mid-Cap Series and as such is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Schafer has been in the investment management business for more than twenty-five years. Mr. Schafer is the president of Schafer Capital Management, Inc. and is also portfolio manager to Strong Schafer Value Fund. Mr. Schafer was a securities analyst, first for Arnold Bernhard & Co., Inc., publisher of The Value Line Investment Survey, from June 1966 to June 1968; for J & W Seligman & Co. from June 1968 to December 1970; and for Fariston Management Corp., from January 1971 to November 1972. In 1972, he joined the treasury department of INCO Ltd. to supervise that company's pension assets, and in 1974 he began managing a portion of those assets himself. In 1981, Mr. Schafer left INCO Ltd. to found Schafer Capital Management.


ADVISORY FEES
    As compensation for its services for all Series, the Advisers are entitled to a fee at an annual rate of the average daily net assets of the Series, payable monthly, as follows:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------


                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES             $250,000,000    $250,000,000    $500,000,000
------             ------------    ------------    ------------
Money Market.....      .40%            .35%            .30%
Multi-Sector.....      .50%            .45%            .40%
Balanced.........      .55%            .50%            .45%
Allocation.......      .60%            .55%            .50%
Growth...........      .70%            .65%            .60%
International....      .75%            .70%            .65%
Theme ...........      .75%            .70%            .65%
Nifty Fifty......      .70%            .65%            .60%
Seneca Mid-Cap...      .75%            .70%            .65%
Growth & Income..      .70%            .65%            .60%
Value............      .70%            .65%            .60%


                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

SERIES
------
Enhanced Index...       .45%
Schafer Mid-Cap..      1.10%

    The total advisory fees of .75%, .75%, .75% and 1.10% of the aggregate net assets of the International, Theme, Seneca Mid-Cap and Schafer Mid-Cap Series, respectively, is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the International, Theme, Seneca Mid-Cap and Schafer Mid-Cap Series.

    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Enhanced Index Series to J.P. Morgan and with respect to the Schafer Mid-Cap Series to Schafer for which they are paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of .25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million and .20% of such value in excess of $100 million. In accordance with the Subadvisory agreement between the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Schafer Mid-Cap Series up to $175 million and .80% of such value in excess of $175 million. The subadvisory agreement relating to the Enhanced Index and Schafer Mid-Cap Series provides, among other things, that J.P. Morgan and Schafer shall effectuate the purchase and sale of securities for the Series and provide related advisory services.


                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------

                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES            $1,000,000,000  $1,000,000,000  $2,000,000,000
------            --------------  --------------  --------------
Real Estate......      .75%            .70%            .65%


    The total advisory fee of .75% of the aggregate net assets of the Real Estate Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is


                                      2-26
similar to fees charged by other mutual funds whose investment objectives are similar to that of the Real Estate Series.


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC


SERIES
------
Asia Series......      1.00%


    The total advisory fee of 1.00% of the aggregate net assets of the Asia Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Asia Series. The Investment Advisory Agreement with the Fund provides that PAIA will reimburse the Fund for the amount, if any, by which the total operating expenses (including PAIA's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Asia Series is permitted to bear under the most restrictive expense limitation.

    For providing research and other domestic advisory services to the Asia Series, PAIA pays to PIC, Inc. a monthly subadvisory fee at an annual rate equivalent to .30% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions and providing research and other services to the Series, PAIA also pays a monthly subadvisory fee to Aberdeen Fund Managers Inc. equivalent to .40% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, Aberdeen Fund Managers Inc. shall engage the services of its affiliates Abtrust Fund Managers Ltd. and Abtrust Fund Managers (Singapore) Limited for which such entities shall be paid a fee by Aberdeen Fund Managers Inc.


FINANCIAL AGENT
    Under a Financial Agent Agreement, PEPCO acts as financial agent of the Fund and as such is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate per each $1,000,000 of $600.

EXPENSES

    Each Series (except the International, Real Estate, Theme, Asia, Enhanced Index and Seneca Mid-Cap Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme, Asia, Enhanced Index and Seneca Mid-Cap Series pay total operating expenses other than the management fee up to
 .40%, .25%, .25%, .25%, .10% and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.


PORTFOLIO TRANSACTIONS AND BROKERAGE
    No Series has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to the Statement of Policy on Brokerage Allocation adopted by the Board of Trustees, the Advisers are primarily responsible for the portfolio decisions of each Series and the placing of its portfolio transactions. In placing orders, it is the policy of each Series to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Advisers generally seek reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. The Statement of Additional Information contains more information on brokerage allocation.

PERFORMANCE HISTORY
    From time to time, the Fund may include the performance history of any or all of the Series (along with applicable separate account performance history) in advertisements, sales literature or reports. Performance information about each Series is based on that Series' past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Money Market Series, as yield of the Multi-Sector Series and as total return of any Series. Current yield for the Money Market Series will be based on the income earned by the Series over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends.

    For the Multi-Sector Series, quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period.

    When a Series advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Series has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the maximum sales charge applicable at the beginning of the relevant period.

           AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING 12/31/96
           ----------------------------------------------------------

                  COMMENCEMENT                              LIFE OF
SERIES                DATE       1 YEAR  5 YEARS  10 YEARS   FUND
------                ----       ------  -------  --------   ----
Multi-Sector....     1/1/83      12.42%  10.86%    9.77%    10.89%
Balanced........     5/1/92      10.56%     N/A      N/A    10.26%
Allocation......     9/17/84      9.05%   9.32%   11.40%    12.91%
Growth..........     1/1/83      12.58%  14.56%   16.13%    18.87%
International...     5/1/90      18.65%   9.44%      N/A     8.53%
Real Estate ....     5/1/95      33.09%     N/A      N/A    30.87%
Theme...........     1/29/96        N/A     N/A      N/A    10.33%
Asia Series.....     9/17/96        N/A     N/A      N/A     0.16%
Enhanced Index..     7/15/97        N/A     N/A      N/A       N/A

                                      2-27

                              ANNUAL TOTAL RETURNS
                              --------------------

YEAR          MULTI-SECTOR   BALANCED     ALLOCATION     GROWTH
----          ------------   --------     ----------     ------
1986.........    19.45%          N/A        15.61%       20.15%
1987.........     1.12%          N/A        12.58%        7.05%
1988.........    10.36%          N/A         2.33%        3.83%
1989.........     8.30%          N/A        19.88%       36.06%
1990.........     5.14%          N/A         5.62%        3.98%
1991.........    19.41%          N/A        29.44%       43.83%
1992.........    10.03%        9.72%        10.67%       10.29%
1993.........    15.90%        8.57%        11.02%       19.69%
1994.........    (5.47%)      (2.80%)       (1.45%)       1.48%
1995.........    23.54%       23.28%        18.22%       30.85%
1996.........    12.42%       10.56%         9.05%       12.58%


                                REAL                  ASIA     ENHANCED
YEAR          INTERNATIONAL    ESTATE     THEME      SERIES     INDEX
----          -------------    ------     -----      ------     -----
1986........         N/A          N/A        N/A        N/A      N/A
1987........         N/A          N/A        N/A        N/A      N/A
1988........         N/A          N/A        N/A        N/A      N/A
1989........         N/A          N/A        N/A        N/A      N/A
1990........      (8.10%)         N/A        N/A        N/A      N/A
1991........      19.78%          N/A        N/A        N/A      N/A
1992........     (12.89%)         N/A        N/A        N/A      N/A
1993........      38.44%          N/A        N/A        N/A      N/A
1994........       0.03%          N/A        N/A        N/A      N/A
1995........       9.59%       17.79%*       N/A        N/A      N/A
1996........      18.65%       33.09%     10.33%*     0.16%*     N/A
                                *Since inception

    Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Principal and investment return (except Money Market Series) will vary and you may have a gain or loss when you withdraw your money. The Multi-Sector Series includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid. While Money Market Series seeks to maintain a stable value of $10.00 per share, there is no assurance that it will be able to do so.

    Yield calculations of the Money Market Series used for illustration purposes are based on the consideration of a hypothetical investment account having a balance of exactly one Share at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Series during this seven-day period will be the change in the value of the hypothetical investment account's original Share. The following is an example of this yield calculation for the Money Market Series based on a seven-day period ending December 31, 1996.

Assumptions:

Value of hypothetical pre-existing account with
   exactly one share at the beginning of the period:. 10.000000 Value of the same account (excluding capital changes) at the end of the seven-day period:......  10.009537
Calculation:
   Ending account value..............................  10.009537
   Less beginning account value......................  10.000000
   Net change in account value.......................   0.009537
Base period return:
   (adjusted change/beginning account value).........   0.000954
Current yield = return x (365/7) =...................      4.97%
Effective yield = [(1 + return)365/7]B1 =............      5.10%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time.

    The Advisers have voluntarily agreed to reimburse certain expenses as described under "Expenses" above. If the Advisers had not reimbursed certain expenses during the periods shown, the returns for these funds would have been lower. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

    The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Series and a comparison of that performance to a securities market index.

SHARES OF BENEFICIAL INTEREST
-------------------------------------------------------------------------------

    The Fund currently has fifteen Series of shares of beneficial interest. Shares (including fractional shares) of each Series have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Series. All voting rights of the Accounts as shareholders are passed through to the Contract Owners and Policyowners. Shareholders of all Series currently vote on the election of Trustees and other matters. On matters affecting an individual Series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that Series is required.


    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from Contract Owners or Policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that Series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Series, and constitute the underlying assets of such Series. The underlying assets of each Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for

                                      2-28
indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and Contract Owners and Policyowners should be fully and completely insulated from risk.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
    The Fund offers its shares, without sales charge, for purchase by the Accounts as an investment medium for the Variable Accumulation Annuity Contracts and Variable Universal Life Insurance Policies issued by Phoenix, PHL Variable and PLAC. It is contemplated that in the future other separate accounts of Phoenix, PHL Variable, PLAC or other insurance companies may purchase shares of the Fund. Shares of the Fund will not be sold to the public. The Fund continuously offers shares in each Series to the Accounts at prices equal to the respective net asset values of those Series. Net asset value is determined in the manner set forth below under "Net Asset Value."

    It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although Phoenix, PHL Variable, PLAC or the Fund currently do not foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Fund's Board of Trustees intends to monitor events in order to identify any material conflicts between such Policyowners and Contract Owners and to determine what action, if any, including withdrawal by the Separate Account from the Fund, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund or
(4) differences in voting instructions between those given by Policyowners and those given by Contract Owners.

NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of each Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series.


    The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than 61 days are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem all full and fractional shares of the Fund presented for redemption. The Fund may, at the discretion of the Trustees and to the extent consistent with state and federal law, make payment for shares of a particular Series redeemed in whole or in part in securities or other assets of such Series taken at current values. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.


    The right to redeem shares or to receive payment with respect to any redemption only may be suspended for more than seven days for any period during which trading on the NYSE is restricted as determined by the SEC or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of each Series is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of each Series.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
    All dividends and distributions with respect to the shares of any Series will be payable in shares of such Series at net asset value or, at the option of the Account as shareholder, in cash.


    The net investment income of the Money Market Series will be declared as dividends daily. Dividends will be distributed and reinvested in additional shares on the last business day of every month. The net income of the Money Market Series for Saturdays, Sundays and other days on which the NYSE is closed will be declared as dividends on the next business day.

    The Multi-Sector, Growth, Allocation, Balanced, International, Enhanced Index, Theme, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series will distribute substantially all net investment income and net realized capital gains, if any, to shareholders at least annually, although it is anticipated that these distributions will be made on a quarterly basis. The Real Estate Series will distribute its net investment income to its shareholders quarterly and net realized capital gains, if any, to its shareholders annually. The Asia Series will distribute its net investment income to its shareholders on a semi-annual basis and net realized capital gains, if any, to its shareholders on an annual basis.


TAXES
--------------------------------------------------------------------------------
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's

                                      2-29
shareholders, which in this case are the Accounts. The International and Asia Series may incur liability for foreign income and withholding taxes on investment income. The International and Asia Series intend to qualify for, and may make an election permitted under, the Code to enable the shareholder Accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the Accounts' pro rata share of the income and withholding taxes paid by the International and Asia Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the Series as income. Contract Owners and Policyowners will not be required to treat the foreign income taxes paid by the Series as income or be able to claim a credit or deduction for these taxes on their income tax returns. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' prospectuses.

    Although the Real Estate Series may be a non-diversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Real Estate Series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the Series.

    In addition, if the Real Estate Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
PAYING AGENT
--------------------------------------------------------------------------------

    The Custodian of the assets of all Series of the Fund, except the International, Real Estate, Enhanced Index and Asia Series, is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081. The Custodian of the assets of the International and Asia Series is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Attention:
Manager, Securities Division. The Custodian of the assets of the Real Estate, Growth & Income, Value, Schafer Mid-Cap and Enhanced Index Series is State Street Bank & Trust, 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Fund has authorized the Custodian to appoint one or more subcustodians of the assets of the Fund held outside the United States. The securities and other assets of each Series will be held by the Custodians or any subcustodian separate from the securities and assets of each other Series.


    The Transfer Agent and the Dividend Paying Agent for the Fund's shares is Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, PO Box 2200, Enfield, Connecticut 06083-2200.

OTHER INFORMATION
--------------------------------------------------------------------------------
    Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund and audits its financial statements annually.

    Inquiries and requests for the Statement of Additional Information and the Annual Report to Shareholders should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephoning Variable Products Operations at (800) 447-4312.

                                      2-30

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
                                                                MAIL OPERATIONS:
101 Munson Street                                                  P.O. Box 8027
Greenfield, MA                                             Boston, MA 02266-8027




                       STATEMENT OF ADDITIONAL INFORMATION


                                __________, 1998



    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read together with the Fund's current Prospectus, dated __________, 1998, which may be obtained by calling Variable Products Operations at (800) 447-4312, or by writing to Phoenix Variable Products Mail Operations at P.O. Box 8027, Boston, Massachusetts 02266-8027.



                             -------------------

                              TABLE OF CONTENTS*

                                                                            PAGE
                                                                            ----
The Phoenix Edge Series Fund (2-1).........................................    2
Investment Policies (2-11).................................................    2

Investment Restrictions (2-23).............................................   12
Portfolio Turnover (2-23)..................................................   13
Management of the Fund (2-23)..............................................   13
Investment Advisers (2-24).................................................   21
Brokerage Allocation (2-27)................................................   23
Determination of Net Asset Value (2-29)....................................   24
Investing In the Fund (2-29)...............................................   24
Redemption of Shares (2-29)................................................   24
Taxes (2-29)...............................................................   25
Custodian (2-30)...........................................................   25

Independent Accountants....................................................   25
Financial Statements.......................................................   25
Appendix...................................................................   25


* Numbers in parentheses are cross-references to related sections of the Prospectus.

THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------
    The Phoenix Edge Series Fund (the "Fund") is an open-end investment company as defined in the Investment Company Act of 1940. It was formed on February 18, 1986 as a Massachusetts Business Trust and commenced operations on December 5, 1986. The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix") created on June 21, 1982. The Phoenix Home Life Variable Universal Life Account is a separate account of Phoenix created on June 17, 1985. The PHL Variable Accumulation Account is a separate account of PHL Variable Insurance Company ("PHL Variable") formed on December 7, 1994. The Phoenix Life and Annuity Variable Universal Life Account is a separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996. The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, Hartford, Connecticut. The Accounts own the majority of the shares of the Fund.


INVESTMENT POLICIES
--------------------------------------------------------------------------------
    The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.


MONEY MARKET INSTRUMENTS
    Certain money market instruments used extensively by the Money Market and Allocation Series are described below. They also may be used by the International, Real Estate, Theme, Enhanced Index and Asia Series and may be used by the other Series to a very limited extent to invest otherwise idle cash, or on a temporary basis for defensive purposes.

    Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

    Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmer's Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

    All of the Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the Series seeks to lessen the changes in the value of its assets caused by market factors. This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A more detailed discussion of amortized cost is contained under "Determination of Net Asset Value."


ALLOCATION SERIES: MARKET SEGMENT INVESTMENTS AND TRADING

    Market Segment Investments. The Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

    (1) STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

    (2) BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

         (a) publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, those publicly offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

         (b) obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

         (c) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Allocation Series' total assets;

         (d) publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

         (e) high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 5% of the Allocation Series' total assets.

    (3) MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

         (a) those money market instruments described in this Statement of Additional Information; and

         (b) reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient funds in a segregated account with its Custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain at all times asset coverage of at least 300% for all obligations under reverse repurchase agreements.

    Trading. In order to achieve the Series' investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market instruments) will be of significance. As a result, the Allocation Series intends to use trading as a means of managing the portfolio of the Series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The Investment Adviser will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the Investment Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the Investment Adviser's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the Investment Adviser's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased.

Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Investment Adviser believes that the result of the trading, net of transaction costs, will benefit the Series. Purchases and sales of securities will be made, whenever necessary in the Investment Adviser's view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling, and engaging in trading, the Allocation Series may enter into financial futures and options contracts.


ENHANCED INDEX SERIES

    The investment strategy of the Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The Series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P 500. The Portfolio intends to invest in securities of approximately 350 issuers, which securities are rated by the Series' Subadviser to have above average expected returns.


    The Series' seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.


o Fundamental research: The Series' Subadviser's approximately 25 domestic equity analysts, each an industry specialist with an average of approximately 12 years experience, follow over 900 predominantly large- and medium-sized U.S. companies--approximately 550 of which form the universe for the Series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500. The analysts' research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover.


o Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

o Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The Series will normally be principally comprised, based on the dividend discount model, of stocks in the first four quintiles. Finally, the Series holds a large number of stocks to enhance its diversification.


    Under normal market circumstances, the Series' Adviser will invest at least 80% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500.


    The Series intends to manage its portfolio actively in pursuit of its investment objective. Since the Series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.


FINANCIAL FUTURES AND RELATED OPTIONS

    The Allocation, Value, Growth & Income, Seneca Mid-Cap and Balanced Series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A Series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a Series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the Series anticipated the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    A Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by a Series is subject to the Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract.

    A Series is required to maintain at all times an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily held in a segregated account with the custodian bank for the Series in an amount sufficient to cover the cost of purchasing the obligation.

    International, Enhanced Index, Value, Seneca Mid-Cap, Growth & Income and Asia Series. The International, Enhanced Index, Value, Seneca Mid-Cap, Growth & Income and Asia Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.


    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    The Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or exchange board-traded put and call options on financial futures contracts.

    The Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, it will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There also is the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.

    Theme Series. The Theme Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to purchase in the future by purchasing futures contracts.

    The Theme Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500. A clearing corporation associated with the New York Stock Exchange ("NYSE") or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


    In contrast to the situation when such Series purchases or sells a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, this Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    The Theme Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


OPTIONS

    MONEY MARKET, GROWTH, BALANCED, INTERNATIONAL, MULTI-SECTOR, ALLOCATION, THEME, ENHANCED INDEX, SENECA MID-CAP, GROWTH & INCOME, VALUE AND ASIA SERIES:
    Writing Covered Call Options. The Multi-Sector, Money Market, Growth, Balanced, Allocation, Theme, Enhanced Index, International, Seneca Mid-Cap, Growth & Income, Value and Asia Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.


    A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.


    When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. Market value is the last sale price of the options on the NYSE on which it is traded, or in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either expires or enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.


    In order to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund intends to limit gains from the sale of securities held or deemed held for less than three months to less than 30% of annual gross income. Accordingly, the Fund may be restricted in the selling of securities which have been held less than three months, in the writing of options on securities into which convertible securities are convertible, in the writing of options on securities which have been held for six months or less, in the writing of options which expire in less than three months and in purchasing options to terminate options which it wrote within the preceding three months. In this regard, the Fund can minimize the possibility of a suspended holding period for purposes of the 30 percent rule to the extent the Fund limits its covered call writing to options with more than 30 days to expiration that are not "deep in the money" and that satisfy certain other requirements such that they will constitute "qualified covered call options" as defined in Section 1092(c)(4)(B) of the Code, as recently enacted.

    An option is generally considered to be "in the money" if the striking price under the option is less than the currently prevailing price of the stock covered by the option so that there is a built-in discount or intrinsic value to the option. Section 1092(c)(4) of the Internal Revenue Code sets forth complex rules defining options which are "deep in the money." These rules vary in their application depending upon the prevailing stock price and the stock price under option contracts available in the market, but are designed to provide objective rules to classify as "deep in the money" options those options whose primary value is attributable to their built-in discount or intrinsic value.

    Premium income earned with respect to a qualified covered call option contract which lapses or experiences gain or loss from such an option contract which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option contract generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price that is less than the applicable security price as defined in Section 1092(c)(4)(G) of the Code will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has a written option outstanding.


    Buying Call and Put Options. The Allocation, Balanced, Enhanced Index, Value, Growth & Income, Seneca Mid-Cap and Theme Series may buy national exchange-traded call and put options on equity and debt securities and on various stock market indexes. The Money Market, Growth and Multi-Sector Series may purchase a call option only to terminate a call option previously written. (See "Writing Covered Call Options" above for a description of call options.)


    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    The seller of an option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option which is being closed.

    Immediately after entering into an opening option position the total value of all open option positions based on exercise price will not exceed ten percent (10%) of the Allocation or Balanced Series' total assets. The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than cost of the put or call option.



INTERNATIONAL, THEME, ENHANCED INDEX, SENECA MID-CAP, VALUE, GROWTH & INCOME AND ASIA SERIES:
    In furtherance of its objectives, the International, Theme, Enhanced Index, Seneca Mid-Cap, Value, Growth & Income and Asia Series may write covered call options and purchase call and put options on securities. In addition, the Series may write secured put options and enter into option transactions on foreign currency.


    Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer

(seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The Series may write exchange-traded call options on its securities. Call options may be written on portfolio securities and on securities indices, and on foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contract.

    The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.


    Purchasing Call and Put Options, Warrants and Stock Rights. The International, Theme, Enhanced Index, Growth & Income and Asia Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series will invest in call and put options whenever, in the opinion of the Adviser or Subadviser, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

    Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The International, Theme, Enhanced Index, Growth & Income and Asia Series intend to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.


    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser or Subadviser and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the International Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Although the Subadviser has found that dealers with which they will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series.

    The Fund will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the Adviser believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

    The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.


FOREIGN CURRENCY TRANSACTIONS
    For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The International and Asia Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


ZERO AND DEFERRED COUPON DEBT SECURITIES

    The Multi-Sector and Seneca Mid-Cap Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series' shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.


REAL ESTATE INVESTMENT TRUSTS
    As described in the Prospectus, the Real Estate Series intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

    --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

    --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

    --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Series should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Series, but also, indirectly similar expenses of underlying REITs.


DEBT SECURITIES
    Up to 25% of the Real Estate Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which PRS believes have attractive equity characteristics). The Real Estate Series may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by PRS. In choosing debt securities for purchase by the Portfolio, PRS will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Series holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy PRS' investment criteria.

    The value of the Real Estate Series investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.


JUNK BONDS
    The International and Allocation Series may invest up to 10% and 5%, respectively, of total net assets in non-investment grade debt securities. The market prices of such lower rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower rated securities may be thinly traded and less liquid than higher rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.


REAL ESTATE SECURITIES

    The Real Estate Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.


    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in

REITs could cause the Series to possibly fail to qualify as a regulated investment company.


EMERGING MARKET SECURITIES

    The Asia Series may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Series also may invest in securities of:
(i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.


    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.


    ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the NYSE rate will improve, the Series may hold such currencies for an indefinite period of time.


    In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Series' profit or loss on currency options or forward contracts, as well as its hedging strategies.


WHEN-ISSUED SECURITIES

    The Enhanced Index and Seneca Mid-Cap Series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Series purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the

Series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the Series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued; in which event the Series may incur expenses associated with unwinding such transactions.


INDUSTRY CLASSIFICATIONS
    For the purposes of establishing industry classifications for the Theme Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index is presently comprised of 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation, Financial and Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

    The following investment restrictions are fundamental policies of the Fund with respect to all Series and may not be changed except as described above. The Fund may not:


     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Real Estate Series may, however, invest in mortgage-backed securities.


     (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the Series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.


     (3) Invest in commodities or in commodity contracts or in options, provided, however, that it may write covered call option contracts; and provided further, that the Allocation, Balanced, Value, Growth & Income and Seneca Mid-Cap Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the International and Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions.


     (4) Engage in the underwriting of securities of other issuers, except to the extent any Series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The International and Asia Series will buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

     (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Allocation, International and Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33 1/3% of the value of the total assets of the Series.

     (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any Series' portfolio at the time any such investment is made.

     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial futures contracts is not considered the purchase of a security on margin.)

     (8) Invest for the purpose of exercising control over or management of any company.


     (9) Unless received as a dividend or as a result of an offer of exchange approved by the SEC or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Series' total assets or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company.

    (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the International and Asia Series, other than foreign government securities), or, with respect to the Allocation and Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Real Estate Series) or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities, to 5% of the Series' total assets.

    (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Real Estate Series). No security may be purchased for a Series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the Fund's total assets. However, the Money Market Series and Allocation Series may invest more than 25% of their assets in the banking industry. The Real Estate Series may invest not less than 75% of its assets in the real estate industry.

    (12) Issue senior securities.

    (13) Enter into repurchase agreements which would cause more than 10% of any Series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than seven days.


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each Series (other than the Money Market, Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series) are set forth under "Financial Highlights" in the Prospectus.



BALANCED SERIES
    In the fiscal years ended December 31, 1995 and December 31, 1996, the turnover rates for the equity portion of the Balanced Series were 256% and 288%, respectively. The turnover rates for the fixed income securities were 175% and 117%, respectively for the same periods.


ALLOCATION SERIES
    In the fiscal years ended December 31, 1995 and December 31, 1996, the turnover rates for the equity portion of the Allocation Series were 195% and 280%, respectively. The turnover rates for the fixed income securities were 112% and 253%, respectively for the same periods.


                             MANAGEMENT OF THE FUND


    The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115. The Trustees and executive officers are listed below.

                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

Robert Chesek (63)               Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix Funds.
49 Old Post Road                                          Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Wethersfield, CT 06109                                    Institutional Mutual Funds (1996-present).  Vice President, Common Stock,
                                                          Phoenix Home Life Mutual Insurance Company (1980-1994).  Director/Trustee,
                                                          the National Affiliated Investment Companies (until 1993).


                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

E. Virgil Conway (68)            Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                        Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                      (1970-present), Pace University (1978-present), Atlantic Mutual
                                                          Insurance Company (1974-present), HRE Properties (1989-present), Greater
                                                          New York Councils, Boy Scouts of America (1985-present), Union Pacific
                                                          Corp. (1978-present), Blackrock Freddie Mac Mortgage Securities Fund
                                                          (Advisory Director) (1990-present), Centennial Insurance Company
                                                          (1974-present), Josiah Macy, Jr., Foundation (1975-present), The Harlem
                                                          Youth Development Foundation (1987-present), Accuhealth (1994-present),
                                                          Trism, Inc. (1994-present), Realty Foundation of New York
                                                          (1972-present), New York Housing Partnership Development Corp.
                                                          (Chairman) (1981-present) and Fund Directions (Advisory Director)
                                                          (1993-present). Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                          Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                          Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
                                                          Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                          (1995-present). Chairman, Audit Committee of the City of New York
                                                          (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage Securities
                                                          Fund (1989-1996). Chairman, Financial Accounting Standards Advisory
                                                          Council (1992-1995). Director/Trustee, the National Affiliated
                                                          Investment Companies (until 1993).

Harry Dalzell-Payne (68)         Trustee                  Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                      Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                             Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10016                                        Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                          (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                          Director/Trustee, the National Affiliated Investment Companies
                                                          (1983-1993). Formerly a Major General of the British Army.

*Francis E. Jeffries (67)        Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                                       Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional
Apt. 1601                                                 Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income
Naples, FL 33963                                          Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                          (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                          (1993-present). Director, The Empire District Electric Company
                                                          (1984-present). Director (1989-1997), Chairman of the Board (1993-1997),
                                                          President (1989-1993) and Chief Executive Officer (1989-1995), Phoenix
                                                          Duff & Phelps Corporation.

Leroy Keith, Jr. (59)            Trustee                  Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                        (1995-present). Director/Trustee, Phoenix Funds (1980-present). Trustee,
Executive Officer                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Carson Product Company                                    Mutual Funds (1996-present). Director, Equifax Corp. (1991-present) and
64 Ross Road                                              Keystone International Fund, Inc. (1989-present). Trustee, Keystone
Savannah, GA 30750                                        Liquid Trust, Keystone Tax Exempt Trust, Keystone Tax Free Fund, Master
                                                          Reserves Tax Free Trust, and Master Reserves Trust. President, Morehouse
                                                          College (1987-1994). Chairman and Chief Executive Officer, Keith
                                                          Ventures (1992-1994). Director/Trustee, the National Affiliated
                                                          Investment Companies (until 1993).

                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

*Philip R. McLoughlin (51)       Trustee and President    Chairman (1997-present), Vice Chairman (1995-1997) and Chief Executive
                                                          Officer (1995-present), Phoenix Duff & Phelps Corporation. Director
                                                          (1994-present) and Executive Vice President, Investments (1988-present),
                                                          Phoenix Home Life Mutual Insurance Company. Director/Trustee and
                                                          President, Phoenix Funds (1989-present). Trustee and President,
                                                          Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                          Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
                                                          Income Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                          Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                          (1995-present), Phoenix Investment Counsel, Inc. Director (1984-present)
                                                          and President (1990-present), Phoenix Equity Planning Corporation.
                                                          Director (1993-present), Chairman (1993-present) and Chief Executive
                                                          Officer (1993-1995), National Securities & Research Corporation.
                                                          Director, Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                          Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                          (1994-present), Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                          Corporation (Delaware) (1985-present), and World Trust Fund
                                                          (1991-present). Director and Executive Vice President, Phoenix Life and
                                                          Annuity Company (1996-present). Director and Executive Vice President,
                                                          PHL Variable Insurance Company (1995-present). Director, Phoenix Charter
                                                          Oak Trust Company (1996-present). Director and Vice President,
                                                          PM Holdings, Inc. (1985-present). Director and President, Phoenix
                                                          Securities Group, Inc. (1993-1995). Director (1992-present) and President
                                                          (1992-1994), W.S. Griffith & Co., Inc. Director (1992-present) and
                                                          President (1992-1994), Townsend Financial Advisers, Inc. Director/Trustee,
                                                          the National Affiliated Investment Companies (until 1993).

Everett L. Morris (69)           Trustee                  Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                            Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps
Colts Neck, NJ 07722                                      Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                          Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present)
                                                          and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                          Director, Public Service Enterprise Group, Incorporated (1986-1993).
                                                          President and Chief Operating Officer, Enterprise Diversified Holdings,
                                                          Incorporated (1989-1993).

*James M. Oates (51)             Trustee                  Chairman, IBEX Capital Markets LLC (1997-present). Managing Director,
Managing Director                                         Wydown Group (1994-present). Director, Phoenix Duff & Phelps Corporation
The Wydown Group                                          (1995-present). Director/Trustee, Phoenix Funds (1987-present). Trustee,
IBEX Capital Markets LLC                                  Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
60 State Street                                           Mutual Funds (1996-present). Director, Govett Worldwide Opportunity
Suite 950                                                 Funds, Inc. (1991-present), Blue Cross and Blue Shield of New Hampshire
Boston, MA 02109                                          (1994-present), Investors Financial Service Corporation (1995-present),
                                                          Investors Bank & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                          (1995-present) and Stifel Financial (1996-present). Member, Chief
                                                          Executives Organization (1996-present). Director (1984-1994), President
                                                          (1984-1994) and Chief Executive Officer (1986-1994), Neworld Bank.
                                                          Director/Trustee, the National Affiliated Investment Companies (until
                                                          1993).


                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

*Calvin J. Pedersen (56)         Trustee                  Director (1986-present), President (1993-present) and Executive Vice
Phoenix Duff & Phelps                                     President (1992-1993), Phoenix Duff & Phelps Corporation.
Corporation                                               Director/Trustee, Phoenix Funds (1995-present). Trustee,
55 East Monroe Street                                     Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Suite 3600                                                Mutual Funds (1996-present). President and Chief Executive Officer, Duff
Chicago, IL 60603                                         & Phelps Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps
                                                          Utilities Income Inc. (1994-present) and Duff & Phelps Utility and
                                                          Corporate Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (69)           Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                           Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
P. O. Box 909                                             Mutual Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                                        (1978-present), Phoenix Home Life Mutual Insurance Company
                                                          (1972-present), Landauer, Inc. (medical services) (1970-present),Tech
                                                          Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV
                                                          Industries (diversified manufacturer) (1985-present). Director, Key
                                                          Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                          National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)                                  Managing Director,  Mullin Associates  (1993-present).  Director/Trustee,
102 Valley Road                                           Phoenix Funds, (1993-present).  Trustee, Phoenix-Aberdeen Series Fund and
New Canaan, CT 06840                                      Phoenix Duff & Phelps  Institutional  Mutual Funds  (1996-present).  Vice
                                                          President and General Manager,  Coats & Clark,  Inc.  (previously  Tootal
                                                          American,  Inc.) (1991-1993).  Director/Trustee,  the National Affiliated
                                                          Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (66)                               Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                           Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                       Mutual Funds (1996-present).  Director, UST Inc. (1995-present), HPSC
                                                          Inc. (1995-present),  Duty Free International (1997-present) and
                                                          Compuware (1996-present).  Visiting Professor, University of Virginia
                                                          (1997-present).  Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                          Governor of the State of Connecticut (1991-1995).
---------------

* Trustees identified with an asterisk are considered to be "interested persons" of the Fund (within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940, as amended) because of their affiliation with the Phoenix Investment Counsel, Inc., Phoenix Realty Securities, Inc. or Phoenix Equity Planning Corporation.


                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

Michael E. Haylon (40)           Executive                Director and Executive Vice President--Investments,  Phoenix Duff & Phelps
                                 Vice President           Corporation (1995-present). Executive Vice President, Phoenix Funds
                                                          (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                          Executive Vice President (1997-present), Vice President (1996-1997),
                                                          Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                          (1994-present), President (1995-present, Executive Vice President
                                                          (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                          Inc. Director (1994-present), President (1996-present), Executive Vice
                                                          President (1994-1996), Vice President (1993-1994), National Securities &
                                                          Research Corporation. Director, Phoenix Equity Planning Corporation
                                                          (1995-present). Senior Vice President, Securities Investment, Phoenix
                                                          Home Life Mutual Insurance Company (1993-1995). Various other positions with Phoenix Home Life Mutual Insurance Company (1990-1993).


                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

David R. Pepin (55)              Executive                Executive Vice President, Phoenix Funds and Phoenix-Aberdeen Series Fund
                                 Vice President           (1996-present).  Director (1997-present) and Executive Vice President
                                                          (1996-present), Phoenix Duff & Phelps Corporation. Managing Director,
                                                          Phoenix-Aberdeen International Advisers, LLC (1996-present). Director and Executive Vice President, Phoenix Equity Planning Corp.
                                                          (1996-present). Director, Phoenix Investment Counsel, Inc. and National
                                                          Securities & Research Corporation (1996-present). Various positions with
                                                          Phoenix Home Life Mutual Insurance Company (1994-1995). Vice President
                                                          and General Manager, Finance and Health, Digital Equipment Corporation
                                                          (1980-1994).


William J. Newman (58)           Senior Vice President    Executive Vice President (1995-present) and Chief Investment Strategist
                                                          (1996-Present). Phoenix Investment Counsel, Inc. Executive Vice
                                                          President and Chief Investment Strategist (1996-present), Senior Vice
                                                          President (1995-1996) National Securities & Research Corporation. Senior
                                                          Vice President, Phoenix Strategic Equity Series Fund (1996-present), The
                                                          Phoenix Edge Series Fund (1995-present), Phoenix Multi-Portfolio Fund
                                                          (1995-present). Phoenix Income and Growth Fund (1996-present), Phoenix
                                                          Series Fund (1996-present), Phoenix Strategic Allocation Fund, Inc.
                                                          (1996-present), Phoenix Worldwide Opportunities Fund (1996-present),
                                                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                          Phoenix-Aberdeen Series Fund (1996-present). Senior Vice President,
                                                          Phoenix Equity Planning Corporation (1995-1996). Vice President, Common
                                                          Stock and Chief Investment Strategist, Phoenix Home Life Mutual
                                                          Insurance Company (April 1995-November 1995). Chief Investment
                                                          Strategist, Kidder, Peabody Co., Inc. (1993-1994). Managing Director,
                                                          Equities, Bankers Trust Company (1991-1993).

James D. Wehr (40)               Senior Vice President    Managing Director, Fixed Income (1996-present), Vice President
                                                          (1991-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed
                                                          Income (1996-present), Vice President (1993-1996), National Securities &
                                                          Research Corporation. Senior Vice President, Phoenix Multi-Portfolio
                                                          Fund, Phoenix Series Fund, The Phoenix Edge Series Fund, Phoenix
                                                          California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional
                                                          Mutual Funds, Phoenix Multi-Sector Fixed Income Fund, Inc. and Phoenix
                                                          Multi-Sector Short Term Bond Fund (1997-present). Vice President,
                                                          Phoenix Multi-Portfolio Fund (1988-1997), Phoenix Series Fund
                                                          (1990-1997), The Phoenix Edge Series Fund (1991-1997), Phoenix
                                                          California Tax Exempt Bonds, Inc. (1993-1997) and Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-1997). Managing Director, Public Fixed
                                                          Income, Phoenix Home Life Insurance Company (1991-1995). Various
                                                          positions with Phoenix Home Life Mutual Insurance Company (1981-1991).

Hugh Young (39)                  Senior                   Senior Vice President, Phoenix-Aberdeen Series Fund and The Phoenix Edge
Aberdeen Asset Managers LTD      Vice President           Series Fund (1996-present).  Director, Phoenix-Aberdeen International
88A Circular Road                                         Advisors, LLC. Far East Investment Director, Aberdeen Asset Management
Singapore 049439                                          Asia Limited (1988-present). Managing Director, Aberdeen Asset
                                                          Management Asia Limited (1992-present). Director, Abtrust Asian Smaller
                                                          Companies Investment Trust plc (1995-present), Abtrust New Dawn
                                                          Investment Trust plc (1989-present), Abtrust Emerging Asia Investment
                                                          Trust Limited (1990-present), JF Philippine Fund Inc. and Apollo Tiger.


                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

Curtiss O. Barrows (46)          Vice President           Managing Director, Fixed Income (1996-present), Vice President
                                                          (1991-1996), Phoenix Investment Counsel, Inc. Vice President, The
                                                          Phoenix Edge Series Fund (1986-present), Phoenix Series Fund
                                                          (1985-present), Phoenix Multi-Portfolio Fund (1995-present). Managing
                                                          Director, Fixed Income (1996-present), Vice President (1993-1996),
                                                          National Securities & Research Corporation. Portfolio Manager, Public
                                                          Bonds, Phoenix Home Life Mutual Insurance Company (1991-1995). Various
                                                          other positions with Phoenix Home Life Mutual Insurance Company
                                                          (1985-1991).

Mary E. Canning (41)             Vice President           Managing Director and Investment Strategist (1996-present), Vice
                                                          President (1991-1996), Phoenix Investment Counsel, Inc. Managing
                                                          Director and Investment Strategist, National Securities & Research
                                                          Corporation (1996-present). Vice President, The Phoenix Edge Series Fund
                                                          (1987-present) and Phoenix Strategic Allocation Fund, Inc.
                                                          (1996-present). Vice President, Phoenix Series Fund (1987-1997).
                                                          Associate Portfolio Manager, Common Stock, Phoenix Home Life Mutual
                                                          Insurance Company (1989-1995). Various other positions with Phoenix Home
                                                          Life Mutual Insurance Company (1982-1989).

Timothy Devlin (34)              Vice President           Vice President and Portfolio Manager, J.P. Morgan Investment Company and
                                                          Morgan Guaranty Trust Company of NY (1996-present).  Vice President, The
                                                          Phoenix Edge Series Fund (1997-present). First Vice President and
                                                          Portfolio Manager, Mitchell Hutchins Asset Management, Inc. (1987-1996).

Jeanne H. Dorey (36)             Vice President           Managing Director, Equities (1996-present), Vice President (1993-1996),
                                                          Phoenix Investment Counsel, Inc. Managing Director, Equities,
                                                          (1996-present), Vice President (1993-1996), National Securities &
                                                          Research Corporation. Vice President, The Phoenix Edge Series Fund,
                                                          Phoenix Multi-Portfolio Fund and Phoenix Worldwide Opportunities Fund
                                                          (1993-present). Portfolio Manager, International (1992-present) and
                                                          Portfolio Manager, Common Stock (1993-1996), Phoenix Home Life Mutual
                                                          Insurance Company.

William E. Keen III (34)         Vice President           Assistant Vice President (1996-present), Director of Mutual Fund
100 Bright Meadow Blvd.                                   Compliance (1995-1996), Phoenix Equity Planning Corporation. Vice
P.O. Box 2200                                             President, Phoenix Funds, Phoenix-Aberdeen Series Fund and Phoenix Duff
Enfield, CT 06083-2200                                    & Phelps Institutional Mutual Funds (1996-present). Assistant Vice
                                                          President, US Affinity Investments L.P. (1994-1995). Treasurer and
                                                          Secretary, US Affinity Funds (1994-1995). Manager, Fund Administration,
                                                          SEI Corporation (1991-1994).

David Lui (38)                   Vice President           Portfolio Manager, Equities, Phoenix Investment Counsel, Inc. and
                                                          National Securities & Research Corporation (1996-present). Vice
                                                          President, The Phoenix Edge Series Fund, Phoenix Worldwide Opportunities
                                                          Fund and Phoenix Multi-Portfolio Fund (1996-present). Associate
                                                          Portfolio Manager, International Portfolios, Phoenix Home Life Mutual
                                                          Insurance Company (1995-1996). Vice President, Asian Equities, Alliance
                                                          Capital Management (1993-1995).


                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

William R. Moyer (53)            Vice President           Senior Vice President and Chief Financial Officer, Phoenix Duff & Phelps
100 Bright Meadow Blvd.                                   Corporation (1995-present). Senior Vice President, Finance
P.O. Box 2200                                             (1990-present), Chief Financial Officer (1996-present), and Treasurer
Enfield, CT 06083-2200                                    (1994-1996), Phoenix Equity Planning Corporation. Senior Vice President
                                                          (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                          (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President,
                                                          Finance (1993-present), Chief Financial Officer (1996-present), and
                                                          Treasurer (1994-present), National Securities & Research Corporation.
                                                          Senior Vice President and Chief Financial Officer, Duff & Phelps
                                                          Investment Management Co. (1996-present). Vice President, Phoenix Funds
                                                          (1990-present), Phoenix-Duff & Phelps Institutional Mutual Funds
                                                          (1996-present), Phoenix-Aberdeen Series Fund (1996-present). Senior Vice
                                                          President and Chief Financial Officer, W. S. Griffith & Co., Inc.
                                                          (1992-1995) and Townsend Financial Advisers, Inc. (1993-1995). Vice
                                                          President, Investment Products Finance, Phoenix Home Life Mutual
                                                          Insurance Company (1990-1995). Vice President, the National Affiliated
                                                          Investment Companies (until 1993).

Scott C. Noble (51)              Vice President           Senior Vice President, Real Estate, Phoenix Home Life Mutual Insurance
                                                          Company (1991-present). Director and Executive Vice President, Phoenix
                                                          Real Estate Securities, Inc. (1993-present). Vice President, The Phoenix
                                                          Edge Series Fund (1995-present), Phoenix Multi-Portfolio Fund
                                                          (1994-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1997-present). Director (1991-present) and President (1993-present),
                                                          Phoenix Founders, Inc. Director and President (1994-present), Chief
                                                          Executive Officer (1995-present), Phoenix Realty Group, Inc. Director and Chief Executive Officer (1991-present), President (1991-1995),
                                                          Phoenix Realty Advisors, Inc. Director, President and Chief Executive
                                                          Officer, Phoenix Realty Investors, Inc. (1994-present).

Barbara Rubin (44)               Vice President           Vice President, (1995-present), Managing Director (1992-1995), Second
                                                          Vice President (1986-1992), Real Estate, Phoenix Home Life Mutual
                                                          Insurance Company. Vice President, The Phoenix Edge Series Fund
                                                          (1995-present), Phoenix Multi-Portfolio Fund (1994-present) and Phoenix
                                                          Duff & Phelps Institutional Mutual Funds (1997-present). Vice President,
                                                          238 Columbus Blvd. Inc. (1991-present). Director (1988-present) and Vice
                                                          President (1993-present), Phoenix Founders, Inc. Vice President
                                                          (1993-present), Phoenix Real Estate Securities, Inc. Director and
                                                          President (1987-1991), Executive Vice President (1991-1994), Phoenix
                                                          Realty Advisors, Inc. Executive Vice President, Phoenix Realty Group,
                                                          Inc. (1994-present). President (1995-present), Executive Vice President
                                                          (1994-1995), Phoenix Realty Securities, Inc.

Leonard J. Saltiel (44)          Vice President           Managing Director, Operations and Service (1996-present), Senior Vice
                                                          President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                          President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                          Fund (1996-present). Vice President, National Securities & Research
                                                          Corporation (1994-present). Vice President, Investment Operations,
                                                          Phoenix Home Life Mutual Insurance Company (1994-1995). Various
                                                          positions with Home Life Insurance Company and Phoenix Home Life Mutual
                                                          Insurance Company (1987-1994).



                                 POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 WITH THE FUND            DURING PAST FIVE YEARS
----------------                 -------------            ----------------------

Julie L. Sapia (40)              Vice President           Head Money Market Trader (1997-present), Money Market Trader
                                                          (1995-1997), Phoenix Investment Counsel, Inc. Vice President, The
                                                          Phoenix Edge Series Fund, Phoenix Series Fund, Phoenix Duff & Phelps
                                                          Institutional Mutual Funds and Phoenix-Aberdeen Series Fund
                                                          (1997-present). Money Market Trader, Phoenix Home Life Mutual Insurance
                                                          Company (1991-1995). Various positions with Phoenix Home Life Mutual
                                                          Insurance Company (1985-1991).

Dorothy J. Skaret (45)           Vice President           Director, Money Market Trading (1996-present), Vice President
                                                          (1991-1996), Phoenix Investment Counsel, Inc. Director, Money Market
                                                          Trading (1996-present), Vice President (1993-1996), National Securities
                                                          & Research Corporation. Vice President, The Phoenix Edge Series Fund
                                                          (1991-present), Phoenix Series Fund (1990-present), Phoenix Realty
                                                          Securities, Inc. (1995-present), Phoenix-Aberdeen Series Fund
                                                          (1996-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1996-present). Director, Public Fixed Income, Phoenix Home Life Mutual
                                                          Insurance Company (1991-1995). Various other positions with Phoenix Home
                                                          Life Mutual Insurance Company (1986-1991).

James C. Wiess (37)              Vice President           Vice President and Portfolio Manager, J.P. Morgan Investment Management
                                                          Company and Morgan Guaranty Trust Company of NY (1992-present). Vice
                                                          President, The Phoenix Edge Series Fund (8/97-present).

Nancy G. Curtiss (45)            Treasurer                Treasurer (1996-present), Vice President, Fund Accounting (1994-1996),
                                                          Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds
                                                          (1994-present), Phoenix-Aberdeen Series Fund (1996-present) and Phoenix
                                                          Duff & Phelps Institutional Mutual Funds (1996-present). Second Vice
                                                          President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                          Insurance Company (1994-1995). Various positions with Phoenix Home Life
                                                          Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (50)            Secretary                Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                         Co. (1993-present). Vice President, Mutual Fund Customer Service
Greenfield, MA 01301                                      (1996-present). Vice President, Transfer Agency Operations (1993-1996),
                                                          Phoenix Equity Planning Corporation. Clerk, Phoenix Investment Counsel,
                                                          Inc. (1995-present). Secretary, Phoenix Funds (1993-present), Phoenix
                                                          Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                          Phoenix-Aberdeen Series Fund (1996-present). Vice President, Home Life of New York Insurance Company (1984-1992).


No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.

At December 31, 1996, the Trustees and officers as a group owned none of the then outstanding shares of the Fund.


For services rendered to the Fund during the fiscal year ended December 31, 1996, the Trustees received an aggregate of $143,625 from the Fund as Trustees' fees. For service on the Boards of the Phoenix Funds, each Trustee who is not a full-time employee of the Advisers or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. The current members of the Audit Committee are Messrs. Conway, Roth, Segerson and Weicker. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The current members of the Executive Committee are Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustee costs are allocated equally to each of the Series of the Funds within the Fund complex. Officers and employees of the Adviser who are "interested persons" are compensated by the Adviser and receive no compensation from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:


                                                   PENSION OR                           TOTAL COMPENSATION
                                 AGGREGATE    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FROM FUND AND
                               COMPENSATION   ACCRUED AS PART OF     BENEFITS UPON        FUND COMPLEX
             NAME                FROM FUND       FUND EXPENSES        RETIREMENT        PAID TO TRUSTEES
             ----                ---------       -------------        ----------        ----------------
    Robert Chesek                 $12,125                                                    $53,500
    E. Virgil Conway              $14,125                                                    $61,750
    Harry Dalzell-Payne           $12,125                                                    $53,750
    Francis E. Jeffries                $0          None for            None for                   $0
    Leroy Keith, Jr.              $12,125         any Trustee        any Trustee             $53,500
    Philip R. McLoughlin               $0                                                         $0
    Everett L. Morris             $11,375*                                                   $50,750
    James M. Oates                $13,250                                                    $58,000
    Calvin J. Pedersen                 $0                                                         $0
    Herbert Roth, Jr.             $14,875                                                    $64,750
    Richard E. Segerson           $13,750                                                    $60,250
    Lowell P. Weicker, Jr.        $13,875                                                    $60,500


* This compensation (and the earnings thereon) is deferred pursuant to the Directors' Deferred Compensation Plan. At November 30, 1996, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Blinn, Morris and Roth was $313,234.37, $48,298.13 and $127,040.84, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

THE INVESTMENT ADVISERS
--------------------------------------------------------------------------------
    The Fund has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Realty Securities ("PRS") and Phoenix-Aberdeen International Advisors, LLC ("PAIA") whose offices are located in Hartford, Connecticut.

    Phoenix is in the business of writing ordinary and group life and health insurance and annuities. At December 31, 1996, Phoenix had total assets of approximately $15.5 billion. PHL Variable writes variable annuities, and at December 31, 1996 had total assets of approximately $189.5 million. PLAC writes variable universal life insurance policies and at December 31, 1996 had total assets of approximately $11.5 million. PEPCO performs bookkeeping and pricing and administrative services for the Fund. It also provides bookkeeping and pricing services to other investment companies advised by PIC and PRS. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix and PAIA are located at One American Row, Hartford, Connecticut 06102 and the principal offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

    All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P") of Chicago, Illinois. Phoenix owns a majority interest in PD&P. PIC also serves as subadviser to the Asia Series.

    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, serves as subadviser to the Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984 and as of March 31, 1997 had approximately $184 billion in assets under management.


    Roger Engemann & Associates ("Engemann") serves as subadviser to the Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of PD&P. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment adviser to the Phoenix-Engemann Funds. As of December 31, 1996, Engemann had approximately $5.1 billion in assets under management.

    Seneca Capital Management, LLC serves as subadviser to the Seneca Mid-Cap Series. PD&P owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC.

Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment adviser since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 1996, Seneca had approximately $3.9 billion in assets under management.

    Schafer Capital Management, Inc. ("Schafer"), serves as subadviser to the Schafer Mid-Cap Series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 8, 1997, Schafer had approximately $1.7 billion in assets under management.

    PRS was formed in 1994 as an indirect subsidiary of Phoenix. In addition to the Fund, it serves as investment adviser to the Real Estate Securities Portfolio of the Phoenix Multi-Portfolio Fund, the Real Estate Equity Securities Portfolio of the Phoenix Duff & Phelps Institutional Mutual Funds and to the American Phoenix Investment Portfolio. As of December 31, 1996, PRS had $1.4 billion in assets under management.

    Duff & Phelps Investment Management Co. ("DPIM"), an affiliate of the Adviser, serves as subadviser to the Real Estate Series. DPIM is a subsidiary of PD&P, an affiliate of the Adviser, and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PD&P is a NYSE traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 1996, DPIM had approximately $14 billion in assets under management on a discretionary basis.


    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc, is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of the PAIA have extensive experience as investment professionals, due to its recent formation, the PAIA has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser for the Asia Series.

    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of February 28, 1997, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $4.8 billion in assets under management.


    The Agreements provide that each Adviser shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the Advisers shall be paid by the Fund or by Phoenix, PHL Variable and PLAC. The Advisers or Phoenix, PHL Variable and PLAC have agreed to reimburse the Fund for certain operating expenses for all Series. Each Series (except the International, Real Estate, Theme, Asia and Enhanced Index Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme, Asia, Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series pay total operating expenses other than the management fee up to .40%, .25%,
 .25%, .25%, .10%, .15%, .25%, .15%, .15% and .15%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.

    To the extent that any expenses are paid by the Fund, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisers, Phoenix, PHL Variable or PLAC) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund, Phoenix, PHL Variable or PLAC also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.


    The Investment Advisory Agreements provide that the Advisers shall not be liable to the Fund or to any shareholder of the Fund for any error of judgement or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.

    The Investment Advisory Agreements also provide that, as full compensation for the services and facilities furnished to the Fund, the Advisers shall be compensated as follows: within five days after the end of each month, the Fund shall pay the Advisers the following fees:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

                                                     RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT     EXCESS OVER
SERIES            $250,000,000     $250,000,000    $500,000,000
------            ------------     ------------    ------------
Money Market.....     .40%            .35%            .30%
Multi-Sector.....     .50%            .45%            .40%
Balanced.........     .55%            .50%            .45%
Allocation.......     .60%            .55%            .50%
Growth...........     .70%            .65%            .60%
International....     .75%            .70%            .65%
Theme............     .75%            .70%            .65%
Nifty Fifty......     .70%            .65%            .60%
Seneca Mid-Cap...     .75%            .70%            .65%
Growth & Income..     .70%            .65%            .60%
Value............     .70%            .65%            .60%

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------
SERIES
------
Enhanced Index.....    .45%
Schafer Mid-Cap....   1.10%


                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------

                                                     RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT    EXCESS OVER
SERIES           $1,000,000,000  $1,000,000,000   $2,000,000,000
------           --------------  --------------   --------------
Real Estate.....      .75%            .70%             .65%


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia............      1.00%


    The amounts payable to the Advisers shall be based upon the average of the values of the net assets of the Fund as of the close of business each day. There can be no assurance that the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.


    The Investment Advisory Agreements continue in force from year to year for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Advisers, on sixty (60) days written notice.


BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the Advisers and Subadvisers, adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Advisers may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Advisers are considered to be in addition to and not in lieu of services required to be performed by the Advisers under their contracts with the Fund under their contracts with the Advisers and may benefit both the Fund and other clients of the Advisers. Conversely, brokerage and research services provided by brokers to other clients of the Advisers may benefit the Fund.

    If the securities in which a particular Series of the Fund invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisers in determining the overall reasonableness of brokerage commissions paid by the Fund.


    For the fiscal years ended December 31, 1994, 1995 and 1996 brokerage commissions paid by the Fund on portfolio transactions totaled $4,360,577, $5,452,277 and $6,749,696, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended December 31, 1996 included brokerage commissions of $5,789,323 on portfolio transactions aggregating $4,201,850,149 executed by brokers who provided research and other statistical and factual information.

    It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the Advisers are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the Advisers as investment advisers to the Fund as manager of foreign securities owned by the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of each Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    A security that is listed or traded on more than one exchange is valued at the quotation on the NYSE determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.



INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, Contract Owners and Policyowners do have voting rights with respect to those shares, as described in the Prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the Subaccounts corresponding to the Series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.


SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the Contracts or Policies are described in the accompanying prospectus, as are other charges.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder Accounts for redemption. The Account's policies on when and whether to buy or redeem Fund shares are described in the accompanying prospectus.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and Federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder Accounts may incur brokerage costs in converting such securities to cash.


    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder Accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.


TAXES
--------------------------------------------------------------------------------
    As stated in the Prospectus, it will be the policy of the Fund and of each Series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from Federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's Shareholders, which in this case are the Accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the accompanying prospectus for the Account.


CUSTODIAN
--------------------------------------------------------------------------------

    The securities and cash of all Series except the International, Asia, Enhanced Index and Real Estate Series are held by The Chase Manhattan Bank, N.A. under the terms of a custodian agreement. The securities and cash of the International and Asia Series are held by Brown Brothers Harriman & Co. under the terms of a custodian agreement. With respect to the International Series, the address for the Custodian is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Attention: Manager, Securities Department. The securities and cash of the Real Estate, Growth & Income, Value, Schafer Mid-Cap and Enhanced Index Series are held by State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. With respect to Series other than the International, Real Estate, Enhanced Index and Asia Series, the address for the Custodian is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081. The Fund permits the Custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.



FOREIGN CUSTODIAN
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    The Fund's financial statements are audited by Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements and the notes thereto relating to the Fund and the report of Price Waterhouse LLP with respect thereto for the fiscal year ended December 31, 1996 are contained in the Fund's Annual Report. The Annual Report is available by calling Variable Products Operations at (800) 447-4312 or writing to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the Annual Report and the Semi-annual Report to Shareholders containing the Fund's financial statements to every Contract Owner or Policyowner having an interest in the Accounts. The Annual Report for the fiscal period ended December 31, 1996 is included in this Statement of Additional Information.



APPENDIX
--------------------------------------------------------------------------------
A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 1997

                          THE PHOENIX EDGE SERIES FUND



                                      2-1

                               Table of Contents


                                                    Page
                                                    -----
Phoenix Money Market Series    ..................      2
Phoenix Growth Series    ........................      7
Phoenix Multi-Sector Fixed Income Series   ......     12
Phoenix Strategic Allocation Series  ............     18
Phoenix International Series   ..................     24
Phoenix Balanced Series  ........................     30
Phoenix Real Estate Securities Series   .........     36
Phoenix Strategic Theme Series    ...............     40
Phoenix Aberdeen New Asia Series  ...............     45
Notes to Financial Statements  ..................     50


                              MONEY MARKET SERIES

INVESTMENT REVIEW

     Phoenix Edge Money Market Series continued to perform well during this six-month reporting period. As of June 30, 1997, the seven-day current yield was 5.13% compared with the 4.97% IBC Money Fund Average as reported in IBC's Money Fund Report.* Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period, multiplied by 365.

     The fixed-income market experienced significant swings in interest rates during the first half of 1997. The first quarter was dominated by strong economic growth, strong payroll numbers and strong consumer confidence data. The Federal Reserve's decision to tighten monetary policy in late March was long-awaited and much debated. In the second quarter economic releases began to support a slower growth scenario, while the inflation environment remained contained. High cash levels in the short-term market and lack of new issues, as well as the unlikelihood of a further Fed tightening of monetary policy, caused interest rates to fall.

     The Fund's average maturity was kept slightly shorter during the first three months of the year as a defensive strategy. In the second quarter, we gradually lengthened the average maturity to neutral so that the Fund would be well-positioned should rates move in either direction. We continued to emphasize high-quality commercial paper and variable-rate instruments to enhance yield. The average credit quality remains A1/P1.


OUTLOOK

     Looking forward, we continue to anticipate a volatile fixed-income market. Recent economic data has supported a slowdown in activity, but many key areas remain quite strong. Resurgence of economic activity, especially in consumer-related segments, is likely to place the market on alert for higher interest rates.

     Our emphasis will continue to be credit quality, focusing on higher yielding issues, such as commercial paper and variable-rate instruments. Given the uncertainty in the market, we will maintain a neutral position and be monitoring any movement in rates or shifts in yield spreads to identify attractive trading opportunities.












*The IBC Money Fund Average is an average of "first tier" taxable money-market funds as reported in IBC's Money Fund Report.

                              MONEY MARKET SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)


FACE
VALUE                                                                 INTEREST     MATURITY
(000)                                        DESCRIPTION                RATE         DATE          VALUE
---------------------------------   -------------------------------   ----------   ----------   ------------
FEDERAL AGENCY SECURITIES--7.2%
$1,500                              Federal Home Loan Banks   ......   5.69%       11/20/97       $ 1,500,000
 3,000                              Federal Home Loan Banks   ......   5.78        01/28/98         3,000,000
 2,000                              Federal Home Loan Banks   ......   5.79        01/28/98         2,000,000
 2,500                              Student Loan Marketing Assoc.      6.00        06/30/98         2,500,000
                                                                                                 ------------
TOTAL FEDERAL AGENCY SECURITIES   ............................................................      9,000,000
                                                                                                 ------------
                                                                                    RESET
                                                                                    DATE
                                                                                   -------
FEDERAL AGENCY SECURITIES--VARIABLE (b)--13.0%
 3,500                              Federal Farm Credit Banks (final   5.41        07/01/97         3,500,000
                                    maturity 4/1/99)
 4,500                              Federal Farm Credit Banks (final   5.79        07/01/97         4,501,555
                                    maturity 7/24/00)
 1,600                              Student Loan Marketing Assoc.      5.24        07/01/97         1,600,293
                                    (final maturity 10/30/97)
 1,500                              Student Loan Marketing Assoc.      5.26        07/01/97         1,498,924
                                    (final maturity 11/10/98)
 2,500                              Student Loan Marketing Assoc.      5.24        07/01/97         2,500,000
                                    (final maturity 11/24/97)
 1,000                              Student Loan Marketing Assoc.      5.27        07/01/97         1,000,000
                                    (final maturity 2/22/99)
 1,650                              Federal National Mortgage Assoc.   5.29        09/14/97         1,648,685
                                    (final maturity 12/14/98)                                    ------------
 TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                                                         16,249,457
                                                                                                 ------------


                                                             STANDARD
                                                             & POOR'S              MATURITY
                                                             RATING                  DATE
                                                             ----------            ----------
COMMERCIAL PAPER--79.4%
 $2,000    AlliedSignal, Inc.  ...........................     A-1        5.70     07/01/97       2,000,000
  1,500    Asset Securitization Cooperative Corp.   ......     A-1+       5.62     07/01/97       1,500,000
  2,800    Donnelley (R.R.) & Sons Co.  ..................     A-1        6.25     07/01/97       2,800,000
  3,030    International Lease Finance Corp.  ............     A-1        5.54     07/03/97       3,029,067
    435    AlliedSignal, Inc.  ...........................     A-1        5.52     07/07/97         434,600
  1,765    AlliedSignal, Inc.  ...........................     A-1        5.56     07/07/97       1,763,364
  2,500    Donnelley (R.R.) & Sons Co.  ..................     A-1        5.52     07/07/97       2,497,700
  1,815    Southwestern Bell Telephone Co.    ............     A-1+       5.50     07/07/97       1,813,336
  1,507    Southwestern Bell Telephone Co.    ............     A-1+       5.53     07/07/97       1,505,611
  2,000    Warner-Lambert Co.  ...........................     A-1+       5.50     07/07/97       1,998,167
    515    Warner-Lambert Co.  ...........................     A-1+       5.55     07/07/97         514,524
    210    Du Pont (E.I.) de Nemours & Co.    ............     A-1+       5.60     07/08/97         209,771
  2,000    Goldman Sachs & Co.    ........................     A-1+       5.65     07/08/97       1,997,803
    560    Du Pont (E.I.) de Nemours & Co.    ............     A-1+       5.52     07/09/97         559,313
    225    Pitney Bowes Credit Corp.    ..................     A-1+       5.60     07/09/97         224,720
  1,850    Preferred Receivables Funding Corp.   .........     A-1        5.65     07/09/97       1,847,677
    750    Coca-Cola Co.    ..............................     A-1+       5.50     07/10/97         748,969
  1,500    Corporate Asset Funding Co., Inc.  ............     A-1+       5.60     07/10/97       1,497,900
    400    Du Pont (E.I.) de Nemours & Co.    ............     A-1+       5.55     07/10/97         399,445
  1,000    Beta Finance, Inc.  ...........................     A-1+       5.60     07/11/97         998,444
  2,500    Cargill, Inc.    ..............................     A-1+       5.54     07/14/97       2,494,999
  1,800    Heinz (H.J.) Co.    ...........................     A-1        5.60     07/14/97       1,796,360
    750    Preferred Receivables Funding Corp.   .........     A-1        5.57     07/14/97         748,491
  1,655    Private Export Funding Corp.    ...............     A-1+       5.35     07/14/97       1,651,695
  1,295    Private Export Funding Corp.    ...............     A-1+       5.56     07/14/97       1,292,400
  1,500    Exxon Imperial U.S., Inc.    ..................     A-1+       5.55     07/15/97       1,496,763
  1,000    Greenwich Funding Corp.   .....................     A-1+       5.58     07/15/97         997,830
    970    Receivables Capital Corp.    ..................     A-1        5.57     07/15/97         967,899
  2,275    Potomac Electric Power Co.   ..................     A-1        5.52     07/17/97       2,269,419
  1,000    Asset Securitization Cooperative Corp.   ......     A-1+       5.57     07/18/97         997,370
  2,970    Merrill Lynch & Co., Inc.    ..................     A-1+       5.55     07/18/97       2,962,216
    600    Receivables Capital Corp.    ..................     A-1        5.56     07/18/97         598,425
    500    Corporate Receivables Corp.  ..................     A-1        5.67     07/21/97         498,425
  3,500    General Electric Capital Corp.  ...............     A-1+       5.55     07/22/97       3,500,000
  2,000    Asset Securitization Cooperative Corp.   ......     A-1+       5.55     07/25/97       1,992,600
  4,380    Private Export Funding Corp.    ...............     A-1+       5.61     07/28/97       4,361,571
  2,000    General Electric Capital Corp.  ...............     A-1+       5.55     07/29/97       2,000,000
  1,000    Greenwich Funding Corp.   .....................     A-1+       5.58     07/31/97         995,350
    400    Enterprise Funding Corp.  .....................     A-1+       5.58     08/01/97         398,078
  2,000    Preferred Receivables Funding Corp.   .........     A-1        5.58     08/04/97       1,989,460
  1,640    Ciesco L.P.   .................................     A-1+       5.60     08/05/97       1,631,071
  1,500    Receivables Capital Corp.    ..................     A-1        5.62     08/08/97       1,491,102
  1,000    Beta Finance, Inc.  ...........................     A-1+       5.80     08/14/97       1,000,000
    600    Preferred Receivables Funding Corp.   .........     A-1        5.60     08/14/97         595,893

                       See Notes to Financial Statements

                              MONEY MARKET SERIES


FACE                                                                        STANDARD
VALUE                                                                       & POOR'S   INTEREST   MATURITY
(000)                                      DESCRIPTION                       RATING      RATE       DATE            VALUE
----------------------------- -------------------------------------------- ---------- ---------- ---------- ---------------------
COMMERCIAL PAPER--continued
$2,000                        Corporate Receivables Corp.  ...............   A-1        5.68%    08/18/97     $     1,984,853
   250                        Enterprise Funding Corp.  ..................   A-1+       5.71     08/20/97             248,017
 2,125                        Beta Finance, Inc.  ........................   A-1+       5.30     08/26/97           2,107,481
 3,000                        Pitney Bowes Credit Corp.    ...............   A-1+       5.60     08/27/97           2,973,400
 1,000                        Cargill, Inc.    ...........................   A-1+       5.38     09/03/97             990,436
 1,900                        CXC, Inc.  .................................   A-1+       5.60     09/10/97           1,879,016
 1,135                        Beta Finance, Inc.  ........................   A-1+       5.67     09/12/97           1,121,950
 1,500                        Schering Corp.   ...........................   A-1+       5.65     09/16/97           1,481,873
 2,410                        Greenwich Funding Corp.   ..................   A-1+       5.60     09/22/97           2,378,884
 1,750                        Greenwich Funding Corp.   ..................   A-1+       5.65     09/22/97           1,727,204
 1,500                        Corporate Asset Funding Co. Inc.   .........   A-1+       5.75     10/08/97           1,476,281
 3,000                        Goldman Sachs & Co.    .....................   A-1+       5.61     10/09/97           2,953,250
 1,000                        Corporate Receivables Corp.  ...............   A-1        5.75     10/24/97             981,632
 1,000                        Beta Finance, Inc.  ........................   A-1+       5.65     10/27/97             981,481
   500                        Preferred Receivables Funding Corp.   ......   A-1        5.80     11/03/97             489,931
 2,000                        Enterprise Funding Corp.  ..................   A-1+       5.73     11/13/97           1,957,025
 2,000                        Corporate Receivables Corp.  ...............   A-1        5.35     11/14/97           1,959,578
 1,000                        Pitney Bowes Credit Corp.    ...............   A-1+       5.65     11/17/97             978,185
 1,428                        Enterprise Funding Corp.  ..................   A-1+       5.71     11/25/97           1,394,705
 2,000                        Enterprise Funding Corp.  ..................   A-1+       5.69     02/27/98           1,923,816
                                                                                                              -----------------
TOTAL COMMERCIAL PAPER   .................................................................................         99,056,826
                                                                                                              -----------------
TOTAL INVESTMENTS--99.6%
 (Identified cost $124,306,283)   ........................................................................        124,306,283(a)
 Cash and receivables, less liabilities--0.4%    .........................................................            428,237
                                                                                                              -----------------
NET ASSETS--100.0%    ....................................................................................    $   124,734,520
                                                                                                              =================

(a) Federal Income Tax Information: At June 30, 1997, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rate currently in effect. The maturity dates shown reflect the next interest rate reset dates.

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)


Assets
Investment securities at value (Identified cost $124,306,283) ..................... $124,306,283
Cash    ...........................................................................      494,223
Receivables
 Interest  ........................................................................      380,795
                                                                                    -------------
  Total assets   ..................................................................  125,181,301
                                                                                    -------------
Liabilities
Payables
 Fund shares repurchased  .........................................................      352,322
 Investment advisory fee  .........................................................       40,919
 Financial agent fee   ............................................................        6,138
 Trustees' fee   ..................................................................        3,887
 Accrued expenses   ...............................................................       43,515
                                                                                    -------------
  Total liabilities    ............................................................      446,781
                                                                                    -------------
Net Assets    ..................................................................... $124,734,520
                                                                                    =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest    .............................. $124,734,517
 Undistributed net investment income  .............................................            3
                                                                                    -------------
Net Assets    ..................................................................... $124,734,520
                                                                                    =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..   12,473,451
                                                                                    =============
Net asset value and offering price per share   ....................................       $10.00
                                                                                    =============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)


Investment Income
 Interest    ................................................     $ 3,487,254
                                                                 ------------
  Total investment income   .................................       3,487,254
                                                                 ------------
Expenses
 Investment advisory fee    .................................         251,344
 Financial agent fee  .......................................          37,702
 Printing    ................................................          14,400
 Professional   .............................................          11,389
 Trustees    ................................................           9,872
 Custodian   ................................................           8,200
 Miscellaneous  .............................................           3,782
                                                                 ------------
  Total expenses   ..........................................         336,689
                                                                 ------------
Net investment income    ....................................       3,150,565
                                                                 ------------
Net increase in net assets resulting from operations   ......     $ 3,150,565
                                                                 ============


                       See Notes to Financial Statements

                              MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Six Months
                                                                                         Ended
                                                                                     June 30, 1997        Year Ended
                                                                                      (Unaudited)       December 31, 1996
                                                                                     ----------------   ------------------
From Operations
 Net investment income   .........................................................   $   3,150,565       $    5,274,565
                                                                                     --------------      --------------
 Net increase in net assets resulting from operations  ...........................       3,150,565            5,274,565
                                                                                     --------------      --------------
From Distributions to Shareholders
 Net investment income   .........................................................      (3,150,565)          (5,303,654)
                                                                                     --------------      --------------
 Decrease in net assets from distributions to shareholders   .....................      (3,150,565)          (5,303,654)
                                                                                     --------------      --------------
From Share Transactions
 Proceeds from sales of shares (16,252,189 and 31,500,976 shares, respectively)        162,521,888          315,009,761
 Net asset value of shares issued from reinvestment of distributions
  (315,056 and 530,365 shares, respectively)  ....................................       3,150,565            5,303,654
 Cost of shares repurchased (17,229,932 and 29,186,637 shares, respectively)   ...    (172,299,339)        (291,866,357)
                                                                                     --------------      --------------
 Increase (decrease) in net assets from share transactions   .....................      (6,626,886)          28,447,058
                                                                                     --------------      --------------
 Net increase (decrease) in net assets  ..........................................      (6,626,886)          28,417,969
Net Assets
 Beginning of period  ............................................................     131,361,406          102,943,437
                                                                                     --------------      --------------
 End of period (including undistributed net investment income of $3 and
  $3, respectively)   ............................................................   $ 124,734,520       $  131,361,406
                                                                                     ==============      ==============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                  Six Months
                                                     Ended
                                                    6/30/97
                                                (Unaudited)
                                                ----------------
Net asset value, beginning of period  .........  $    10.00
Income from investment operations
 Net investment income    .....................        0.25
                                                 ----------
  Total from investment operations    .........        0.25
                                                 ----------
Less distributions
  Dividends from net investment income   ......       (0.25)
                                                 ----------
   Total distributions    .....................       (0.25)
                                                 ----------
Net asset value, end of period  ...............  $    10.00
                                                 ==========
Total return  .................................        2.48%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)    ......  $  124,735
Ratio to average net assets of:
 Operating expenses    ........................        0.54%(3)
 Net investment income    .....................        5.01%(3)



                                                                       Year ended December 31,
                                                   1996           1995           1994           1993          1992
                                                ------------ --------------- -------------- -------------- -----------
Net asset value, beginning of period  .........  $  10.00    $    10.00       $  10.00       $  10.00       $  10.00
Income from investment operations
 Net investment income    .....................      0.50          0.56           0.38(1)        0.28(1)        0.35
                                                 --------    ----------       ---------      ---------      --------
  Total from investment operations    .........      0.50          0.56           0.38           0.28           0.35
                                                 --------    ----------       ---------      ---------      --------
Less distributions
  Dividends from net investment income   ......     (0.50)        (0.56)         (0.38)         (0.28)         (0.35)
                                                 --------    ----------       ---------      ---------      --------
   Total distributions    .....................     (0.50)        (0.56)         (0.38)         (0.28)         (0.35)
                                                 --------    ----------       ---------      ---------      --------
Net asset value, end of period  ...............  $  10.00    $    10.00       $  10.00       $  10.00       $  10.00
                                                 ========    ==========       =========      =========      ========
Total return  .................................      4.98%         5.55%          3.77%          2.80%          3.50%
Ratios/supplemental data:
Net assets, end of period (thousands)    ......  $131,361    $  102,943       $ 94,586       $ 72,946       $ 69,962
Ratio to average net assets of:
 Operating expenses    ........................      0.55%         0.53%(2)       0.55%          0.55%          0.50%
 Net investment income    .....................      4.89%         5.57%          3.85%          2.84%          3.49%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 and $0.01 per share, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Annualized
(4) Not annualized

                       See Notes to Financial Statements

                                 GROWTH SERIES

INVESTMENT REVIEW

     For the six months ended June 30, 1997, Phoenix Edge Growth Series returned 9.81% compared with a return of 13.85% for a peer group of 684 growth funds in the variable annuity category, according to Lipper Analytical Services, Inc. The S&P 500 Stock Index* was up 20.53% over the same period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The strong performance of market indices, such as the S&P 500, continued over the reporting period--a result of the narrowing that has occurred in the market as an ever decreasing group of large-capitalization companies drove index performance while the majority of stocks lagged. This trend has been fueled, in large part, by investor concerns over the sustainability of corporate earnings trends as well as uncertainty over the direction of interest rates.

     The market's focus on larger companies has detracted from the Fund's relative performance. While many large-cap stocks are held in the portfolio, the Fund also contains many mid-cap stocks with rapid growth prospects, which the market has yet to recognize.

     Over the reporting period, the Fund benefited from holdings in steady growth sectors, such as consumer staples, financial services and health-care. Our holdings in technology and other economically sensitive areas, including basic materials and capital goods, held back performance. Energy stocks had mixed results, beginning the period with a strong surge, then weakening in the poor seasonal February and March time frame, before rallying during the second quarter.


OUTLOOK

     Looking ahead, we believe that the equity market will continue to be buffeted by increased volatility. As the economy matures, the ability of companies to generate abundant earnings growth will become more difficult.

     The Fund's goal is to invest in companies that can continue to exhibit relatively strong growth in a more challenging environment. We believe good growth trends are available in health-care, financial services and technology and have overweighted the portfolio in these sectors. We have also added selected consumer staples stocks.











* The S&P 500 Stock Index is an unmanaged, commonly used measure of total return stock performance.

                                 GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)



                                                    SHARES          VALUE
                                                    ----------- ---------------
COMMON STOCKS--81.4%
Banks--4.5%
  Ahmanson (H.F.) & Co.    ........................     464,400   $   19,969,200
  Banc One Corp.  .................................     298,000       14,434,375
  Chase Manhattan Corp.    ........................     190,300       18,470,994
  Republic New York Corp.  ........................      79,800        8,578,500
                                                                 ---------------
                                                                      61,453,069
                                                                 ---------------
Chemical--Specialty--1.0%
  Praxair, Inc.   .................................     247,900       13,882,400
                                                                 ---------------
Computer Software & Services--1.5%
  Adaptec, Inc. (b)  ..............................     333,300       11,582,175
  HBO & Co.    ....................................     130,900        9,015,737
  Sterling Commerce, Inc. (b)    ..................           1               33
                                                                 ---------------
                                                                      20,597,945
                                                                 ---------------
Conglomerates--2.0%
  Tyco International Ltd.  ........................     385,700       26,830,256
                                                                 ---------------
Cosmetics & Soaps--2.2%
  Colgate-Palmolive Co.    ........................     463,000       30,210,750
                                                                 ---------------
Diversified Financial Services--4.0%
  American Express Co.  ...........................     229,400       17,090,300
  Conseco, Inc.   .................................   1,025,700       37,950,900
                                                                 ---------------
                                                                      55,041,200
                                                                 ---------------
Electronics--1.7%
  Intel Corp.  ....................................     167,600       23,767,775
                                                                 ---------------
Healthcare--Diversified--1.2%
  American Home Products Corp.   ..................     210,600       16,110,900
                                                                 ---------------
Healthcare--Drugs--3.6%
  Eli Lilly & Co.    ..............................     219,800       24,026,888
  Pfizer, Inc.    .................................     213,300       25,489,350
                                                                 ---------------
                                                                      49,516,238
                                                                 ---------------
Hospital Management & Services--6.7%
  Genesis Health Ventures, Inc. (b)    ............     386,500       13,044,375
  Health Management Association, Inc. Class A (b)       316,200        9,011,700
  HEALTHSOUTH Corp. (b)    ........................     944,100       23,543,494
  Oxford Health Plans (b)  ........................     257,400       18,468,450
  Pacificare Health Systems, Inc. Class B (b)   ...      97,900        6,253,362
  Tenet Healthcare Corp. (b)  .....................     738,400       21,828,950
                                                                 ---------------
                                                                      92,150,331
                                                                 ---------------
Insurance--3.9%
  Aetna, Inc.  ....................................     364,600       37,325,925
  Allstate Corp.  .................................     212,400       15,505,200
                                                                 ---------------
                                                                      52,831,125
                                                                 ---------------
Lodging & Restaurants--1.1%
  Wendy's International, Inc.    ..................     588,800       15,272,000
                                                                 ---------------
Medical Products & Supplies--2.6%
  Johnson & Johnson  ..............................     555,500       35,760,313
                                                                 ---------------
Natural Gas--2.2%
  Sonat, Inc.  ....................................     587,000       30,083,750
                                                                 ---------------
Office & Business Equipment--5.0%
  Compaq Computer Corp. (b)   .....................     331,000       32,851,750
  EMC Corp. (b)   .................................     553,700       21,594,300
  Gateway 2000, Inc. (b)   ........................     408,400       13,247,475
                                                                 ---------------
                                                                      67,693,525
                                                                 ---------------
Oil--2.8%
  Texaco, Inc.    .................................     238,000       25,882,500
  Unocal Corp.    .................................     314,800       12,218,175
                                                                 ---------------
                                                                      38,100,675
                                                                 ---------------


                                                    SHARES          VALUE
                                                    ----------- ---------------
Oil Service & Equipment--2.0%
  Halliburton Co.    ..............................     175,000   $   13,868,750
  Schlumberger Ltd.  ..............................     110,000       13,750,000
                                                                 ---------------
                                                                      27,618,750
                                                                 ---------------
Paper & Forest Products--1.8%
  Kimberly Clark Corp.  ...........................     483,900       24,074,025
                                                                 ---------------
Pollution Control--3.4%
  U.S. Filter Corp. (b)    ........................     425,800       11,603,050
  U.S.A. Waste Services, Inc. (b)   ...............     436,500       16,859,812
  United Waste Systems, Inc. (b)    ...............     434,100       17,798,100
                                                                 ---------------
                                                                      46,260,962
                                                                 ---------------
Professional Services--1.0%
  HFS, Inc. (b)   .................................     236,000       13,688,000
                                                                 ---------------
Retail--6.3%
  Home Depot, Inc.   ..............................     762,800       52,585,525
  Lowe's Companies, Inc.   ........................     353,400       13,119,975
  Staples, Inc. (b)  ..............................     873,600       20,311,200
                                                                 ---------------
                                                                      86,016,700
                                                                 ---------------
Retail--Drugs--2.6%
  Rite Aid Corp.  .................................     702,700       35,047,163
                                                                 ---------------
Retail--Food--4.4%
  Safeway, Inc. (b)  ..............................     853,600       39,372,300
  Sysco Corp.  ....................................     557,600       20,352,400
                                                                 ---------------
                                                                      59,724,700
                                                                 ---------------
Telecommunications Equipment--6.0%
  Andrew Corp. (b)   ..............................     395,400       11,120,625
  Ascend Communications, Inc. (b)   ...............     255,700       10,068,187
  Cisco Systems, Inc. (b)  ........................     534,800       35,898,450
  Newbridge Networks Corp. (b)   ..................     581,800       25,308,300
                                                                 ---------------
                                                                      82,395,562
                                                                 ---------------
Tobacco--3.8%
  Philip Morris Companies, Inc.  ..................   1,173,600       52,078,500
                                                                 ---------------
Utility--Telephone--4.1%
  LCI International, Inc. (b)    ..................   1,461,600       31,972,500
  WorldCom, Inc. (b)    ...........................     744,800       23,833,600
                                                                 ---------------
                                                                      55,806,100
                                                                 ---------------
TOTAL COMMON STOCKS
  (Identified cost $1,012,089,061)  ...........................    1,112,012,714
                                                                 ---------------
FOREIGN COMMON STOCKS--12.0%
Electronics--2.0%
  Philips Electronics NV ADR (Netherlands)   ......     381,000       27,384,375
                                                                 ---------------
Healthcare--Drugs--2.3%
  SmithKline Beecham PLC Sponsored ADR
    (United Kingdom) (b)   ........................     345,800       31,683,925
                                                                 ---------------
Oil--1.5%
  Total Compagnie Francaise Des Petroles ADR
    (France)   ....................................     397,700       20,133,563
                                                                 ---------------
Oil Service & Equipment--2.4%
  Elf Aquitane Sponsored ADR (France)  ............     595,900       32,439,306
                                                                 ---------------
Pipelines--1.1%
  Eni Spa (Italy) (b)   ...........................   2,675,000       15,140,500
                                                                 ---------------
Telecommunications Equipment--2.7%
  Oy Nokia Corp. Sponsored ADR (Finland)  .........     502,100       37,029,875
                                                                 ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $141,414,318) ..............................      163,811,544
                                                                 ---------------
TOTAL LONG-TERM INVESTMENTS--93.4%
  (Identified cost $1,153,503,379)  ...........................    1,275,824,258
                                                                 ---------------


                       See Notes to Financial Statements

                                 GROWTH SERIES


                                                    STANDARD     PAR
                                                    & POOR'S    VALUE
                                                     RATING     (000)            VALUE
                                                    ---------- --------- -----------------------
SHORT-TERM OBLIGATIONS--7.5%
Commercial Paper--6.6%
  Mobil Corp. 6.25%, 7-1-97   .....................   A-1+      $18,550    $     18,550,000
  Donnelley (R.R.) & Sons Co. 5.52%,
    7-7-97  .......................................   A-1           985             984,094
  Donnelley (R.R.) & Sons Co. 5.55%,
    7-7-97  .......................................   A-1         1,665           1,663,460
  Southwestern Bell Telephone Co.
    5.50%, 7-7-97    ..............................   A-1+        5,925           5,919,568
  Southwestern Bell Telephone Co.
    5.65%, 7-7-97    ..............................   A-1+        1,060           1,059,002
  General Electric Capital Corp. 5.62%,
    7-8-97  .......................................   A-1+        7,500           7,500,000
  Enterprise Funding Corp. 5.60%,
    7-10-97 .......................................   A-1+        3,366           3,361,288
  Heinz (H.J.) Co. 5.57%, 7-14-97   ...............   A-1         4,570           4,560,808
  Preferred Receivables Funding Corp.
    5.57%, 7-14-97   ..............................   A-1           310             309,376
  Private Export Funding Corp. 5.56%,
    7-14-97    ....................................   A-1+          765             763,464
  Private Export Funding Corp. 5.57%,
    7-14-97 .......................................   A-1+        3,160           3,153,132
  Goldman Sachs & Co. 5.57%, 7-15-97  .............   A-1+        1,755           1,751,198
  General Electric Capital Corp. 5.60%,
    7-17-97    ....................................   A-1+        3,000           2,991,890
  General Electric Co. 5.60%, 7-17-97  ............   A-1+       11,645          11,616,017
  Kellogg Co. 5.55%, 7-18-97  .....................   A-1+          390             388,978
  Du Pont (E.I.) de Nemours & Co.
    5.52%, 7-21-97   ..............................   A-1+        2,060           2,053,683


                                                    STANDARD     PAR
                                                    & POOR'S    VALUE
                                                     RATING     (000)            VALUE
                                                    ---------- --------- -----------------------
Commercial Paper--continued
  Private Export Funding Corp. 5.61%,
    7-28-97    ....................................   A-1+       $ 5,000    $      4,978,426
  General Electric Capital Corp. 5.55%,
    7-31-97    ....................................   A-1+         2,250           2,239,594
  Ciesco L.P. 5.60%, 8-5-97   .....................   A-1+           718             713,979
  Receivables Capital Corp. 5.62%,
    8-8-97  .......................................   A-1          7,500           7,455,508
  Cargill, Inc. 5.55%, 9-5-97    ..................   A-1+           200             197,934
  Beta Finance, Inc. 5.55%, 9-12-97    ............   A-1+         1,115           1,102,278
  Schering Corp. 5.65%, 9-16-97  ..................   A-1+         2,390           2,361,272
  Goldman Sachs & Co. 5.55%, 10-9-97 ..............   A-1+         1,045           1,028,698
  Corporate Receivables Corp. 5.75%,
    10-24-97   ....................................   A-1          3,250           3,191,370
                                                                            -----------------
                                                                                  89,895,017
                                                                            -----------------
Federal Agency Securities--0.9%
  Federal Farm Credit Banks 5.55%,
    7-1-97  .......................................               10,000           9,999,969
  Student Loan Marketing Assoc. 6%,
    6-30-98    ....................................                2,500           2,500,675
                                                                            -----------------
                                                                                  12,500,644
                                                                            -----------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $102,395,997)  ..................                              102,395,661
                                                                            -----------------
TOTAL INVESTMENTS--100.9%
 (Identified cost $1,255,899,376)   ...............                            1,378,219,919(a)
 Cash and receivables, less liabilities--(0.9%) ...                              (12,956,056)
                                                                            -----------------
NET ASSETS--100.0%   ..............................                         $  1,365,263,863
                                                                            =================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $142,132,103 and gross depreciation of $19,811,560 for income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $1,255,899,376.
(b) Non-income producing.

                       See Notes to Financial Statements

                                 GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)


Assets
Investment securities at value (Identified cost $1,255,899,376) .................. $1,378,219,919
Cash   ...........................................................................          2,577
Receivables
 Investment securities sold    ...................................................     25,793,617
 Dividends and interest  .........................................................      1,616,252
 Fund shares sold  ...............................................................        175,209
                                                                                   ---------------
  Total assets  ..................................................................  1,405,807,574
                                                                                   ---------------
Liabilities
Payables
 Investment securities purchased  ................................................     39,623,075
 Investment advisory fee    ......................................................        699,597
 Financial agent fee  ............................................................         66,877
 Trustees' fee  ..................................................................          3,830
 Accrued expenses  ...............................................................        150,332
                                                                                   ---------------
  Total liabilities   ............................................................     40,543,711
                                                                                   ---------------
Net Assets   ..................................................................... $1,365,263,863
                                                                                   ===============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest   .............................. $1,170,060,307
 Undistributed net investment income    ..........................................         75,845
 Accumulated net realized gain    ................................................     72,807,168
 Net unrealized appreciation   ...................................................    122,320,543
                                                                                   ---------------
Net Assets   ..................................................................... $1,365,263,863
                                                                                   ===============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization       70,131,002
                                                                                   ===============
Net asset value and offering price per share  ....................................         $19.47
                                                                                   ===============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)


Investment Income
 Dividends   .........................................................  $  6,663,003
 Interest    .........................................................     3,789,316
                                                                        ------------
  Total investment income   ..........................................    10,452,319
                                                                        ------------
Expenses
 Investment advisory fee    ..........................................     4,029,178
 Financial agent fee  ................................................       384,322
 Printing    .........................................................        70,328
 Custodian   .........................................................        25,000
 Professional   ......................................................        16,908
 Trustees    .........................................................        10,872
 Miscellaneous  ......................................................        16,477
                                                                        ------------
  Total expenses   ...................................................     4,553,085
                                                                        ------------
Net investment income    .............................................     5,899,234
                                                                        ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities  ....................................    73,683,766
 Net realized loss on foreign currency transactions    ...............       (55,537)
 Net change in unrealized appreciation (depreciation) on investments      41,570,427
                                                                        ------------
Net gain on investments  .............................................   115,198,656
                                                                        ------------
Net increase in net assets resulting from operations   ...............  $121,097,890
                                                                        ============


                       See Notes to Financial Statements

                                 GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Six Months
                                                                                        Ended
                                                                                    June 30, 1997        Year Ended
                                                                                     (Unaudited)       December 31, 1996
                                                                                    ----------------   ------------------
From Operations
 Net investment income  .........................................................   $   5,899,234       $   11,543,617
 Net realized gain   ............................................................      73,628,229          151,631,180
 Net change in unrealized appreciation (depreciation)    ........................      41,570,427          (28,811,458)
                                                                                    --------------      --------------
 Net increase in net assets resulting from operations    ........................     121,097,890          134,363,339
                                                                                    --------------      --------------
From Distributions to Shareholders
 Net investment income  .........................................................      (6,562,743)         (10,973,300)
 Net realized gains  ............................................................     (77,550,466)         (82,322,855)
                                                                                    --------------      --------------
 Decrease in net assets from distributions to shareholders  .....................     (84,113,209)         (93,296,155)
                                                                                    --------------      --------------
From Share Transactions
 Proceeds from sales of shares (6,569,991 and 16,369,935 shares, respectively)        129,331,821          309,035,692
 Net asset value of shares issued from reinvestment of distributions
  (4,320,484 and 4,853,881 shares, respectively)   ..............................      84,113,209           93,296,155
 Cost of shares repurchased (6,150,393 and 10,173,971 shares, respectively)   ...    (120,560,381)        (193,393,445)
                                                                                    --------------      --------------
 Increase in net assets from share transactions    ..............................      92,884,649          208,938,402
                                                                                    --------------      --------------
 Net increase in net assets   ...................................................     129,869,330          250,005,586
Net Assets
 Beginning of period    .........................................................   1,235,394,533          985,388,947
                                                                                    --------------      --------------
 End of period (including undistributed net investment income of $75,845 and
  $739,354, respectively)  ......................................................   $1,365,263,863      $1,235,394,533
                                                                                    ==============      ==============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                  Six Months
                                                     Ended
                                                    6/30/97
                                                 (Unaudited)
                                               ------------------
Net asset value, beginning of period    ......   $    18.89
Income from investment operations
 Net investment income   .....................         0.09
 Net realized and unrealized gain    .........         1.77
                                                 ----------
  Total from investment operations   .........         1.86
                                                 ----------
Less distributions
 Dividends from net investment income   ......        (0.10)
 Dividends from net realized gains   .........        (1.18)
                                                 ----------
  Total distributions    .....................        (1.28)
                                                 ----------
Change in net asset value   ..................         0.58
                                                 ----------
Net asset value, end of period    ............   $    19.47
                                                 ==========
Total return    ..............................         9.81%(6)
Ratios/supplemental data:
Net assets, end of period (thousands)   ......   $1,365,264
Ratio to average net assets of:
 Operating expenses   ........................         0.71%(5)
 Net investment income   .....................         0.92%(5)
Portfolio turnover rate  .....................          186%(6)
Average commission rate paid(4)   ............   $   0.0501



                                                                            Year Ended December 31,
                                                   1996            1995               1994              1993           1992
                                               -------------- ---------------- -------------------- -------------- --------------
Net asset value, beginning of period    ......  $    18.13    $15.69           $  16.59              $  15.01       $  14.43
Income from investment operations
 Net investment income   .....................        0.19    0.20                0.23(1)(3)            0.16(3)        0.22(3)
 Net realized and unrealized gain    .........        2.10    4.60                0.02                  2.77           1.25
                                                ----------    ---------        -----------           ----------     ----------
  Total from investment operations   .........        2.29    4.80                0.25                  2.93           1.47
                                                ----------    ---------        -----------           ----------     ----------
Less distributions
 Dividends from net investment income   ......       (0.18)   (0.17)             (0.23)                (0.15)         (0.23)
 Dividends from net realized gains   .........       (1.35)   (2.19)             (0.92)                (1.20)         (0.66)
                                                ----------    ---------        -----------           ----------     ----------
  Total distributions    .....................       (1.53)   (2.36)             (1.15)                (1.35)         (0.89)
                                                ----------    ---------        -----------           ----------     ----------
Change in net asset value   ..................        0.76     2.44              (0.90)                 1.58           0.58
                                                ----------    ---------        -----------           ----------     ----------
Net asset value, end of period    ............  $    18.89    $18.13           $  15.69              $  16.59       $  15.01
                                                ==========    =========        ===========           ==========     ==========
Total return    ..............................       12.58%    30.85%              1.48%                19.69%         10.29%
Ratios/supplemental data:
Net assets, end of period (thousands)   ......  $1,235,395    $985,389         $616,221              $446,368       $245,565
Ratio to average net assets of:
 Operating expenses   ........................        0.72%   0.75%(2)            0.80%                 0.79%          0.50%
 Net investment income   .....................        1.03%   1.12%               1.38%                 0.97%          1.66%
Portfolio turnover rate  .....................         167%    173%                185%                  185%           214%
Average commission rate paid(4)   ............  $   0.0455     N/A                 N/A                   N/A            N/A


(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(5) Annualized
(6) Not annualized

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

INVESTMENT REVIEW

     The Phoenix Edge Multi-Sector Fixed Income Series continued to provide investors with above-average returns. For the six months ended June 30, 1997, the Fund was up 4.68% compared with a return of 3.09% for the Lehman Brothers Aggregate Bond Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Favorable market conditions prevailed as market participants benefited from lower volatility and solid fundamental credit conditions. Investors were well-rewarded for taking incremental credit risk. The more conservative fixed-income sectors, such as Treasuries and top-tier investment-grade corporate issues, generally lagged the overall market.

     The Fund's very strong performance over the last six months resulted from our emphasis on less traditional sectors of the fixed-income market. The emerging-market and domestic high-yield sectors continued to outperform all other fixed-income categories, and the Fund benefited from its exposure in these areas. Additionally, our decision to focus on high-yielding, non-agency mortgage-backed securities, rather than more conventional agency mortgage-backed issues, proved to be rewarding as these less efficient sectors continued to produce strong results.


OUTLOOK

     Given our outlook for moderate growth and benign inflation in the U.S., we will emphasize higher-rated credits within the domestic high-yield universe as we move into the later stages of the economic cycle. We will continue to take advantage of undervalued credits, focusing on oil and gas exploration and production companies, given the improving fundamentals in this sector.

     We also believe the emerging-market sector provides favorable opportunities for long-term appreciation. The focus has been on identifying emerging countries that are experiencing the types of improvements in their infrastructure associated with a better standard of living. Our research has led us to a number of rewarding investment opportunities in Central and Eastern Europe.











*The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance.

                        MULTI-SECTOR FIXED INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)



                                                   MOODY'S     PAR
                                                     BOND     VALUE
                                                    RATING    (000)       VALUE
                                                   --------- -------- --------------
U.S. GOVERNMENT AND AGENCY SECURITIES--15.5%
U.S. Treasury Bonds--4.6%
  U.S. Treasury Bonds 6%, '26 (e)  ...............  Aaa      $7,500   $  6,710,153
  U.S. Treasury Bonds 6.625%, '27  ...............  Aaa         500        489,062
                                                                      -------------
                                                                         7,199,215
                                                                      -------------
U.S. Treasury Notes--3.1%
  U.S. Treasury Inflation Index Notes
    3.375%, '07 (d)(e)    ........................  Aaa       5,000      4,935,432
                                                                      -------------
Agency Mortgage-Backed Securities--5.6%
  FHLMC 7.50%, '18  ..............................  Aaa         148        148,168
  FNMA ACES 7.298%, '18 (e)  .....................  Aaa       7,000      7,105,000
  GNMA 8%, '06   .................................  Aaa         180        186,915
  GNMA 6.50%, '23-'26  ...........................  Aaa       1,506      1,442,666
                                                                      -------------
                                                                         8,882,749
                                                                      -------------
Agency Non Mortgage-Backed Securities--2.2%
  Overseas Private Investment Corp.
    6.58%, '01 (e)  ..............................  Aaa       3,500      3,473,400
                                                                      -------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $24,495,743) ....................................     24,490,796
                                                                       -------------
NON-CONVERTIBLE BONDS--45.8%
Asset-Backed Securities--6.0%
  Continental Airlines 144A 7.522%, '01 (b)         Ba        1,600      1,600,000
  Franchise Mortgage Acceptance Co. LLC
    Loan Receivables Trust 97-A, D 144A
    8.14%, '11 (b)  ..............................  BBB(c)      500        506,170
  Green Tree Financial Corp. 94-1, B2
    7.85%, '19   .................................  Baa       3,000      3,023,437
  Green Tree Financial Corp. 97-4, M1
    7.22%, '28   .................................  Aa        2,500      2,471,875
  Team Fleet Financing Corp. 96-1, B
    144A 7.10%, '02 (b)   ........................  BBB(c)    1,975      1,958,645
                                                                      -------------
                                                                         9,560,127
                                                                      -------------
Auto & Truck Parts--0.9%
  Titan Wheel International, Inc. 8.75%,
    '07    .......................................  B         1,400      1,428,000
                                                                      -------------
Building & Materials--0.5%
  Neenah Corp. 144A 11.125%, '07 (b)  ............  B           800        852,000
                                                                      -------------
Chemical--1.0%
  General Chemical, Inc. 9.25%, '03   ............  B         1,500      1,537,500
                                                                      -------------
Natural Gas--2.8%
  Forcenergy, Inc. 8.50%, '07   ..................  B         4,500      4,410,000
                                                                      -------------
Non-Agency Mortgage-Backed Securities--22.3%
  Equitable Life 174, D1 144A 7.77%,
    '06 (b)   ....................................  Baa       2,000      2,075,625
  FDIC REMIC Trust 96-C1, 1D 7.25%, '26             Baa       1,500      1,481,719
  First Chicago/Lennar Trust 97-CHL1, D
    144A 8.11%, '08 (b)   ........................  BB(c)     2,000      1,911,875
  G.E. Capital Mortgage Services, Inc.
    96-8, 2A5 7.50%, '26  ........................  AAA(c)      990        989,721
  Kidder Peabody Acceptance Corp.
    94-C2, D 7.18%, '05   ........................  BBB(c)      500        501,563
  Lehman Structured Securities Corp.
    96-1, E1 7.995%, '26  ........................  BBB(c)    2,407      2,465,172
  Morgan Stanley Capital Corp. I 96-WF1,
    C 144A 6.59%, '06 (b)    .....................  A         1,250      1,200,000


                                                   MOODY'S     PAR
                                                     BOND     VALUE
                                                    RATING    (000)       VALUE
                                                   --------- -------- --------------
Non-Agency Mortgage-Backed Securities--continued
  Mortgage Capital Funding, Inc. 96-MC2,
    D 7.257%, '06   ..............................  Baa      $2,000   $  1,994,375
  Residential Asset Securitization Trust
    96-A4, A13 7.50%, '26    .....................  AAA(c)    1,000        999,375
  Residential Asset Securitization Trust
    96-A8, A1 8%, '26  ...........................  AAA(c)    1,662      1,683,180
  Resolution Trust Corp. 92-C8, D
    8.835%, '23  .................................  Baa       1,871      1,928,188
  Resolution Trust Corp. 93-C3, A4
    6.55%, '24   .................................  Aaa         136        135,712
  Resolution Trust Corp. 95-C2, C 7%,
    '27    .......................................  A         1,824      1,813,124
  Resolution Trust Corp. 95-1, M2 7.50%,
    '28    .......................................  Aa        1,881      1,894,830
  Resolution Trust Corp. 95-2, M1 7.15%,
    '29    .......................................  Aa        1,536      1,531,165
  Resolution Trust Corp. 95-2, C1 7.45%,
    '29    .......................................  Baa       1,491      1,489,574
  Ryland Mortgage Securities Corp. III
    92-A, 1A 8.279%, '30  ........................  A-(c)       888        880,972
  Securitized Asset Sales, Inc. 95-6, B3
    144A 7%, '10 (b)   ...........................  NR        1,366      1,229,054
  Securitized Asset Sales, Inc. 95-A, M
    7.53%, '24   .................................  Aa        1,807      1,798,456
  Structured Asset Securities Corp.
    93-C1, B 6.60%, '24 (e)  .....................  A+(c)     2,250      2,152,443
  Structured Asset Securities Corp.
    95-C1, D 7.375%, '24 (e)    ..................  BBB(c)    2,000      1,998,125
  Structured Asset Securities Corp.
    95-C4, D 7%, '26 (e)  ........................  BBB(c)    1,900      1,856,656
  Structured Asset Securities Corp.
    96-C3, C 144A 7.375%, '30 (b)(e)  ............  BBB(c)    1,150      1,153,234
                                                                      -------------
                                                                        35,164,138
                                                                      -------------
Oil--5.0%
  Benton Oil & Gas Co. 11.625%, '03   ............  B         1,000      1,097,500
  Lomak Petroleum, Inc. 8.75%, '07    ............  B         1,750      1,732,500
  Ocean Energy, Inc. 144A 8.875%,
    '07 (b)   ....................................  B         3,000      3,000,000
  Snyder Oil Corp. 8.75%, '07   ..................  B         2,000      2,000,000
                                                                      -------------
                                                                         7,830,000
                                                                      -------------
Paper & Forest Products--0.6%
  Buckeye Cellulose Corp. 8.50%, '05  ............  Ba          950        963,063
                                                                      -------------
Publishing, Broadcasting, Printing & Cable--2.5%
  Cablevision Systems Corp. 9.875%, '23             B         1,000      1,050,000
  Hollinger International Publishing, Inc.
    9.25%, '07   .................................  B           650        664,625
  Poland Communications, Inc. 144A
    9.875%, '03 (b)    ...........................  B         2,200      2,213,750
                                                                      -------------
                                                                         3,928,375
                                                                      -------------
Retail--Food Service--0.0%
  ARA Services, Inc. 10.625%, '00  ...............  Baa          54         58,995
                                                                      -------------
Telecommunications--1.5%
  Call-Net Enterprises 0%, '04 (d)    ............  B         2,000      1,735,000
  Orion Network Systems, Inc. 0%,
    '07 (d)   ....................................  B         1,000        580,000
                                                                      -------------
                                                                         2,315,000
                                                                      -------------

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES




                                               MOODY'S     PAR
                                               BOND       VALUE
                                                RATING    (000)      VALUE
                                               --------- -------- -------------
Textile & Apparel--2.7%
  Westpoint Stevens, Inc. 9.375%, '05   ......  B        $4,000   $  4,205,000
                                                                  -------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $71,360,258)   ..............................    72,252,198
                                                                   -------------
FOREIGN GOVERNMENT SECURITIES--7.0%
Dominican Republic--0.3%
  Dominican Republic PDI Bearer
    6.438%, '09 (d)   ........................  B+(c)       500        441,875
                                                                  -------------
Morocco--1.2%
  Morocco R&C Agreement Series A
    6.813%, '09 (d)   ........................  NR        2,000      1,827,500
                                                                  -------------
Philippines--0.8%
  Republic of Philippines 144A 8.75%,
    '16 (b)  .................................  Ba        1,301      1,314,173
                                                                  -------------
Poland--2.2%
  Poland PDI Bearer 4%, '14 (d)   ............  Baa       4,000      3,420,000
                                                                  -------------
Slovenia--0.1%
  Republic of Slovenia Series 1, 144A
    6.75%, '06 (b)(d)    .....................  A(c)        132        132,395
  Republic of Slovenia Series 2, 144A
    6.313%, '06 (b)(d)   .....................  A(c)         28         27,527
                                                                  -------------
                                                                       159,922
                                                                  -------------
Venezuela--2.4%
  Republic of Venezuela FLIRB A Euro
    6.75%, '07 (d)    ........................  Ba        2,857      2,660,714
  Republic of Venezuela NMB Series A
    6.875%, '05 (d)   ........................  Ba        1,250      1,167,187
                                                                  -------------
                                                                     3,827,901
                                                                  -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $9,740,619) .................................    10,991,371
                                                                   -------------
FOREIGN NON-CONVERTIBLE BONDS--20.9%
Argentina--3.8%
  Bridas Corp. Sr. Note 12.50%, '99  .........  B         1,600      1,756,000
  CEI Citicorp Holdings 144A 9.75%,
    '07 (b)  .................................  BB-(c)    4,000      4,165,000
                                                                  -------------
                                                                     5,921,000
                                                                  -------------
Bahamas--0.6%
  Sun International Hotels 9%, '07   .........  Ba        1,000      1,020,000
                                                                  -------------
Brazil--5.6%
  Comp Energetica Sao Paul 144A
    9.125%, '07 (b)(d)   .....................  NR        1,500      1,456,875
  CSN Iron SA 144A 9.125%, '07 (b)   .........  NR        1,500      1,460,625
  Globo Communicacoes Participacoes
    SA 144A 10.50%, '06 (b)    ...............  BB-(c)    2,000      2,115,000
  RBS Participacoes SA 144A 11%,
    '07 (b)  .................................  BB-(c)    2,500      2,640,625
  Tevecap SA 12.625%, '04   ..................  NR        1,000      1,080,000
                                                                  -------------
                                                                     8,753,125
                                                                  -------------
Chile--1.2%
  Compania Sud Amer Vapore 7.375%,
    '03   ....................................  BBB(c)    2,000      1,967,500
                                                                  -------------
Greece--1.2%
  Fage Dairy Industries SA 144A 9%,
    '07 (b)  .................................  B         2,000      1,925,000
                                                                  -------------
Hong Kong--1.2%
  Road King Infrastructure Ltd. 144A
    9.50%, '07 (b)    ........................  NR        1,875      1,889,062
                                                                  -------------


                                               MOODY'S     PAR
                                                 BOND     VALUE
                                                RATING    (000)      VALUE
                                               --------- -------- -------------
Indonesia--0.5%
  Polytama International 11.25%, '07    ......  B        $  750   $    776,250
                                                                  -------------
Mexico--3.4%
  Coca-Cola Femsa 8.95%, '06   ...............  Ba        2,000      2,039,500
  Copamex Industries SA 144A 11.375%,
    '04 (b)  .................................  B         3,000      3,258,750
                                                                  -------------
                                                                     5,298,250
                                                                  -------------
Philippines--1.2%
  Philippine Long Distance Telephone Co.
    8.35%, '17  ..............................  Ba        2,000      1,902,160
                                                                  -------------
South Korea--1.4%
  Hyundai Motor Co. 144A 7.60%,
    '07 (b)  .................................  NR        2,200      2,198,702
                                                                  -------------
Venezuela--0.8%
  CanTV Finance Ltd. 9.25%, '04   ............  Ba        1,200      1,225,500
                                                                  -------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
  (Identified cost $31,867,224)   .............................     32,876,549
                                                                  -------------
FOREIGN CONVERTIBLE BONDS--3.6%
Mexico--0.9%
  Empresas ICA Sociedad Euro Cv.
    5%, '04  .................................  B(c)      1,700      1,351,500
                                                                  -------------
Russia--2.7%
  Lukinter Finance BV 3.50%, '02  ............  NR        3,450      4,312,500
                                                                  -------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $5,549,157) ................................      5,664,000
                                                                  -------------
MUNICIPAL BONDS--7.8%
California--1.6%
  Orange County Pension A Taxable
    7.67%, '09  ..............................  Aaa       2,500      2,596,825
                                                                  -------------
Florida--1.5%
  Palm Beach Waste Revenue Project B
    Taxable 10.50%, '11  .....................  NR        1,500      1,028,760
  University of Miami Exchangeable
    Revenue Series A Taxable 7.65%, '20  .....  Aaa       1,290      1,286,775
                                                                  -------------
                                                                     2,315,535
                                                                  -------------
Illinois--1.8%
  Illinois Educational Facilities Authority
    Revenue--Loyola University Series A
    Taxable 7.84%, '24   .....................  Aaa       2,800      2,771,664
                                                                  -------------
Pennsylvania--2.5%
  Pennsylvania Economic Development
    6.75%, '07 (e)    ........................  NR        1,950      2,011,308
  Pennsylvania Economic Development
    9.50%, '12  ..............................  NR        2,500      1,875,000
                                                                  -------------
                                                                     3,886,308
                                                                  -------------
Virginia--0.4%
  Newport News Taxable Series B 7.05%,
    '25   ....................................  Aa          750        704,168
                                                                  -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $13,182,624)   .............................     12,274,500
                                                                  -------------
CONVERTIBLE BONDS--0.7%
Entertainment, Leisure & Gaming--0.7%
  Comcast Corp. Cv. 1.125%, '07   ............  Ba        2,000      1,145,000
                                                                  -------------
TOTAL CONVERTIBLE BONDS
  (Identified cost $1,136,677) ................................      1,145,000
                                                                  -------------


                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES


                                                SHARES      VALUE
                                                -------- -------------
PREFERRED STOCKS--0.6%
Paper & Forest Products--0.6%
  SD Warren Co. Series B Pfd. PIK 14%   ......   30,000   $    982,051
                                                          -------------
TOTAL PREFERRED STOCKS
  (Identified cost $607,500)   ........................        982,051
                                                          -------------
WARRANTS--0.1%
Paper & Forest Products--0.1%
  SD Warren Co. Warrants 144A (b)(f)    ......   30,000        150,000
                                                          -------------
TOTAL WARRANTS
  (Identified cost $142,500)   ........................        150,000
                                                          -------------
TOTAL LONG-TERM INVESTMENTS--102.0%
  (Identified cost $158,082,302)  .....................    160,826,465
                                                          -------------


                                           STANDARD     PAR
                                           & POOR'S    VALUE
                                            RATING     (000)          VALUE
                                           ---------- -------- -------------------
SHORT-TERM OBLIGATIONS--6.3%
Commercial Paper--6.3%
  Cargill, Inc. 6.05%, 7-1-97    .........   A-1+     $  245    $        245,000
  Donnelley (R.R.) & Sons Co. 6.25%,
    7-1-97  ..............................   A-1       1,425           1,425,000
  Mobil Corp. 6.25%, 7-1-97   ............   A-1+      6,195           6,195,000
  Du Pont (E.I.) de Nemours & Co.
    5.60%, 7-10-97   .....................   A-1+      1,200           1,198,320
  Heinz (H.J.) Co. 5.55%, 7-14-97   ......   A-1         880             878,236
                                                                -----------------
                                                                       9,941,556
                                                                -----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $9,941,556) ..............................           9,941,556
                                                                 -----------------
TOTAL INVESTMENTS--108.3%
  (Identified cost $168,023,858)  ...........................         170,768,021(a)
  Cash and receivables, less liabilities--(8.3%)    .........         (13,168,882)
                                                                 -----------------
NET ASSETS--100.0%    .......................................    $    157,599,139
                                                                 =================





(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,735,176 and gross depreciation of $1,991,013 for income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $168,023,858.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At June 30, 1997, these securities amounted to a value of $40,434,087 or 25.7% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
(e) Segregated as collateral.
(f) Non-income producing.

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)


Assets
Investment securities at value (Identified cost $168,023,858) ..................... $170,768,021
Receivables
 Investment securities sold  ......................................................    4,921,943
 Interest and dividends   .........................................................    2,567,928
 Fund shares sold   ...............................................................      145,706
                                                                                    -------------
  Total assets   ..................................................................  178,403,598
                                                                                    -------------
Liabilities
Payables
 Custodian    .....................................................................    4,841,501
 Investment securities purchased   ................................................   15,824,047
 Investment advisory fee  .........................................................       57,379
 Financial agent fee   ............................................................        7,683
 Trustees' fee   ..................................................................        3,217
 Accrued expenses   ...............................................................       70,632
                                                                                    -------------
  Total liabilities    ............................................................   20,804,459
                                                                                    -------------
Net Assets    ..................................................................... $157,599,139
                                                                                    =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest    .............................. $151,962,316
 Undistributed net investment loss    .............................................      (61,088)
 Accumulated net realized gain  ...................................................    2,953,748
 Net unrealized appreciation    ...................................................    2,744,163
                                                                                    -------------
Net Assets    ..................................................................... $157,599,139
                                                                                    =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..   15,281,423
                                                                                    =============
Net asset value and offering price per share   ....................................       $10.31
                                                                                    =============


STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)


Investment Income
 Interest    .........................................................   $6,028,948
 Dividends   .........................................................       46,335
                                                                         ------------
  Total investment income   ..........................................    6,075,283
                                                                         ------------
Expenses
 Investment advisory fee    ..........................................      371,276
 Financial agent fee  ................................................       44,553
 Custodian   .........................................................       32,335
 Printing    .........................................................       20,474
 Professional   ......................................................       11,512
 Trustees    .........................................................        9,872
 Miscellaneous  ......................................................        6,918
                                                                         ------------
  Total expenses   ...................................................      496,940
  Less expenses borne by investment adviser   ........................      (14,282)
                                                                         ------------
  Net expenses  ......................................................      482,658
                                                                         ------------
Net investment income    .............................................    5,592,625
                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities  ....................................    2,978,603
 Net realized gain on foreign currency transactions    ...............       15,586
 Net change in unrealized appreciation (depreciation) on investments     (1,670,869)
                                                                         ------------
Net gain on investments  .............................................    1,323,320
                                                                         ------------
Net increase in net assets resulting from operations   ...............   $6,915,945
                                                                         ============


                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                          Six Months
                                                                                             Ended
                                                                                         June 30, 1997        Year Ended
                                                                                          (Unaudited)       December 31, 1996
                                                                                         ----------------   ------------------
From Operations
 Net investment income    ............................................................   $   5,592,625       $    9,460,659
 Net realized gain  ..................................................................       2,994,189            7,367,063
 Net change in unrealized appreciation (depreciation)   ..............................      (1,670,869)          (2,309,914)
                                                                                         --------------      --------------
 Net increase in net assets resulting from operations   ..............................       6,915,945           14,517,808
                                                                                         --------------      --------------
From Distributions to Shareholders
 Net investment income    ............................................................      (6,080,467)          (9,238,947)
 Net realized gains    ...............................................................      (1,291,822)          (4,270,844)
                                                                                         --------------      --------------
 Decrease in net assets from distributions to shareholders    ........................      (7,372,289)         (13,509,791)
                                                                                         --------------      --------------
From Share Transactions
 Proceeds from sales of shares (3,866,914 and 6,711,402 shares, respectively)   ......      39,999,436           69,891,527
 Net asset value of shares issued from reinvestment of distributions
  (719,971 and 1,316,308 shares, respectively)    ....................................       7,372,289           13,509,791
 Cost of shares repurchased (3,331,755 and 4,670,077 shares, respectively)   .........     (34,360,652)         (48,410,465)
                                                                                         --------------      --------------
 Increase in net assets from share transactions   ....................................      13,011,073           34,990,853
                                                                                         --------------      --------------
 Net increase in net assets  .........................................................      12,554,729           35,998,870
Net Assets
 Beginning of period   ...............................................................     145,044,410          109,045,540
                                                                                         --------------      --------------
 End of period (including undistributed net investment income (loss) of
  ($61,088) and $426,754, respectively) ..............................................   $ 157,599,139       $  145,044,410
                                                                                         ==============      ==============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                 Six Months
                                                    Ended
                                                   6/30/97
                                                 (Unaudited)
                                               ----------------
Net asset value, beginning of period    ......  $    10.34
Income from investment operations
 Net investment income   .....................        0.38(1)
 Net realized and unrealized gain (loss)   ...        0.09
                                                ----------
  Total from investment operations   .........        0.47
                                                ----------
Less distributions
 Dividends from net investment income   ......       (0.41)
 Dividends from net realized gains   .........       (0.09)
                                                ----------
  Total distributions    .....................       (0.50)
                                                ----------
Change in net asset value   ..................       (0.03)
                                                ----------
Net asset value, end of period    ............  $    10.31
                                                ==========
Total return    ..............................        4.68%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)   ......  $  157,599
Ratio to average net assets of:
 Operating expenses   ........................        0.65%(4)
 Net investment income   .....................        7.53%(4)
Portfolio turnover rate  .....................          90%(5)





                                                                             Year Ended December 31,
                                                   1996             1995               1994                1993             1992
                                               ------------  -----------------  -----------------   -----------------   -----------
Net asset value, beginning of period    ......  $  10.22     $      8.98        $     10.27         $      9.58          $   9.33
Income from investment operations
 Net investment income   .....................      0.79(1)         0.83(1)(2)         0.72(1)(2)          0.66(1)(2)        0.66(2)
 Net realized and unrealized gain (loss)   ...      0.43            1.22              (1.28)               0.84              0.25
                                                ---------    -----------        -----------         -----------          ---------
  Total from investment operations   .........      1.22            2.05              (0.56)               1.50              0.91
                                                ---------    -----------        -----------         -----------          ---------
Less distributions
 Dividends from net investment income   ......     (0.78)          (0.81)             (0.73)              (0.66)            (0.66)
 Dividends from net realized gains   .........     (0.32)             --                 --               (0.15)               --
                                                ---------    -----------        -----------         -----------          ---------
  Total distributions    .....................     (1.10)          (0.81)             (0.73)              (0.81)            (0.66)
                                                ---------    -----------        -----------         -----------          ---------
Change in net asset value   ..................      0.12            1.24              (1.29)               0.69              0.25
                                                ---------    -----------        -----------         -----------          ---------
Net asset value, end of period    ............  $  10.34     $     10.22        $      8.98         $     10.27          $   9.58
                                                =========    ===========        ===========         ===========          =========
Total return    ..............................     12.42%          23.54%             (5.47)%             15.90%            10.03%
Ratios/supplemental data:
Net assets, end of period (thousands)   ......  $145,044     $   109,046        $    74,686         $    79,393          $ 43,090
Ratio to average net assets of:
 Operating expenses   ........................      0.65%           0.65%(3)           0.66%               0.65%             0.50%
 Net investment income   .....................      7.80%           8.55%              7.62%               6.71%             7.47%
Portfolio turnover rate  .....................       191%            147%               181%                169%              166%



(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.002, $0.007, $0.006 and $0.005 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Annualized
(5) Not annualized

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES



INVESTMENT REVIEW

     For the six months ended June 30, 1997, the Fund earned 10.02% compared with an average return of 10.19% for a peer universe of 477 flexible portfolio funds, according to Lipper Analytical Services, Inc. All figures assume reinvestment of dividends and exclude the effect of sales charges.

     As measured by the S&P 500 Stock Index, the equity market continued its strong performance, ending the first half of the year up 20.53%.* The combination of moderate economic growth, low inflation, falling interest rates and high profit growth has been the perfect environment for stocks. As a result, valuation levels are at historically high levels, and there is little margin for further improvement in fundamentals. Only continued positive investor sentiment and ongoing inflows to equity mutual funds are likely to be able to drive the market to new highs.

     Interest rates appeared to be locked in a narrow trading range over the last six months as investors debated whether the robust economic growth reported in the first quarter would serve as a catalyst for higher inflation in the months ahead. As measured by the 30-year Treasury bond, interest rates climbed as high as 7.17% in mid-April, but finished June yielding 6.79%--only 0.14% higher than at the start of the reporting period. Higher yielding, lower quality bonds continued to outperform lower yielding, higher quality bonds.

     The Fund's performance was helped by a relatively high equity allocation of 68.3%. An underweighting in technology, one of the best performing sectors in the last three months, limited returns. We are currently overweighted in large-cap technology, which is benefiting performance. Other positive contributors include a large position in the health-care sector, primarily pharmaceuticals and medical devices. The financial services and energy sectors are also overweighted. The fixed-income segment of the Fund also provided positive results as emerging-market debt issues were among the best performers, while more traditional sectors, such as Treasury and investment-grade issues, were among the laggards.


OUTLOOK

     We expect moderate economic growth, stable to lower interest rates and continued low inflation. In this environment, we are focusing on companies with the strongest earnings growth and the best earnings visibility. The Fund's emphasis will remain on the health-care, technology and financial-services sectors.

     As we move into the second half of the year, we are confident that our duration-neutral strategy for the fixed-income portion of the Fund will insulate it from the effects of a volatile interest rate environment. Our fixed-income strategy continues to focus on emphasizing the most undervalued bond sectors.





*The S&P 500 Stock Index is an unmanaged, commonly used measure of total return stock performance.

                          STRATEGIC ALLOCATION SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)



                                        STANDARD      PAR
                                        & POOR'S     VALUE
                                        RATING       (000)         VALUE
                                        ----------   ---------   -------------
U.S. GOVERNMENT AND AGENCY SECURITIES--11.6%
U.S. Treasury Bonds--0.4%
  U.S. Treasury Bonds 6%, '26 .........   AAA          $ 1,850     $ 1,655,171
                                                                  ------------
U.S. Treasury Notes--11.2%
  U.S. Treasury Notes 6%, '99 .........   AAA           14,050      14,026,396
  U.S. Treasury Notes 6.375%, '00   ...   AAA            5,250       5,269,687
  U.S. Treasury Notes 6.25%, '02 ......   AAA            6,000       5,964,354
  U.S. Treasury Notes 6.50%, '06 ......   AAA            1,000         995,110
  U.S. Treasury Notes 6.625%, '07   ...   AAA           17,950      18,095,844
                                                                  ------------
                                                                    44,351,391
                                                                  ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $45,675,580)  ..............................     46,006,562
                                                                   ------------
NON-CONVERTIBLE BONDS--4.0%
Asset-Backed Securities--0.5%
  Fleetwood Credit Corp. 96-B,
    A 6.90%, '12  .....................   AAA              841         847,056
  Green Tree Financial Corp. 96-2,
    M1 7.60%, '27 .....................   AA-            1,075       1,083,063
                                                                  ------------
                                                                     1,930,119
                                                                  ------------
Non-Agency Mortgage-Backed Securities--3.4%
  CS First Boston Mortgage 95-AE1,
    B 7.182%, '27 .....................   AA-            1,350       1,357,385
  First Union Lehman Bros. 97-C1,
    B 7.43%, '29  .....................   Aa(c)            850         867,000
  G.E. Capital Mortgage Services,
    Inc. 96-8, M 7.25%, '26   .........   AA               248         243,038
  Nationslink Funding Corp. 96-1,
    B 7.69%, '05  .....................   AA               450         467,016
  Residential Asset Securitization
    Trust 96-A8, A1 8%, '26   .........   AAA              831         841,590
  Residential Funding Mortgage
    Securities I 96-S1, A11 7.10%,
    '26  ..............................   AAA            1,500       1,461,094
  Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    '26  ..............................   AA               988         965,855
  Resolution Trust Corp. 93-C1,
    B 8.75%, '24  .....................   Aa(c)          1,600       1,597,250
  Resolution Trust Corp. 95-C2,
    B 6.80%, '27  .....................   Aa(c)            869         864,323
  Resolution Trust Corp. 95-2,
    M1 7.15%, '29 .....................   Aa(c)          1,306       1,301,476
  Securitized Asset Sales, Inc. 93-J,
    2B 6.808%, '23   ..................   A                976         925,271
  Structured Asset Securities Corp.
    93-C1, B 6.60%, '24 ...............   A+             1,150       1,100,137
  Structured Asset Securities Corp.
    95-C4, B 7%, '26 ..................   AA             1,650       1,643,812
                                                                  ------------
                                                                    13,635,247
                                                                  ------------
Paper & Forest Products--0.1%
  Buckeye Cellulose Corp. 9.25%,
    '08  ..............................   BB-              350         364,000
                                                                  ------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $15,964,239)  ..............................     15,929,366
                                                                   ------------
FOREIGN GOVERNMENT SECURITIES--2.9%
Argentina--0.7%
  Republic of Argentina Discount
    L-GL Euro 6.875%, '23 (e) .........   BB             2,400       2,077,500


                                        STANDARD      PAR
                                        & POOR'S     VALUE
                                        RATING       (000)         VALUE
                                        ----------   ---------   -------------
Argentina--continued
  Republic of Argentina Global Bond
    11.375%, '17  .....................   BB           $   200     $   223,050
  Republic of Argentina Par L-GP
    5.50%, '23 (e)   ..................   BB               400         278,000
                                                                  ------------
                                                                     2,578,550
                                                                  ------------
Brazil--0.3%
  Republic of Brazil Discount Z-L
    Euro 6.875%, '24 (e)   ............   BBB-             800         675,000
  Republic of Brazil Par Z-L Euro
    5.25%, '24 (e)   ..................   B(c)           1,000         680,000
                                                                  ------------
                                                                     1,355,000
                                                                  ------------
Colombia--0.9%
  Republic of Colombia Yankee
    7.25%, '04 ........................   BBB-           3,500       3,399,428
                                                                  ------------
Mexico--0.5%
  United Mexican States 144A
    7.875%, '01 (d)(e)  ...............   BBB-             350         350,560
  United Mexican States Euro D
    6.813%, '19 (e)(f)  ...............   BB             1,300       1,209,813
  United Mexican States Series B
    Euro 6.25%, '19  ..................   BB               750         580,781
                                                                  ------------
                                                                     2,141,154
                                                                  ------------
Venezuela--0.5%
  Republic of Venezuela Discount
    6.813%, '20 (e)(f)  ...............   B+               850         752,250
  Republic of Venezuela Par W-A
    6.75%, '20 (f)   ..................   B+             1,600       1,261,000
                                                                  ------------
                                                                     2,013,250
                                                                  ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $10,259,743).........                             11,487,382
                                                                  ------------
FOREIGN NON-CONVERTIBLE BONDS--1.0%
Chile--0.2%
  Compania Sud Amer Vapore
    7.375%, '03   .....................   BBB              140         137,725
  Petropower I Funding Trust 144A
    7.36%, '14 (d)   ..................   BBB              500         475,855
                                                                  ------------
                                                                       613,580
                                                                  ------------
Colombia--0.8%
  Financiera Energ Nacional EMTN
    Euro 9%, '99  .....................   BBB-           3,200       3,348,000
                                                                  ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
  (Identified cost $3,913,890)   .............................       3,961,580
                                                                  ------------
MUNICIPAL BONDS--2.2%
California--1.2%
  Kern County Pension Obligation
    Taxable 7.26%, '14  ...............   AAA            1,500       1,483,470
  Long Beach Pension Obligation
    Taxable 6.87%, '06  ...............   AAA              840         832,104
  San Bernardino County Obligation
    Revenue Taxable 6.87%, '08   ......   AAA              410         401,074
  San Bernardino County Obligation
    Revenue Taxable 6.94%, '09   ......   AAA            1,110       1,088,999
  Ventura County Pension Taxable
    6.54%, '05 ........................   AAA              975         952,302
                                                                  ------------
                                                                     4,757,949
                                                                  ------------

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES


                                     STANDARD     PAR
                                     & POOR'S    VALUE
                                      RATING     (000)       VALUE
                                     ----------  --------  ------------
Florida--1.0%
  Miami Beach Special Obligation
    Taxable 8.60%, '21  ............   AAA         $3,210    $ 3,455,308
  University of Miami Exchangeable
    Revenue Series A Taxable
    7.65%, '20 .....................   AAA            540        538,650
                                                            ------------
                                                               3,993,958
                                                            ------------
TOTAL MUNICIPAL BONDS
 (Identified cost $8,906,733) ...........................      8,751,907
                                                            ------------


                                             SHARES
                                            ---------
COMMON STOCKS--64.7%
Aerospace & Defense--1.8%
  United Technologies Corp.  ............      86,100      7,146,300
                                                         -----------
Banks--4.3%
  Bank of New York Co., Inc.    .........      94,000      4,089,000
  BankAmerica Corp.    ..................      96,000      6,198,000
  Nationsbank Corp.    ..................      61,000      3,934,500
  Norwest Corp.  ........................      51,000      2,868,750
                                                         -----------
                                                          17,090,250
                                                         -----------
Beverages--0.8%
  PepsiCo, Inc.  ........................      85,800      3,222,863
                                                         -----------
Chemical--2.4%
  Du Pont (E.I.) de Nemours & Co.  ......      56,400      3,546,150
  Monsanto Co.   ........................     135,000      5,813,438
                                                         -----------
                                                           9,359,588
                                                         -----------
Chemical--Specialty--1.0%
  Praxair, Inc.  ........................      72,900      4,082,400
                                                         -----------
Computer Software & Services--2.7%
  BMC Software, Inc. (b)  ...............      60,700      3,361,262
  Fiserv, Inc. (b)  .....................      48,800      2,177,700
  HBO & Co.   ...........................      45,900      3,161,363
  Sungard Data Systems, Inc. (b)   ......      45,200      2,101,800
                                                         -----------
                                                          10,802,125
                                                         -----------
Conglomerates--2.2%
  Tyco International Ltd.    ............     126,700      8,813,569
                                                         -----------
Cosmetics & Soaps--2.6%
  Gillette Co.   ........................      43,400      4,112,150
  Procter & Gamble Co.    ...............      43,700      6,172,625
                                                         -----------
                                                          10,284,775
                                                         -----------
Diversified Financial Services--5.4%
  American Express Co.    ...............      84,100      6,265,450
  Merrill Lynch & Co., Inc.  ............      37,500      2,235,937
  T. Rowe Price Associates   ............      66,100      3,412,413
  Travelers Group, Inc.   ...............     153,200      9,661,175
                                                         -----------
                                                          21,574,975
                                                         -----------
Diversified Miscellaneous--1.5%
  Service Corporation International   ...     184,900      6,078,587
                                                         -----------
Electrical Equipment--1.9%
  General Electric Co. ..................     116,400      7,609,650
                                                         -----------
Electronics--5.6%
  Altera Corp. (b)  .....................      71,700      3,620,850
  Intel Corp. ...........................      61,900      8,778,194
  LSI Logic Corp. (b)  ..................      72,500      2,320,000
  Linear Technology Corp. ...............      70,900      3,669,075
  Tektronix, Inc.   .....................      61,800      3,708,000
                                                         -----------
                                                          22,096,119
                                                         -----------



                                               SHARES         VALUE
                                               ---------   --------------
Entertainment, Leisure & Gaming--2.1%
  Time Warner, Inc.    .....................      90,700     $  4,376,275
  Walt Disney Co.   ........................      47,600        3,819,900
                                                            -------------
                                                                8,196,175
                                                            -------------
Healthcare--Diversified--2.1%
  Bristol-Myers Squibb Co.   ...............     101,100        8,189,100
                                                            -------------
Healthcare--Drugs--5.3%
  Amgen, Inc. (b)   ........................     141,600        8,230,500
  Merck & Co., Inc.    .....................      71,600        7,410,600
  Pfizer, Inc.   ...........................      43,900        5,246,050
                                                            -------------
                                                               20,887,150
                                                            -------------
Hospital Management & Services--1.7%
  Health Management Association, Inc.
    Class A (b)  ...........................      97,500        2,778,750
  Oxford Health Plans (b)    ...............      57,500        4,125,625
                                                            -------------
                                                                6,904,375
                                                            -------------
Household Furnishings & Appliances--0.8%
  Newell Companies, Inc.  ..................      82,900        3,284,912
                                                            -------------
Insurance--2.3%
  Allstate Corp.    ........................      55,000        4,015,000
  Hartford Financial Services Group, Inc.         60,300        4,989,825
                                                            -------------
                                                                9,004,825
                                                            -------------
Medical Products & Supplies--3.2%
  Abbott Laboratories  .....................      60,400        4,031,700
  Johnson & Johnson    .....................      61,200        3,939,750
  Medtronic, Inc.   ........................      61,100        4,949,100
                                                            -------------
                                                               12,920,550
                                                            -------------
Office & Business Equipment--1.5%
  Compaq Computer Corp. (b)  ...............      59,200        5,875,600
                                                            -------------
Oil--2.0%
  Exxon Corp.    ...........................      65,400        4,022,100
  Texaco, Inc.   ...........................      35,800        3,893,250
                                                            -------------
                                                                7,915,350
                                                            -------------
Oil Service & Equipment--4.3%
  BJ Services Co. (b)  .....................      61,500        3,297,937
  Diamond Offshore Drilling, Inc. (b)    ...      44,300        3,460,937
  Halliburton Co.   ........................      64,800        5,135,400
  Schlumberger Ltd.    .....................      40,100        5,012,500
                                                            -------------
                                                               16,906,774
                                                            -------------
Publishing, Broadcasting, Printing & Cable--2.2%
  Clear Channels Communications, Inc. (b)         73,500        4,520,250
  Tribune Co.    ...........................      92,000        4,421,750
                                                            -------------
                                                                8,942,000
                                                            -------------
Retail--2.8%
  Borders Group, Inc. (b)    ...............     267,800        6,460,675
  TJX Companies, Inc.  .....................     181,600        4,789,700
                                                            -------------
                                                               11,250,375
                                                            -------------
Retail--Drugs--0.5%
  CVS Corp.   ..............................      38,300        1,962,875
                                                            -------------
Tobacco--1.7%
  Philip Morris Companies, Inc.    .........     148,900        6,607,438
                                                            -------------
TOTAL COMMON STOCKS
  (Identified cost $238,864,025) ........................     257,008,700
                                                            -------------

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES


                                                SHARES        VALUE
                                                ---------   -------------
FOREIGN COMMON STOCKS--3.6%
Healthcare--Drugs--1.3%
  SmithKline Beecham PLC Sponsored ADR
    (United Kingdom) (b)   ..................      53,900     $  4,938,588
                                                             -------------
Telecommunications Equipment--2.3%
  Oy Nokia Corp. Sponsored ADR (Finland)  ...      57,100        4,211,125
  Telefonaktiebolaget LM Ericsson Class B ADR
    (Sweden)   ..............................     127,700        5,028,187
                                                             -------------
                                                                 9,239,312
                                                             -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $12,626,495)   ........................      14,177,900
                                                             -------------
TOTAL LONG-TERM INVESTMENTS--90.0%
  (Identified cost $336,210,705)  ........................     357,323,397
                                                             -------------


                                     STANDARD      PAR
                                     & POOR'S     VALUE
                                     RATING       (000)            VALUE
                                     ----------   --------   ---------------------
SHORT-TERM OBLIGATIONS--4.1%
Commercial Paper--2.1%
  McDonald's Corp. 5.90%, 7-3-97   .  A-1+          $2,700    $      2,699,115
  Enterprise Funding Corp. 5.60%,
    7-10-97    .....................  A-1+             927             925,702
  Receivables Capital Corp. 5.56%,
    7-18-97    .....................  A-1+           2,400           2,393,699
  Receivables Capital Corp. 5.62%,
    8-8-97  ........................  A-1+           2,500           2,485,169
                                                              -----------------
                                                                     8,503,685
                                                              -----------------
Federal Agency Securities--2.0%
  Federal Home Loan Banks 5.25%
    8-8-97 (e)    ..................                 2,500           2,500,975
  Federal Farm Credit Banks 5.35%,
    3-3-98  ........................                 5,500           5,503,905
                                                              -----------------
                                                                     8,004,880
                                                              -----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $16,503,685) ...........................          16,508,565
                                                               -----------------
TOTAL INVESTMENTS--94.1%
  (Identified cost $352,714,390)   ........................         373,831,962(a)
  Cash and receivables, less liabilities--5.9% ............          23,406,682
                                                               -----------------
NET ASSETS--100.0%  .......................................    $    397,238,644
                                                               =================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,902,672 and gross depreciation of $3,785,100 for income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $352,714,390.
(b) Non-income producing.
(c) As rated by Moodys, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to a value of $826,415 or 0.2% of net assets.
(e) Variable or step coupon obligation; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)


Assets
Investment securities at value (Identified cost $352,714,390) ..................... $373,831,962
Cash ..............................................................................        2,788
Receivables
 Investment securities sold  ......................................................   45,174,786
 Interest and dividends   .........................................................    1,107,999
                                                                                    -------------
  Total assets   ..................................................................  420,117,535
                                                                                    -------------
Liabilities
Payables
 Investment securities purchased   ................................................   22,549,181
 Fund shares repurchased  .........................................................       28,073
 Investment advisory fee  .........................................................      188,490
 Financial agent fee   ............................................................       19,442
 Trustees' fee   ..................................................................        3,434
 Accrued expenses   ...............................................................       90,271
                                                                                    -------------
  Total liabilities    ............................................................   22,878,891
                                                                                    -------------
Net Assets    ..................................................................... $397,238,644
                                                                                    =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest    .............................. $347,662,434
 Undistributed net investment income  .............................................       32,174
 Accumulated net realized gain  ...................................................   28,426,464
 Net unrealized appreciation    ...................................................   21,117,572
                                                                                    -------------
Net Assets    ..................................................................... $397,238,644
                                                                                    =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization      27,119,096
                                                                                    =============
Net asset value and offering price per share   ....................................       $14.65
                                                                                    =============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)


Investment Income
 Interest    .........................................................    $ 4,765,493
 Dividends   .........................................................      1,242,330
                                                                          -----------
  Total investment income   ..........................................      6,007,823
                                                                          -----------
Expenses
 Investment advisory fee    ..........................................      1,110,607
 Financial agent fee  ................................................        114,395
 Custodian   .........................................................         30,788
 Printing    .........................................................         28,453
 Professional   ......................................................         13,266
 Trustees    .........................................................          9,872
 Miscellaneous  ......................................................          6,108
                                                                          -----------
  Total expenses   ...................................................      1,313,489
                                                                          -----------
Net investment income    .............................................      4,694,334
                                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities  ....................................     28,661,807
 Net realized loss on written options   ..............................       (233,706)
 Net realized gain on foreign currency transactions    ...............          5,900
 Net change in unrealized appreciation (depreciation) on investments        3,696,201
                                                                          -----------
Net gain on investments  .............................................     32,130,202
                                                                          -----------
Net increase in net assets resulting from operations   ...............    $36,824,536
                                                                          ===========


                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                   Six Months
                                                                                     Ended
                                                                                  June 30, 1997       Year Ended
                                                                                  (Unaudited)       December 31, 1996
                                                                                  ---------------   ------------------
From Operations
 Net investment income   ......................................................   $  4,694,334        $   8,315,276
 Net realized gain    .........................................................     28,434,001           25,851,907
 Net change in unrealized appreciation (depreciation)  ........................      3,696,201           (2,475,007)
                                                                                  -------------       -------------
 Net increase in net assets resulting from operations  ........................     36,824,536           31,692,176
                                                                                  -------------       -------------
From Distributions to Shareholders
 Net investment income   ......................................................     (5,077,025)          (7,996,685)
 Net realized gains   .........................................................     (4,639,522)         (23,234,158)
                                                                                  -------------       -------------
 Decrease in net assets from distributions to shareholders   ..................     (9,716,547)         (31,230,843)
                                                                                  -------------       -------------
From Share Transactions
 Proceeds from sales of shares (1,669,983 and 4,387,120 shares, respectively)       23,786,173           61,269,234
 Net asset value of shares issued from reinvestment of distributions
  (670,617 and 2,254,196 shares, respectively)   ..............................      9,716,547           31,230,843
 Cost of shares repurchased (2,639,102 and 5,175,253 shares, respectively)  ...    (37,615,740)         (72,555,884)
                                                                                  -------------       -------------
 Increase (decrease) in net assets from share transactions   ..................     (4,113,020)          19,944,193
                                                                                  -------------       -------------
 Net increase in net assets    ................................................     22,994,969           20,405,526
Net Assets
 Beginning of period  .........................................................    374,243,675          353,838,149
                                                                                  -------------       -------------
 End of period (including undistributed net investment income of $32,174
  and $414,865, respectively)  ................................................   $397,238,644        $ 374,243,675
                                                                                  =============       =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                    Six Months
                                                       Ended
                                                      6/30/97
                                                    (Unaudited)
                                                  ----------------
Net asset value, beginning of period    ......... $     13.65
Income from investment operations
 Net investment income   ........................        0.18
 Net realized and unrealized gain (loss)   ......        1.18
                                                  -----------
  Total from investment operations   ............        1.36
                                                  -----------
Less distributions
 Dividends from net investment income   .........       (0.19)
 Dividends from net realized gains   ............       (0.17)
                                                  -----------
  Total distributions    ........................       (0.36)
                                                  -----------
Change in net asset value   .....................        1.00
                                                  -----------
Net asset value, end of period    ............... $     14.65
                                                  ===========
Total return    .................................       10.02%(6)
Ratios/supplemental data:
Net assets, end of period (thousands)   ......... $   397,239
Ratio to average net assets of:
 Operating expenses   ...........................        0.69%(5)
 Net investment income   ........................        2.46%(5)
Portfolio turnover rate  ........................         252%(6)
Average commission rate paid(4)   ............... $    0.0554



                                                                              Year Ended December 31,
                                                     1996          1995               1994              1993           1992
                                                  ----------- ---------------- -------------------  -------------- --------------
Net asset value, beginning of period    ......... $  13.63     $   12.68       $    13.71           $    12.86      $   12.97
Income from investment operations
 Net investment income   ........................     0.32          0.45             0.36(1)(3)           0.23(3)        0.37(3)
 Net realized and unrealized gain (loss)   ......     0.91          1.84            (0.56)                1.17           0.99
                                                  ---------    ---------       -----------           ----------     ----------
  Total from investment operations   ............     1.23          2.29            (0.20)                1.40           1.36
                                                  ---------    ---------       -----------           ----------     ----------
Less distributions
 Dividends from net investment income   .........    (0.31)        (0.45)           (0.37)               (0.23)         (0.37)
 Dividends from net realized gains   ............    (0.90)        (0.89)           (0.46)               (0.32)         (1.10)
                                                  ---------    ---------       -----------           ----------     ----------
  Total distributions    ........................    (1.21)        (1.34)           (0.83)               (0.55)         (1.47)
                                                  ---------    ---------       -----------           ----------     ----------
Change in net asset value   .....................     0.02          0.95            (1.03)                0.85          (0.11)
                                                  ---------    ---------       -----------           ----------     ----------
Net asset value, end of period    ............... $  13.65     $   13.63       $    12.68            $   13.71      $   12.86
                                                  =========    =========       ===========           ==========     ==========
Total return    .................................     9.05%        18.22%           (1.45)%              11.02%         10.67%
Ratios/supplemental data:
Net assets, end of period (thousands)   ......... $ 374,244    $ 353,838       $  289,083            $ 256,011      $ 163,628
Ratio to average net assets of:
 Operating expenses   ...........................     0.70%         0.67%(2)         0.74%                0.74%          0.50%
 Net investment income   ........................     2.26%         3.28%            2.71%                1.82%          2.90%
Portfolio turnover rate  ........................      287%          170%             220%                 269%           326%
Average commission rate paid(4)   ............... $ 0.0530           N/A              N/A                  N/A            N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(5) Annualized
(6) Not annualized

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

INVESTMENT REVIEW

     The Fund rose 13.31% for the six months ended June 30, 1997 compared with a 12.70% return for a peer universe of 442 international funds, according to Lipper Analytical Services, Inc. The EAFE Index* was up 11.21%. All performance figures are stated in U.S. dollars, assume reinvestment of dividends and exclude the effect of sales charges. The MSCI total return figures are net of foreign withholding taxes.

     The Fund performed well largely because of its slightly overweighted position in Europe and good stock selection in those same markets, as well as its underweighted position in Japan. During May, performance was hampered somewhat by this underweighting in Japan as that market returned 11.04%, with the yen up 9.00% for the month. An overweighted position in the UK, which lagged the rest of Europe, also held back performance.

     Over the last six months, the European and Latin American markets have performed strongly, in some cases even outpacing the United States. Europe has continued to be supported by low and falling interest rates, particularly in the peripheral countries. Latin America rose 40.79% in the last six months, with every country participating in the rally. Brazil and Venezuela led the way as economic reform and deregulation continued to push slowly forward. Peru, Mexico and Argentina were boosted by signs of improving economic conditions.

     The Pacific Basin produced a more uneven performance. Japan, the largest market in the region gained 9.07%, while Malaysia lost 11.74%. In the rest of Asia, only Taiwan and India turned in strong returns. The Thai market has fallen 33.73%. Hong Kong and Japan experienced an extremely strong last three months in which Hong Kong rose 20.34% and Japan was up 23.67%.


OUTLOOK

     Continued efforts at fiscal restraint on the part of most European governments is creating a climate of low interest rates and inflation, which is supporting stock prices. The onus continues to be on companies to generate earnings growth through internal means, as demand remains relatively sluggish and pricing ability nonexistent. In Japan, the outlook for 1997 is also modest, but better than was expected six months ago. We have raised our weighting in Japan slightly, but would need a substantial improvement in the outlook for earnings growth to become more positive.

     Since our last report, we have reduced our holdings in Hong Kong based on a potential clamp down on real estate property prices. We redeployed about 9% of our cash position into Korea and the Philippines. Although Latin America regions have posted strong gains in the last six months, they are coming off very low bases and are still relatively inexpensive to the rest of the world. We are still positive on the outlook for the region for the remainder of the year.












* The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, commonly used measure of total return foreign stock performance.

                             INTERNATIONAL SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)



                                                        SHARES              VALUE
                                                       -----------   -----------------------
FOREIGN COMMON STOCKS--92.8%
Australia--0.5%
  Westpac Bank Corp. Ltd. (Diversified
    Financial Services)  ...........................       176,000         $ 1,050,884
                                                                           ------------
Belgium--1.0%
  Credit Communal Holding/Dexia (Banks) ............        19,300           2,074,951
                                                                           ------------
Brazil--2.4%
  Telebras Sponsored ADR (Utility--Telephone) ......        21,500           3,262,625
  Uniao de Bancos Brasileiros SA Sponsored
    GDR (Banks) ....................................        43,000           1,596,375
                                                                           ------------
                                                                             4,859,000
                                                                           ------------
Chile--1.0%
  Santa Isabel SA Sponsored ADR (Retail--
    Food) ..........................................        64,000           2,064,000
                                                                           ------------
Finland--2.9%
  Nokia AB Series A (Telecommunications
    Equipment)  ....................................        31,800           2,374,806
  Raision Tehtaat Oy (Food) ........................        23,000           1,580,802
  The Rauma Group (Machinery)  .....................        85,000           1,947,364
                                                                           ------------
                                                                             5,902,972
                                                                           ------------
France--7.2%
  AXA-UAP (Insurance) ..............................        33,369           2,077,428
  Carrefour Supermarche (Retail--Food)  ............         3,020           2,195,466
  Elf Aquitaine SA (Oil) ...........................        19,600           2,116,609
  Louis Dreyfus Citrus (Food) (b) ..................        42,500           1,588,981
  Promodes (Retail)   ..............................         6,200           2,417,312
  Total SA (Oil)   .................................        21,400           2,165,188
  Usinor Sacilor (Steel) ...........................       120,000           2,166,618
                                                                           ------------
                                                                            14,727,602
                                                                           ------------
Germany--4.8%
  Adidas AG (Textile & Apparel)   ..................        20,350           2,253,974
  BHW Holding AG (Banks) (b)   .....................       120,000           2,031,564
  Rhoen-Klinikum AG (Hospital Management &
    Services)   ....................................        15,850           2,028,436
  Schmalbach Lubeca AG (Containers)  ...............         8,100           1,817,561
  VEBA AG (Utility--Electric)  .....................        28,400           1,597,245
                                                                           ------------
                                                                             9,728,780
                                                                           ------------
Hong Kong--0.0%
  Henderson China Holding Ltd. (Real Estate)  ......           828               1,395
                                                                           ------------
Hungary--0.6%
  Gedeon Richter 144A GDS (Health Care--
    Drugs) (c)  ....................................        12,700           1,170,214
                                                                           ------------
Indonesia--0.1%
  Wicaksana Overseas International
    (Conglomerates)   ..............................       248,500             304,046
                                                                           ------------
Italy--5.3%
  Gucci Group NV (Textile & Apparel) ...............        20,600           1,345,787
  Gucci Group NV-NY Registered Shares
    (Textile & Apparel)  ...........................        32,500           2,092,188
  Istituto Bancario San Paolo di Torino (Banks) ....       203,223           1,479,831
  Stet-Societa' Finanziaria Telefonica SPA
    (Utility--Telephone) ...........................     1,020,000           5,934,763
                                                                           ------------
                                                                            10,852,569
                                                                           ------------
Japan--14.4%
  Canon, Inc. (Office & Business Equipment)   ......       124,000           3,380,932
  Circle K Japan Co. Ltd. (Retail--Food)   .........        30,000           1,725,072


                                                        SHARES              VALUE
                                                       -----------   -----------------------
Japan--continued
  Credit Saison Co. Ltd. (Diversified Financial
    Services)   ....................................        95,400         $ 2,334,353
  DDI Corp. (Utility--Telephone)  ..................           175           1,293,804
  Hoya Corp. (Machinery) ...........................        21,000             935,943
  Matsushita Communication Industrial
    (Telecommunications Equipment)   ...............        54,000           1,826,269
  Meitec (Computer Software & Services) ............        64,000           1,907,192
  Namco (Entertainment, Leisure & Gaming)  .........        44,000           1,699,554
  Nintendo Co. Ltd. (Entertainment, Leisure &
    Gaming)  .......................................        18,000           1,510,093
  Nippon Broadcasting System (Publishing,
    Broadcasting, Printing & Cable)  ...............        21,000           2,330,683
  Paris Miki, Inc. (Retail) ........................        55,000           1,619,768
  Sankyo Co. Ltd. (Health Care--Diversified)  ......        52,000           1,749,541
  TDK Corp. (Electronics)   ........................        14,000           1,028,926
  Taisho Pharmaceutical Co. (Health Care--
    Drugs)   .......................................        56,000           1,512,191
  Taiyo Yuden Co. Ltd. (Electrical Equipment) ......       114,000           1,882,898
  Takeda Chemical Industries (Health Care--
    Drugs)   .......................................        91,000           2,560,692
                                                                           ------------
                                                                            29,297,911
                                                                           ------------
Mexico--1.3%
  Coca-Cola Femsa SA Sponsored ADR
    (Beverages) ....................................        50,000           2,581,250
                                                                           ------------
Netherlands--4.9%
  DSM NV (Chemical)   ..............................        20,000           1,993,569
  ING Groep NV (Diversified Financial
    Services)   ....................................        46,000           2,124,739
  Philips Electronics NV (Electronics)  ............        56,000           4,018,578
  VNU-Verenigde Bezit (Publishing,
    Broadcasting, Printing & Cable)  ...............        85,800           1,900,536
                                                                           ------------
                                                                            10,037,422
                                                                           ------------
New Zealand--0.2%
  Restaurant Brands New Zealand Limited
    (Entertainment, Leisure & Gaming) (b)  .........       245,000             425,076
                                                                           ------------
Norway--1.6%
  Schibsted ASA (Publishing, Broadcasting,
    Printing & Cable) ..............................        97,000           1,921,264
  Smedvig ASA A Shares (Oil)   .....................        54,500           1,362,370
                                                                           ------------
                                                                             3,283,634
                                                                           ------------
Peru--0.9%
  Telefonica del Peru SA (Utility--Telephone) ......       708,945           1,862,902
                                                                           ------------
Philippines--3.6%
  Ayala Land, Inc. Class B (Real Estate)   .........     2,747,000           2,525,582
  Manila Electric Co. (Utility--Electric)  .........       225,000           1,108,963
  Metropolitan Bank & Trust Co. (Banks) ............        23,000             488,323
  Philippine Commercial International Bank
    (Banks)  .......................................       101,000             976,456
  SM Prime Holdings, Inc. (Real Estate) ............     4,112,000           1,216,014
  San Miguel Corp. Class B (Beverages)  ............       398,000           1,048,718
                                                                           ------------
                                                                             7,364,056
                                                                           ------------
Poland--0.1%
  Bank Handlowy W. Warszawie (Banks) (b)   .........        10,000             115,331
                                                                           ------------
Portugal--2.3%
  Electricidade De Portugal SA (Utility--
    Electric)   ....................................        37,365             686,552
  Portugal Telecom SA (Utility--Telephone) .........        45,700           1,845,782

                       See Notes to Financial Statements

                             INTERNATIONAL SERIES




                                                       SHARES          VALUE
                                                       -----------   -------------
Portugal--continued
  Telecel-Comunicacoes Pessoais SA
    (Telecommunications Equipment) (b)  ............        26,700     $  2,217,532
                                                                      -------------
                                                                          4,749,866
                                                                      -------------
South Korea--10.0%
  Daewoo Securities Co. (Broker-Dealers) (b)  ......       188,600        3,419,435
  Daewoo Telecom Co. (Telecommunications
    Equipment)  ....................................        99,000          963,243
  Dongsuh Securities Co. (Broker-Dealers) (b) ......       142,200        1,305,100
  Hyundai Electronics Industries Co.
    (Electronics)  .................................        12,600          645,608
  Hyundai Marine & Fire Insurance Co.
    (Insurance) (b)   ..............................        39,800        1,609,030
  Hyundai Securities Co. (Diversified Financial
    Services) (b)  .................................       121,400        1,845,607
  L.G. Electronics (Electronics)  ..................        94,800        1,761,485
  L.G. Information & Communication Ltd.
    (Telecommunications Equipment)   ...............        23,800        2,948,196
  L.G. Securities (Diversified Financial Services)
    (b)   ..........................................       163,200        1,984,864
  Oriental Fire & Marine Insurance (Insurance) .....        59,200        1,493,332
  Samsung Electronics Co. (Electronics) ............        11,344        1,278,882
  Samsung Fire & Marine Insurance
    (Insurance) ....................................           630          238,804
  Sungmi Telecom Electronics Co.
    (Telecommunications Equipment)   ...............         6,860          909,258
                                                                      -------------
                                                                         20,402,844
                                                                      -------------
Spain--0.8%
  Telefonica de Espana (Utility--Telephone)   ......        54,200        1,569,946
                                                                      -------------
Sweden--1.6%
  Astra AB A Shares (Health Care--Drugs)   .........       117,000        2,178,912
  Biora AB (Medical Products & Supplies) (b)  ......        50,000          465,580
  Biora AB Sponsored ADR (Medical Products
    & Supplies) (b)   ..............................        19,000          339,625
  Hemkopskedjan AB B Shares (Retail--Food)  ........        37,000          380,417
                                                                      -------------
                                                                          3,364,534
                                                                      -------------
Switzerland--5.6%
  Ares-Serono Group Bearer Shares (Health
    Care--Drugs)   .................................         1,890        2,742,043
  Novartis AG Registered Shares (Health
    Care--Drugs)   .................................         2,080        3,330,169
  Sig Schweizerische Industrie-Gesellschaft
    Holding AG Bearer Shares (Machinery)   .........           610        1,851,591
  Sig Schweizerische Industrie-Gesellschaft
    Holding AG Registered Shares
    (Machinery) ....................................           200          297,709
  Zurich Verschierungs Registered Shares
    (Insurance) ....................................         8,300        3,307,930
                                                                      -------------
                                                                         11,529,442
                                                                      -------------
United Kingdom--19.7%
  Avis Europe PLC (Leasing/Rental) (b)  ............       970,000        2,203,812
  British Aerospace PLC (Aerospace &
    Defense) .......................................       155,500        3,459,150
  Carlton Communications PLC (Publishing,
    Broadcasting, Printing & Cable)  ...............       208,000        1,756,991
  Celltech PLC (Health Care--Drugs) (b) ............       178,000          795,489


                                                       SHARES          VALUE
                                                       -----------   -------------
United Kingdom--continued
  Compass Group PLC (Lodging &
    Restaurants)   .................................       304,000     $  3,410,386
  Cordiant PLC (Professional Services)  ............     1,646,000        3,383,505
  Corporate Services Group PLC (Professional
    Services)   ....................................       580,900        1,822,564
  GKN PLC (Miscellaneous)   ........................       117,000        2,014,589
  Granada Group PLC (Entertainment, Leisure
    & Gaming)   ....................................       143,000        1,880,326
  Lloyds TSB Group PLC (Diversified Financial
    Services)   ....................................       255,000        2,614,514
  Next PLC (Retail)   ..............................       154,000        1,739,165
  Norwich Union PLC 144A (Insurance) (b)(c)   ......       190,000        1,010,403
  Rentokil Initial PLC (Professional Services)   ...       544,000        1,910,519
  Rolls-Royce PLC (Aerospace & Defense) ............       410,000        1,566,162
  Shell Transport & Trading Co. PLC (Oil)  .........       459,000        3,128,504
  Siebe PLC (Electrical Equipment)   ...............       156,000        2,640,679
  WPP Group PLC (Advertising)  .....................       876,000        3,594,108
  Williams PLC (Professional Services)  ............       239,100        1,285,441
                                                                      -------------
                                                                         40,216,307
                                                                      -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $159,115,011)  ..................                    189,536,934
                                                                      -------------
PREFERRED STOCKS--2.4%
Germany--1.5%
  Volkswagen AG Pfd. (Autos & Trucks)   ............         5,500        3,093,257
                                                                      -------------
United Kingdom--0.9%
  Egypt Investment Co. (Multi-Industry) (b)   ......       119,000        1,755,250
                                                                      -------------
TOTAL PREFERRED STOCKS
  (Identified cost $3,398,922) .....................                      4,848,507
                                                                      -------------
TOTAL LONG-TERM INVESTMENTS--95.2%
  (Identified cost $162,513,933)  ..................                    194,385,441
                                                                      -------------


                                    STANDARD     PAR
                                    & POOR'S    VALUE
                                     RATING     (000)
                                    ---------- --------
SHORT-TERM OBLIGATIONS--5.1%
Commercial Paper--3.2%
  Anheuser-Busch Cos., Inc. 6%,
    7-1-97 ........................   A-1+       $3,500         3,500,000
  Albertson's, Inc. 5.52%, 8-15-97     A-1        3,000         2,979,300
                                                         -----------------
                                                                6,479,300
                                                         -----------------
Federal Agency Securities--1.9%
  Federal Home Loan Banks 5.42%,
    7-2-97    .....................               1,605         1,604,758
  Federal National Mortgage Assoc.
    5.47%, 7-3-97   ...............                 335           334,949
  Federal National Mortgage Assoc.
    5.45%, 7-30-97  ...............               2,025         2,016,110
                                                         -----------------
                                                                3,955,817
                                                         -----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $10,435,117)  .....................         10,435,117
                                                         -----------------
TOTAL INVESTMENTS--100.3%
  (Identified cost $172,949,050) .....................        204,820,558(a)
  Cash and receivables, less liabilities--(0.3%)   ...           (688,039)
                                                         -----------------
NET ASSETS--100.0%   .................................   $    204,132,519
                                                         =================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $35,432,190 and gross depreciation of $3,708,682 for income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $173,097,050.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to a value of $2,180,617 or 1.1% of net assets.


                       See Notes to Financial Statements

                             INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       As a Percentage of Total Value of
                          Total Long-Term Investments
                                  (Unaudited)



Advertising    ....................................       1.9%
Aerospace & Defense  ..............................       2.6
Autos & Trucks    .................................       1.6
Banks    ..........................................       4.5
Beverages   .......................................       1.9
Broker-Dealers ....................................       2.4
Chemical ..........................................       1.0
Computer Software & Services  .....................       1.0
Conglomerates  ....................................       0.2
Containers  .......................................       0.9
Diversified Financial Services   ..................       6.2
Electrical Equipment    ...........................       2.3
Electronics    ....................................       4.5
Entertainment, Leisure & Gaming  ..................       2.8
Food  .............................................       1.6
Health Care--Diversified   ........................       0.9
Health Care--Drugs   ..............................       7.4
Hospital Management & Services   ..................       1.0
Insurance   .......................................       5.0
Leasing/Rental ....................................       1.1
Lodging & Restaurants   ...........................       1.8
Machinery   .......................................       2.6
Medical Products & Supplies   .....................       0.4
Miscellaneous  ....................................       1.0
Multi-Industry    .................................       0.9
Office & Business Equipment   .....................       1.7
Oil   .............................................       4.5
Professional Services   ...........................       4.3
Publishing, Broadcasting, Printing & Cable   ......       4.1
Real Estate .......................................       1.9
Retail   ..........................................       3.0
Retail--Food   ....................................       3.3
Steel    ..........................................       1.1
Telecommunications Equipment  .....................       5.8
Textile & Apparel    ..............................       2.9
Utility--Electric    ..............................       1.8
Utility--Telephone   ..............................       8.1
                                                       ------
                                                        100.0%
                                                       ======

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)



Assets
Investment securities at value (Identified cost $172,949,050)  ..................   $204,820,558
Receivables
 Dividends and interest    ......................................................        411,897
 Investment securities sold   ...................................................        123,076
 Fund shares sold ...............................................................        118,461
 Tax reclaim   ..................................................................         82,594
 Net unrealized appreciation on forward currency contracts  .....................        199,127
                                                                                    -------------
  Total assets    ...............................................................    205,755,713
                                                                                    -------------
Liabilities
Payables
 Custodian  .....................................................................          5,433
 Investment securities purchased    .............................................        108,100
 Closed foreign currency contracts  .............................................      1,276,245
 Investment advisory fee   ......................................................        123,664
 Custodian fee ..................................................................         27,404
 Financial agent fee    .........................................................          9,443
 Trustees' fee    ...............................................................          3,405
 Accrued expenses    ............................................................         69,500
                                                                                    -------------
  Total liabilities  ............................................................      1,623,194
                                                                                    -------------
Net Assets  .....................................................................   $204,132,519
                                                                                    =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest  ..............................   $156,743,742
 Undistributed net investment income   ..........................................        198,102
 Accumulated net realized gain   ................................................     15,121,327
 Net unrealized appreciation  ...................................................     32,069,348
                                                                                    -------------
Net Assets  .....................................................................   $204,132,519
                                                                                    =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization      12,885,617
                                                                                    =============
Net asset value and offering price per share    .................................         $15.84
                                                                                    =============


STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)


Investment Income
 Dividends  ..............................................................................    $ 1,755,856
 Interest   ..............................................................................        734,056
 Foreign taxes withheld    ...............................................................       (179,254)
                                                                                              -----------
  Total investment income  ...............................................................      2,310,658
                                                                                              -----------
Expenses
 Investment advisory fee   ...............................................................        684,297
 Financial agent fee    ..................................................................         54,744
 Custodian  ..............................................................................         76,300
 Printing   ..............................................................................         20,377
 Trustees   ..............................................................................         11,586
 Professional  ...........................................................................         11,013
 Miscellaneous    ........................................................................          6,000
                                                                                              -----------
  Total expenses  ........................................................................        864,317
                                                                                              -----------
Net investment income   ..................................................................      1,446,341
                                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities    ......................................................     13,092,441
 Net realized gain on foreign currency transactions   ....................................      2,044,781
 Net change in unrealized appreciation (depreciation) on investments    ..................      7,878,138
 Net change in unrealized appreciation (depreciation) on foreign currency and foreign  ...       (874,916)
                                                                                              -----------
  currency transactions
Net gain on investments    ...............................................................     22,140,444
                                                                                              -----------
Net increase in net assets resulting from operations  ....................................    $23,586,785
                                                                                              ===========

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES


STATEMENT OF CHANGES IN NET ASSETS


                                                                                             Six Months
                                                                                               Ended
                                                                                           June 30, 1997      Year Ended
                                                                                            (Unaudited)    December 31, 1996
                                                                                           --------------- ------------------
From Operations
 Net investment income  .................................................................. $  1,446,341      $   1,238,905
 Net realized gain   .....................................................................   15,137,222         12,048,984
 Net change in unrealized appreciation (depreciation)    .................................    7,003,222         13,071,593
                                                                                           -------------     -------------
 Net increase in net assets resulting from operations    .................................   23,586,785         26,359,482
                                                                                           -------------     -------------
From Distributions to Shareholders
 Net investment income  ..................................................................   (2,638,818)        (2,156,537)
 Net realized gains  .....................................................................   (4,630,792)        (3,811,548)
 In excess of net investment income ......................................................           --           (272,380)
                                                                                           -------------     -------------
 Decrease in net assets from distributions to shareholders  ..............................   (7,269,610)        (6,240,465)
                                                                                           -------------     -------------
From Share Transactions
 Proceeds from sales of shares (1,804,932 and 3,516,722 shares, respectively)    .........   27,120,194         48,544,295
 Net asset value of shares issued from reinvestment of distributions (468,431 and 435,075
  shares, respectively)    ...............................................................    7,269,610          6,240,465
 Cost of shares repurchased (1,282,726 and 2,645,302 shares, respectively)    ............  (19,242,115)       (36,690,696)
                                                                                           -------------     -------------
 Increase in net assets from share transactions    .......................................   15,147,689         18,094,064
                                                                                           -------------     -------------
 Net increase in net assets   ............................................................   31,464,864         38,213,081
Net Assets
 Beginning of period    ..................................................................  172,667,655        134,454,574
                                                                                           -------------     -------------
 End of period (including undistributed net investment income of $198,102 and
  $1,390,579, respectively)   ............................................................ $204,132,519      $ 172,667,655
                                                                                           =============     =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding through the indicated period)


                                                   Six Months
                                                      Ended
                                                     6/30/97
                                                   (Unaudited)
                                                 ----------------
Net asset value, beginning of period   ......... $     14.52
Income from investment operations
 Net investment income  ........................        0.12
 Net realized and unrealized gain (loss)  ......        1.79
                                                 -----------
  Total from investment operations  ............        1.91
                                                 -----------
Less distributions
 Dividends from net investment income  .........       (0.22)
 Dividends from net realized gains  ............       (0.37)
 In excess of net investment income    .........          --
                                                 -----------
  Total distributions   ........................       (0.59)
                                                 -----------
Change in net asset value  .....................        1.32
                                                 -----------
Net asset value, end of period   ............... $     15.84
                                                 ===========
Total return   .................................       13.31%(5)
Ratio/supplemental data:
Net assets, end of period (thousands)  ......... $   204,133
Ratio to average of net assets of:
 Operating expenses  ...........................        0.95%(4)
 Net investment income  ........................        1.59%(4)
Portfolio turnover rate ........................          78%(5)
Average commission rate paid(2)  ............... $    0.0125



                                                                             Year Ended December 31,
                                                     1996           1995           1994              1993              1992
                                                 -------------- -------------- -------------- ------------------   --------------
Net asset value, beginning of period   .........  $  12.70       $  11.85       $  12.21      $      8.82         $   10.17
Income from investment operations
 Net investment income  ........................      0.11(3)        0.12(3)        0.08(3)          0.07(1)(3)        0.09(3)
 Net realized and unrealized gain (loss)  ......      2.25           1.02          (0.07)            3.32             (1.40)
                                                  ---------      ---------      ---------     -----------          -----------
  Total from investment operations  ............      2.36           1.14           0.01             3.39             (1.31)
                                                  ---------      ---------      ---------     -----------          -----------
Less distributions
 Dividends from net investment income  .........     (0.19)         (0.04)         (0.03)              --             (0.04)
 Dividends from net realized gains  ............     (0.33)         (0.25)         (0.34)              --                --
 In excess of net investment income    .........     (0.02)            --             --               --                --
                                                  ---------      ---------      ---------     -----------          -----------
  Total distributions   ........................     (0.54)         (0.29)         (0.37)              --             (0.04)
                                                  ---------      ---------      ---------     -----------          -----------
Change in net asset value  .....................      1.82           0.85          (0.36)            3.39             (1.35)
                                                  ---------      ---------      ---------     -----------          -----------
Net asset value, end of period   ...............  $  14.52       $  12.70       $  11.85      $     12.21          $   8.82
                                                  =========      =========      =========     ===========          ===========
Total return   .................................     18.65%          9.59%          0.03%           38.44%           (12.89)%
Ratio/supplemental data:
Net assets, end of period (thousands)  .........  $172,668       $134,455       $134,627      $    61,242          $ 13,772
Ratio to average of net assets of:
 Operating expenses  ...........................      1.04%          1.07%          1.10%            1.15%             1.50%
 Net investment income  ........................      0.80%          0.95%          0.64%            0.49%             1.13%
Portfolio turnover rate ........................       142%           249%           172%             193%               74%
Average commission rate paid(2)  ...............  $ 0.0213          N/A            N/A              N/A                N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.05.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(3) Computed using average shares outstanding.
(4) Annualized
(5) Not annualized

                       See Notes to Financial Statements

                                BALANCED SERIES

INVESTMENT REVIEW

     For the six months ended June 30, 1997, the Phoenix Edge Balanced Series posted a solid gain of 9.77% compared with an average return of 9.57% for a peer universe of 232 balanced funds, according to Lipper Analytical Services, Inc. The benchmark index* returned 12.43%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Despite a sharp sell-off from mid-March through mid-April, the U.S. equities market continued to climb to record highs during this latest reporting period. By the end of June, the Dow Jones Industrial Average reached 7673, rising 1225 points in the last six months. Blue-chip stocks continued to significantly outperform small- and mid-cap stocks, and health-care and finance issues led the market in terms of sector performance. The S&P 500's 20.53% year-to-date return is the fourth strongest first-half gain over the past 50 years.

     Interest rates appeared to be locked in a narrow trading range over the last six months as investors debated whether the robust economic growth reported in the first quarter would serve as a catalyst for higher inflation in the months ahead. As measured by the 30-year Treasury bond, interest rates climbed as high as 7.17% in mid-April, but finished June yielding 6.79%--only 0.14% higher than at the start of the reporting period. Higher yielding, lower quality bonds continued to outperform lower yielding, higher quality bonds. Emerging-market debt and domestic high-yield bonds were the best performers, while Treasury and investment grade issues were among the laggards. As measured by the Lehman Brothers Aggregate Bond Index, the fixed-income market returned 3.09% over the last six months.

     Over this latest reporting period, the Fund benefited from strong stock selection in the consumer staples and financial services sectors as well as our decision to increase the portfolio's equity exposure after the stock market correction in mid-April. Individual stocks that produced strong gains for the Fund included General Electric, Eli Lilly, Colgate-Palmolive, Perkin Elmer and Franklin Resources. The fixed-income segment of the portfolio also boosted results as it outperformed its benchmark, the Lehman Brothers Aggregate Bond Index. With interest rates moving downward since mid-April, our purchase of U.S. Treasury zero-coupon bonds proved to be very profitable. Negative contributors to overall results included the relative underperformance of our technology and energy exposures, and to a lesser degree, some individual stocks, most notably U.S. Filter, Ascend, Amgen and Cardinal Health.


OUTLOOK

     Looking ahead, we expect a slower domestic economy in the second half of the year and continued market leadership from blue-chip growth stocks. Although many blue-chip stocks have had a strong run as of late, we believe there is still upside potential as investors remain focused on earnings growth, earnings stability, global opportunities and liquidity. Given this outlook, we continue to emphasize the financial, technology and health-care sectors.

     Within the portfolio's fixed-income holdings, we are maintaining a longer duration with the expectation that interest rates will continue to move downward during the year. In addition, we reduced the portfolio's exposure to emerging-market, high-yield debt. While this sector has provided excellent returns year-to-date, valuation levels currently look rich from a historical perspective. Besides these modest adjustments, our fixed-income strategy of broad diversification and sector rotation remains unchanged. As of June 30, the bond segment of the portfolio had an average credit quality of "AA" and a duration of approximately 7.1 years. At the end of the period, the Fund was positioned with an asset allocation of 55% equities, 35% fixed-income and 10% cash equivalents.











* The Balanced Benchmark is a composite index consisting of 55% Standard & Poor's 500 Index, 35% Lehman Brothers Aggregate Bond Index and 10% 90-day Treasury bills.

                                BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)



                                              STANDARD      PAR
                                              & POOR'S     VALUE
                                               RATING      (000)        VALUE
                                              ----------  ---------  -------------
U.S. GOVERNMENT AND AGENCY SECURITIES--24.3%
U.S. Treasury Bonds--4.8%
  U.S. Treasury Bonds Strip, P.O.,
    0%, '22 .................................   AAA         $36,000    $ 6,329,160
  U.S. Treasury Bonds 6%, '26 ...............   AAA           4,595      4,111,087
                                                                      ------------
                                                                        10,440,247
                                                                      ------------
U.S. Treasury Notes--15.0%
  U.S. Treasury Notes 6.375%, '99   .........   AAA           3,775      3,793,875
  U.S. Treasury Notes 6.375%, '00   .........   AAA           3,000      3,011,250
  U.S. Treasury Notes 6.875%, '00   .........   AAA           3,500      3,555,685
  U.S. Treasury Notes 6.625%, '01   .........   AAA           4,400      4,444,000
  U.S. Treasury Notes 6.50%, '05 ............   AAA           3,300      3,289,407
  U.S. Treasury Notes 6.50%, '06 ............   AAA          12,235     12,175,171
  U.S. Treasury Notes 6.875%, '06   .........   AAA           2,150      2,194,343
                                                                      ------------
                                                                        32,463,731
                                                                      ------------
Agency Mortgage-Backed Securities--4.5%
  GNMA 6.50%, '23-'26   .....................   AAA          10,151      9,744,192
                                                                      ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $52,849,408)....................................      52,648,170
                                                                       ------------
NON-CONVERTIBLE BONDS--5.0%
Asset-Backed Securities--0.7%
  Fleetwood Credit Corp. 96-B, A
    6.90%, '12 ..............................   AAA             673        677,645
  Green Tree Financial Corp. 96-2,
    M1 7.60%, '27 ...........................   AA-             675        680,063
  TLFC Equipment Lease Trust
    96-1A, 5.98%, '02   .....................   AAA             225        224,134
                                                                      ------------
                                                                         1,581,842
                                                                      ------------
Non-Agency Mortgage-Backed Securities--3.8%
  CS First Boston Mortgage
    95-AEW1, B 7.182%, '27 ..................   AA-             425        427,325
  DLJ Mortgage Acceptance Corp.
    96-CF1, A1B 144A 7.58%,
    '28 (c) .................................   AAA             400        414,250
  First Union Lehman Brothers
    97-C1, B 7.43%, '29 .....................   Aa(d)           930        948,600
  G.E. Capital Mortgage Services,
    Inc. 96-8, M 7.25%, '26   ...............   AA              248        243,038
  Nationslink Funding Corp. 96-1, B
    7.69%, '05 ..............................   AA              450        467,015
  Residential Asset Securitization
    Trust 96-A8, A1 8%, '26   ...............   AAA             582        589,113
  Residential Funding Mortgage I
    96-S8, A-4 6.75%, '11  ..................   AAA             666        652,504
  Residential Funding Mortgage I
    96-S1, A11 7.10%, '26  ..................   AAA           1,000        974,062
  Residential Funding Mortgage I
    96-S4, M1 7.25%, '26   ..................   AA              988        965,855
  Resolution Trust Corp. 93-C1, B
    8.75%, '24 ..............................   Aa(d)           425        424,270
  Resolution Trust Corp. 95-C2, B
    6.80%, '27 ..............................   Aa(d)         1,113      1,106,125
  Resolution Trust Corp. 95-2, M1
    7.15%, '29 ..............................   Aa(d)           576        574,181
  Structured Asset Securities Corp.
    93-C1, B 6.60%, '24 .....................   A+              525        502,237
                                                                      ------------
                                                                         8,288,575
                                                                      ------------


                                              STANDARD      PAR
                                              & POOR'S     VALUE
                                               RATING      (000)        VALUE
                                              ----------  ---------  -------------
Paper & Forest Products--0.4%
  Buckeye Cellulose Corp. 8.50%,
    '05  ....................................   BB-            $700    $   709,625
                                                                      ------------
Truckers & Marine--0.1%
  Teekay Shipping Corp. 8.32%, '08 ..........   Ba(d)           230        232,875
                                                                      ------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $10,838,173)  ............                           10,812,917
                                                                      ------------
FOREIGN GOVERNMENT SECURITIES--3.0%
Argentina--0.5%
  Republic of Argentina Bearer FRB
    6.75%, '05 (e)   ........................   BB-             679        638,684
  Republic of Argentina Discount
    L-GL Euro 6.875%, '23 (e) ...............   BB-             275        238,047
  Republic of Argentina Global Bond
    11.375%, '17  ...........................   BB              100        111,525
  Republic of Argentina Par L-GP
    5.50%, '23 (e)   ........................   BB-             220        152,900
                                                                      ------------
                                                                         1,141,156
                                                                      ------------
Brazil--0.4%
  Republic of Brazil C Bond, PIK
    interest capitalization, 8%,
    '14 (e) .................................   B+              728        591,172
  Republic of Brazil DCB-L Euro
    6.938%, '12 (e)  ........................   B+              425        351,156
                                                                      ------------
                                                                           942,328
                                                                      ------------
Colombia--0.4%
  Republic of Colombia 7.25%, '03   .........   BBB-            500        486,590
  Republic of Colombia Yankee
    7.25%, '04 ..............................   BBB-            475        461,351
                                                                      ------------
                                                                           947,941
                                                                      ------------
Mexico--0.6%
  United Mexican States 144A
    7.875%, '01 (c)(e)  .....................   Baa(d)          400        400,640
  United Mexican States Discount A
    6.867%, '19 (e)(f)  .....................   BB              205        190,778
  United Mexican States Euro D
    6.813%, '19 (e)(f)  .....................   BB              250        232,656
  United Mexican States Series A
    Euro 6.25%, '19  ........................   BB              300        232,313
  United Mexican States Series B
    Euro 6.25%, '19  ........................   BB              350        271,031
                                                                      ------------
                                                                         1,327,418
                                                                      ------------
Poland--0.6%
  Poland Discount Euro 6.938%,
    '24 (e) .................................   BBB-            600        588,000
  Poland PDI Bearer 4%, '14 (e)  ............   BBB-            700        598,500
                                                                      ------------
                                                                         1,186,500
                                                                      ------------
Venezuela--0.5%
  Republic of Venezuela Discount
    6.813%, '20 (e)(f)  .....................   Ba(d)           815        721,275
  Republic of Venezuela Par W-A
    6.75%, '20 (f)   ........................   Ba(d)           300        236,438
                                                                      ------------
                                                                           957,713
                                                                      ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $6,039,671)...............                            6,503,056
                                                                      ------------

                       See Notes to Financial Statements

                                BALANCED SERIES


                                     STANDARD      PAR
                                     & POOR'S     VALUE
                                      RATING      (000)       VALUE
                                     ----------  ---------  -----------
FOREIGN NON-CONVERTIBLE BONDS--0.7%
Chile--0.2%
  Compania Sud Amer Vapore
    7.375%, '03   ..................   BBB         $   120    $  118,050
  Petropower I Funding Trust 144A
    7.36%, '14 (c)   ...............   BBB             350       333,099
                                                             -----------
                                                                 451,149
                                                             -----------
Colombia--0.3%
  Financiera Energ Nacional EMTN
    Euro 9%, '99  ..................   BBB-            440       460,350
                                                             -----------
Indonesia--0.2%
  Asia Pulp & Paper Co. Yankee
    11.75%, '05   ..................    BB             400       442,000
                                                             -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $1,312,627)  ...........................      1,353,499
                                                              -----------
MUNICIPAL BONDS--1.9%
California--0.9%
  Kern County Pension Obligation
    Taxable 7.26%, '14  ............   AAA             420       415,372
  Long Beach Pension Obligation
    Taxable 6.87%, '06  ............   AAA             230       227,838
  Orange County Pension Series A
    Taxable 7.62%, '08  ............   AAA             650       673,322
  San Bernardino County Obligation
    Revenue Taxable 6.87%, '08   ...   AAA             110       107,605
  San Bernardino County Obligation
    Revenue Taxable 6.94%, '09   ...   AAA             300       294,324
  Ventura County Pension Taxable
    6.54%, '05 .....................   AAA             260       253,947
                                                             -----------
                                                               1,972,408
                                                             -----------
Florida--0.6%
  Miami Beach Special Obligation
    Taxable 8.60%, '21  ............   AAA             875       941,868
  University of Miami Exchangeable
    Revenue Series A Taxable
    7.65%, '20 .....................   AAA             270       269,325
                                                             -----------
                                                               1,211,193
                                                             -----------
Virginia--0.4%
  Newport News Taxable Series B
    7.05%, '25 .....................   AA-           1,000       938,890
                                                             -----------
TOTAL MUNICIPAL BONDS
    (Identified cost $4,200,134)  ........................      4,122,491
                                                              -----------



                                                   SHARES
                                                  --------

COMMON STOCKS--53.4%
Aerospace & Defense--0.8%
  Sundstrand Corp.  ...........................      10,800       583,200
  United Technologies Corp.  ..................      13,500     1,120,500
                                                              -----------
                                                                1,703,700
                                                              -----------
Banks--3.1%
  Citicorp    .................................      17,500     2,109,844
  First Union Corp.    ........................       2,600       240,500
  Mellon Bank Corp.    ........................      52,000     2,346,500
  Nationsbank Corp.    ........................      32,000     2,064,000
                                                              -----------
                                                                6,760,844
                                                              -----------
Beverages--1.0%
  PepsiCo, Inc. (g)    ........................      57,500     2,159,844
                                                              -----------
Chemical--0.2%
  Monsanto Co.   ..............................      10,400       447,850
                                                              -----------
Chemical--Specialty--0.4%
  Praxair, Inc.  ..............................      14,100       789,600
                                                              -----------



                                                  SHARES      VALUE
                                                  -------- ------------
Computer Software & Services--2.1%
  Adaptec, Inc. (b)   ...........................  5,400   $  187,650
  HBO & Co.  .................................... 24,600    1,694,325
  Microsoft Corp. (b) ........................... 21,000    2,653,875
                                                           -----------
                                                            4,535,850
                                                           -----------
Conglomerates--0.9%
  Tyco International Ltd.   ..................... 27,300    1,899,056
                                                           -----------
Cosmetics & Soaps--4.4%
  Colgate-Palmolive Co. (g)    .................. 52,100    3,399,525
  Gillette Co.  ................................. 46,400    4,396,400
  Procter & Gamble Co. (g)  ..................... 12,300    1,737,375
                                                           -----------
                                                            9,533,300
                                                           -----------
Diversified Financial Services--2.2%
  American Express Co.   ........................  5,900      439,550
  Franklin Resources, Inc.  ..................... 22,200    1,610,887
  Merrill Lynch & Co., Inc. .....................  6,900      411,413
  T. Rowe Price Associates (g)    ............... 24,350    1,257,069
  Washington Mutual, Inc.   ..................... 18,400    1,099,400
                                                           -----------
                                                            4,818,319
                                                           -----------
Electrical Equipment--2.3%
  General Electric Co.   ........................ 58,800    3,844,050
  Honeywell, Inc.  .............................. 14,300    1,085,012
                                                           -----------
                                                            4,929,062
                                                           -----------
Electronics--3.8%
  Altera Corp. (b) .............................. 10,300      520,150
  Intel Corp. (g)  .............................. 26,480    3,755,195
  Perkin Elmer Corp.  ........................... 38,100    3,031,331
  Texas Instruments, Inc.   ..................... 10,000      840,625
                                                           -----------
                                                            8,147,301
                                                           -----------
Entertainment, Leisure & Gaming--0.7%
  Time Warner, Inc.   ........................... 13,000      627,250
  Walt Disney Co.  .............................. 12,500    1,003,125
                                                           -----------
                                                            1,630,375
                                                           -----------
Healthcare--Diversified--1.3%
  Bristol-Myers Squibb Co. (g)    ............... 34,400    2,786,400
                                                           -----------
Healthcare--Drugs--3.8%
  Amgen, Inc. (b)  .............................. 37,000    2,150,625
  Eli Lilly & Co. (g)    ........................  8,200      896,362
  Merck & Co., Inc.   ........................... 25,400    2,628,900
  Pfizer, Inc.  ................................. 22,300    2,664,850
                                                           -----------
                                                            8,340,737
                                                           -----------
Hospital Management & Services--0.8%
  Columbia/HCA Healthcare Corp.   ............... 45,900    1,804,444
                                                           -----------
Insurance--2.7%
  Allstate Corp.   .............................. 30,100    2,197,300
  Hartford Financial Services Group, Inc.  ...... 22,300    1,845,325
  SunAmerica, Inc. .............................. 36,000    1,755,000
                                                           -----------
                                                            5,797,625
                                                           -----------
Machinery--0.5%
  Deere & Co.   ................................. 19,500    1,070,063
                                                           -----------
Medical Products & Supplies--4.8%
  Abbott Laboratories ........................... 23,900    1,595,325
  Baxter International, Inc.   .................. 44,900    2,346,025
  Boston Scientific Corp. (b)  .................. 41,834    2,570,176
  Cardinal Health, Inc.  ........................ 28,100    1,608,725

                       See Notes to Financial Statements

                                BALANCED SERIES


                                                      SHARES      VALUE
                                                     --------- ------------
Medical Products & Supplies--continued
  Johnson & Johnson   ..............................  36,400    2,343,250
                                                               ------------
                                                               10,463,501
                                                               ------------
Natural Gas--0.3%
  Columbia Gas System, Inc. ........................   9,600      626,400
                                                               ------------
Office & Business Equipment--1.0%
  International Business Machines Corp. (g)   ......  24,400    2,200,575
                                                               ------------
Oil--0.7%
  Exxon Corp.   ....................................  24,400    1,500,600
                                                               ------------
Oil Service & Equipment--3.3%
  Camco International, Inc. ........................   7,800      427,050
  ENSCO International, Inc. (b)   ..................  20,600    1,086,650
  Halliburton Co.  .................................  20,400    1,616,700
  Noble Drilling Corp. (b)  ........................  46,200    1,042,388
  Schlumberger Ltd.   ..............................  17,200    2,150,000
  Transocean Offshore, Inc. ........................  12,300      893,287
                                                               ------------
                                                                7,216,075
                                                               ------------
Paper & Forest Products--0.6%
  Kimberly Clark Corp.   ...........................  28,400    1,412,900
                                                               ------------
Pollution Control--0.5%
  U.S. Filter Corp. (b)  ...........................  36,600      997,350
                                                               ------------
Professional Services--0.6%
  HFS, Inc. (b) ....................................  21,750    1,261,500
                                                               ------------
Publishing, Broadcasting, Printing & Cable--1.0%
  Gannett Co, Inc. .................................  11,800    1,165,250
  New York Times Co. Class A   .....................  20,800    1,029,600
                                                               ------------
                                                                2,194,850
                                                               ------------
Real Estate--0.0%
  Crescent Operating Inc. (b)  .....................   1,565       18,780
                                                               ------------
REITS--0.5%
  Crescent Real Estate Equities Co.  ...............  15,650      496,888
  Redwood Trust, Inc. ..............................  15,000      701,250
                                                               ------------
                                                                1,198,138
                                                               ------------
Retail--2.3%
  Home Depot, Inc. .................................  17,500    1,206,406
  Lowe's Companies, Inc. ...........................  26,100      968,963
  Staples, Inc. (b)   .............................. 118,100    2,745,825
                                                               ------------
                                                                4,921,194
                                                               ------------
Retail--Drugs--0.5%
  CVS Corp.  .......................................  22,100    1,132,625
                                                               ------------
Retail--Food--0.5%
  Safeway, Inc. (b)   ..............................  22,300    1,028,587
                                                               ------------
Telecommunications Equipment--2.6%
  Ascend Communications, Inc. (b) ..................  51,550    2,029,781
  Cisco Systems, Inc. (b)   ........................  16,200    1,087,425
  Lucent Technologies, Inc. ........................  23,900    1,722,294
  Motorola, Inc.   .................................   9,400      714,400
                                                               ------------
                                                                5,553,900
                                                               ------------


                                                SHARES      VALUE
                                                -------- -------------
Textile & Apparel--0.5%
  Nike, Inc. Class B   ........................   18,300   $  1,068,262
                                                          -------------
Tobacco--1.0%
  Philip Morris Companies, Inc. ...............   49,200      2,183,250
                                                          -------------
Utility--Telephone--1.7%
  Ameritech Corp.   ...........................    7,300        495,944
  Bell Atlantic Corp.  ........................   26,700      2,025,862
  LCI International, Inc. (b)   ...............    9,100        199,063
  SBC Communications, Inc.   ..................   14,600        903,375
                                                          -------------
                                                              3,624,244
                                                          -------------
TOTAL COMMON STOCKS
  (Identified cost $103,229,336) .......................    115,757,101
                                                           -------------
FOREIGN COMMON STOCKS--1.7%
Electronics--0.8%
  Philips Electronics NV ADR (Netherlands)  ...   24,100      1,732,187
                                                          -------------
Oil--0.5%
  Royal Dutch Petroleum Co. ADR NY Registered
    (Netherlands)   ...........................   20,800      1,131,000
                                                          -------------
Pollution Control--0.4%
  Philip Services Corp. (Canada) (b)  .........   56,300        893,762
                                                          -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,035,774) .........................      3,756,949
                                                          -------------
TOTAL LONG-TERM INVESTMENTS--90.0%
  (Identified cost $181,505,123) .......................    194,954,183
                                                          -------------


                                      STANDARD     PAR
                                      & POOR'S    VALUE
                                       RATING     (000)
                                      ---------- --------
SHORT-TERM OBLIGATIONS--9.8%
Commercial Paper--9.8%
  Mobil Corp. 6.25%, 7-1-97 .........   A-1+       $1,730         1,730,000
  Shell Oil Co. 6.15%, 7-1-97  ......   A-1+        4,495         4,495,000
  Preferred Receivables Funding Corp.
    5.60%, 7-2-97  ..................   A-1           202           201,969
  Donnelley (R.R.) & Sons Co. 5.52%,
    7-7-97   ........................   A-1         3,185         3,182,070
  Asset Securitization Corp. 5.60%,
    7-10-97  ........................   A-1+        2,000         1,997,200
  Dupont (E.I.) de Nemours 5.55%,
    7-14-97  ........................   A-1+          275           274,449
  Private Export Funding Corp. 5.57%
    7-14-97  ........................   A-1+        1,655         1,651,403
  Receivable Capital Corp 5.57%,
    7-15-97  ........................   A-1+        1,030         1,027,769
  Private Export Funding Corp. 5.61%,
    7-28-97  ........................   A-1+        2,520         2,509,127
  Receivable Capital Corp. 5.62%,
    8-8-97   ........................   A-1+        2,500         2,485,169
  Beta Finance Corp. 5.60%, 9-12-97     A-1+        1,000           988,590
  Beta Finance Corp. 5.65%, 10-27-97    A-1+          750           736,192
                                                           -----------------
                                                                 21,278,938
                                                           -----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $21,279,449) ........................         21,278,938
                                                           -----------------
TOTAL INVESTMENTS--99.8%
  (Identified cost $202,784,572)........................        216,233,121(a)
  Cash and receivables, less liabilities--0.2% .........            490,797
                                                           -----------------
NET ASSETS--100.0%  ....................................   $    216,723,918
                                                           =================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,082,947 and gross depreciation of $2,664,229 for income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $202,814,403.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to a value of $1,147,989 or 0.5% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.
(g) Segregated as collateral.

                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)


Assets
Investment securities at value (Identified cost $202,784,572) ..................... $216,233,121
Cash    ...........................................................................      107,633
Receivables
 Interest and dividends   .........................................................      993,785
 Investment securities sold  ......................................................      212,884
                                                                                    -------------
  Total assets   ..................................................................  217,547,423
                                                                                    -------------
Liabilities
Payables
 Fund shares repurchased  .........................................................      329,503
 Investment securities purchased   ................................................      194,236
 Options written, at value (Premiums received $120,536) ...........................      122,288
 Investment advisory fee  .........................................................       97,389
 Financial agent fee   ............................................................       10,624
 Trustees' fee   ..................................................................        3,143
 Accrued expenses   ...............................................................       66,322
                                                                                    -------------
  Total liabilities    ............................................................      823,505
                                                                                    -------------
Net Assets    ..................................................................... $216,723,918
                                                                                    =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest    .............................. $189,227,746
 Undistributed net investment income  .............................................       35,278
 Accumulated net realized gain  ...................................................   14,014,097
 Net unrealized appreciation    ...................................................   13,446,797
                                                                                    -------------
Net Assets    ..................................................................... $216,723,918
                                                                                    =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization      17,130,094
                                                                                    =============
Net asset value and offering price per share   ....................................       $12.65
                                                                                    =============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)


Investment Income
 Interest  ...............................................................    $ 3,294,909
 Dividends    ............................................................        662,660
                                                                              -----------
  Total investment income    .............................................      3,957,569
                                                                              -----------
Expenses
 Investment advisory fee  ................................................        568,120
 Financial agent fee   ...................................................         61,977
 Printing  ...............................................................         23,956
 Custodian    ............................................................         17,610
 Professional    .........................................................         16,100
 Trustees  ...............................................................         13,106
 Miscellaneous   .........................................................          7,604
                                                                              -----------
  Total expenses    ......................................................        708,473
                                                                              -----------
Net investment income  ...................................................      3,249,096
                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities   .......................................     14,191,285
 Net realized gain on written options    .................................          5,202
 Net realized gain on foreign currency and foreign currency transactions            6,754
 Net change in unrealized appreciation (depreciation) on investments   ...      2,065,168
 Net change in unrealized appreciation (depreciation) on written options           (1,752)
                                                                              -----------
Net gain on investments   ................................................     16,266,657
                                                                              -----------
Net increase in net assets resulting from operations    ..................    $19,515,753
                                                                              ===========


                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                   Six Months
                                                                                     Ended
                                                                                  June 30, 1997       Year Ended
                                                                                  (Unaudited)       December 31, 1996
                                                                                  ---------------   ------------------
From Operations
 Net investment income   ......................................................   $  3,249,096        $   5,806,775
 Net realized gain    .........................................................     14,203,241           16,867,817
 Net change in unrealized appreciation (depreciation)  ........................      2,063,416           (2,671,304)
                                                                                  -------------       -------------
 Net increase in net assets resulting from operations  ........................     19,515,753           20,003,288
                                                                                  -------------       -------------
From Distributions to Shareholders
 Net investment income   ......................................................     (3,565,032)          (5,536,811)
 Net realized gains   .........................................................     (5,977,747)         (18,064,626)
                                                                                  -------------       -------------
 Decrease in net assets from distributions to shareholders   ..................     (9,542,779)         (23,601,437)
                                                                                  -------------       -------------
From Share Transactions
 Proceeds from sales of shares (1,200,311 and 2,805,856 shares, respectively)       14,948,263           34,642,833
 Net asset value of shares issued from reinvestment of distributions
  (759,231 and 1,949,091 shares, respectively)   ..............................      9,542,779           23,601,437
 Cost of shares repurchased (1,771,298 and 3,529,372 shares, respectively)  ...    (22,025,330)         (43,662,808)
                                                                                  -------------       -------------
 Increase in net assets from share transactions  ..............................      2,465,712           14,581,462
                                                                                  -------------       -------------
 Net increase in net assets    ................................................     12,438,686           10,983,313
Net Assets
 Beginning of period  .........................................................    204,285,232          193,301,919
                                                                                  -------------       -------------
 End of period (including undistributed net investment income of $35,278
  and $351,214, respectively)  ................................................   $216,723,918        $ 204,285,232
                                                                                  =============       =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                    Six Months
                                                       Ended
                                                      6/30/97
                                                    (Unaudited)
                                                  ----------------
Net asset value, beginning of period    .........  $    12.06
Income from investment operations
 Net investment income   ........................        0.20
 Net realized and unrealized gain (loss)   ......        0.97
                                                   ----------
  Total from investment operations   ............        1.17
                                                   ----------
Less distributions
 Dividends from net investment income   .........       (0.22)
 Dividends from net realized gains   ............       (0.36)
                                                   ----------
  Total distributions    ........................       (0.58)
                                                   ----------
Change in net asset value   .....................        0.59
                                                   ----------
Net asset value, end of period    ...............  $    12.65
                                                   ==========
Total return    .................................        9.77%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)   .........  $  216,724
Ratio to average net assets of:
 Operating expenses   ...........................        0.69%(1)
 Net investment income   ........................        3.15%(1)
Portfolio turnover rate  ........................          87%(5)
Average commission rate paid(6)   ...............  $   0.0548



                                                                                                                     From Inception
                                                                         Year Ended December 31,                       5/1/92 to
                                                     1996          1995              1994                1993           12/31/92
                                                  ------------ -------------- ------------------  -----------------  --------------
Net asset value, beginning of period    .........  $  12.30    $    10.53     $     11.31         $     10.77        $    10.00
Income from investment operations
 Net investment income   ........................      0.36          0.40(3)         0.38(2)(3)          0.32(2)(3)        0.19(3)
 Net realized and unrealized gain (loss)   ......      0.89          2.02           (0.70)               0.60              0.77
                                                   --------    ----------     -----------         -----------        ----------
  Total from investment operations   ............      1.25          2.42           (0.32)               0.92              0.96
                                                   --------    ----------     -----------         -----------        ----------
Less distributions
 Dividends from net investment income   .........     (0.35)        (0.40)          (0.36)              (0.32)            (0.19)
 Dividends from net realized gains   ............     (1.14)        (0.25)          (0.10)              (0.06)               --
                                                   --------    ----------     -----------         -----------        ----------
  Total distributions    ........................     (1.49)        (0.65)          (0.46)              (0.38)            (0.19)
                                                   --------    ----------     -----------         -----------        ----------
Change in net asset value   .....................     (0.24)         1.77           (0.78)               0.54              0.77
                                                   --------    ----------     -----------         -----------        ----------
Net asset value, end of period    ...............  $  12.06    $    12.30     $     10.53         $     11.31        $    10.77
                                                   ========    ==========     ===========         ===========        ==========
Total return    .................................     10.56%        23.28%          (2.80)%              8.57%             9.72%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)   .........  $204,285    $  193,302     $   161,105         $   158,144        $   54,467
Ratio to average net assets of:
 Operating expenses   ...........................      0.68%         0.65%(4)        0.69%               0.70%             0.50%(1)
 Net investment income   ........................      2.93%         3.44%           3.44%               3.16%             3.59%(1)
Portfolio turnover rate  ........................       229%          223%            171%                161%              110%(1)
Average commission rate paid(6)   ...............  $ 0.0641        N/A              N/A                 N/A              N/A



(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Not annualized
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                               REAL ESTATE SERIES

INVESTMENT REVIEW

     For the six months ended June 30, 1997, the Fund generated a total return of 7.43%, outperforming the NAREIT Equity Total Return Index* return of 5.73%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Our investment strategy is to emphasize market sectors with strong underlying fundamentals and prospects for growth in excess of market averages as well as sectors that are significantly undervalued on a risk-adjusted basis. Over the past six months, the Fund benefited from its significant overweighting in hotels and apartments. While performance was somewhat tempered by a low allocation to mall REITs, which generated very strong results, our investments in the strip-retail REIT sector contributed positively to the Fund's return.

     Real estate securities experienced a minor correction during the first four months of 1997, then recovered slightly over the last two months. REIT performance was impacted by several factors. First, there was a tremendous volume of capital-raising activity, which put downward pressure on prices. In addition, a significant rise in interest rates resulted in dividend yields that, other than for two brief periods in 1991 and 1994, were below 10-year Treasury yields for the first time since 1989. On a weighted-average basis, REIT total return dropped 2.06% from year-end through April, and then experienced a modest recovery in May and June. The recovery was, in part, supported by very strong operational performance. First-quarter growth in funds from operation (FFO) was well above industry analyst expectations, and second-quarter results are also expected to be better than projected.


OUTLOOK

     The outlook for REITs for the remainder of 1997 remains very strong for a number of reasons. First, the underlying real estate market continues to evidence stability, with construction levels in most markets trailing expected demand growth. Second, funds from operations multiples--comparable to a P/E ratio for non-REITs--are in line with historic levels and well below the broader market P/E ratios. Third, dividend yields, albeit below pre-1996 levels, are higher than at year-end 1996 and provide a very attractive benefit relative to the broader market. As of June 30, 1997, the average dividend yield for REITs was 6.06% compared with a yield of only 1.87% for the S&P 500 Index. Finally, both individual and institutional investor demand is expected to continue to expand. We intend to maintain the Fund's emphasis on mixed office/industrial and hotel REITs, which we believe have good upside potential, and remain underweighted in the retail sector.

















* The NAREIT Equity Total Return Index is a market-weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

                              REAL ESTATE SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)



                                               SHARES        VALUE
                                               ---------   ------------
COMMON STOCKS--97.5%
REAL ESTATE INVESTMENT TRUSTS--89.2%
COMMERCIAL--28.6%
Office/Industrial--23.1%
  Beacon Properties Corp.    ...............      24,300     $   811,012
  Cali Realty Corp.    .....................      15,200         516,800
  CarrAmerica Realty Corp.   ...............      26,400         759,000
  Duke Realty Investments, Inc.    .........      38,300       1,551,150
  Highwoods Properties, Inc.    ............      59,900       1,916,800
  Kilroy Realty Corp.  .....................      15,200         383,800
  Reckson Associates Realty Corp.  .........      17,200         395,600
  Spieker Properties, Inc.   ...............      49,900       1,755,856
  Weeks Corp.    ...........................      28,900         903,125
                                                            ------------
                                                               8,993,143
                                                            ------------
Storage--5.5%
  Public Storage, Inc.    ..................      29,800         871,650
  Shurgard Storage Centers, Inc. Class A  ..      14,000         392,000
  Storage USA, Inc.    .....................      22,900         875,925
                                                            ------------
                                                               2,139,575
                                                            ------------
TOTAL COMMERCIAL  .......................................     11,132,718
                                                            ------------
HEALTH CARE--3.2%
  Health Care Property Investors, Inc.   ...       5,750         202,688
  Nationwide Health Properties, Inc.  ......      47,900       1,053,800
                                                            ------------
                                                               1,256,488
                                                            ------------
HOTELS--12.9%
  FelCor Suite Hotels, Inc.  ...............      35,500       1,322,375
  Patriot American Hospitality, Inc.  ......      91,800       2,340,900
  Starwood Lodging Trust  ..................      32,100       1,370,269
                                                            ------------
                                                               5,033,544
                                                            ------------
RESIDENTIAL--28.7%
Apartments--24.8%
  Avalon Properties, Inc.    ...............      26,500         758,563
  Bay Apartment Communities, Inc.  .........      29,900       1,106,300
  Camden Property Trust   ..................      26,100         825,412
  Columbus Realty Trust   ..................      20,200         459,550
  Equity Residential Properties Trust    ...      24,600       1,168,500
  Evans Withycombe Residential, Inc.  ......      33,900         703,425
  Irvine Apartment Communities, Inc.  ......      33,500         984,062
  Merry Land & Investment Co.   ............      33,400         724,363
  Oasis Residential, Inc.    ...............      32,100         754,350
  Post Properties, Inc.   ..................      27,100       1,099,244
  United Dominion Realty Trust  ............      76,400       1,083,925
                                                            ------------
                                                               9,667,694
                                                            ------------
Manufactured Homes--3.9%
  Manufactured Home Communities, Inc.   ....      33,800         779,513
  Sun Communities, Inc.   ..................      21,300         714,881
                                                            ------------
                                                               1,494,394
                                                            ------------
TOTAL RESIDENTIAL    ....................................     11,162,088
                                                            ------------


                                               SHARES        VALUE
                                               ---------   ------------
RETAIL--15.8%
Community/Neighborhood--7.3%
  Developers Diversified Realty Corp.    ...      18,000     $   720,000
  Federal Realty Investment Trust  .........      24,800         669,600
  Regency Realty Corp.    ..................      12,000         327,000
  Vornado Realty Trust    ..................      15,700       1,132,362
                                                            ------------
                                                               2,848,962
                                                            ------------
Factory Outlet--2.2%
  Chelsea G.C.A. Realty, Inc.   ............      22,600         858,800
                                                            ------------
Regional Malls--6.3%
  Simon DeBartolo Group, Inc.   ............      17,796         569,472
  Taubman Centers, Inc.   ..................      77,100       1,021,575
  The Macerich Company    ..................      30,300         840,825
                                                            ------------
                                                               2,431,872
                                                            ------------
TOTAL RETAIL  ..........................................       6,139,634
                                                            ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $29,621,772) ........................      34,724,472
                                                            ------------
REAL ESTATE OPERATING COMPANIES--8.3%
Hotels--7.4%
  CapStar Hotel Co. (b)   ..................      33,700       1,078,400
  Host Marriott Corp. (b)    ...............     100,600       1,791,938
                                                            ------------
                                                               2,870,338
                                                            ------------
Regional Malls--0.9%
  Rouse Co.   ..............................      12,500         368,750
                                                            ------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $2,581,365)  ........................       3,239,088
                                                            ------------
TOTAL COMMON STOCKS
  (Identified cost $32,203,137) ........................      37,963,560
                                                            ------------


                                  STANDARD     PAR
                                  & POOR'S    VALUE
                                   RATING     (000)
                                  ----------  -------
SHORT-TERM OBLIGATIONS--2.0%
Commercial Paper--2.0%
  Anheuser-Busch Cos., Inc. 6%,
    7-1-97  .....................   A-1+      $790               790,000
                                                         ----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $790,000) ........................            790,000
                                                         ----------------
TOTAL INVESTMENTS--99.5%
  (Identified cost $32,993,137) .....................         38,753,560(a)
  Cash and receivables, less liabilities--0.5%    ...            178,413
                                                         ----------------
NET ASSETS--100.0%  .................................    $    38,931,973
                                                         ================

(a) Federal Income Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,994,643 and gross depreciation of $234,220 for income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $32,993,137.
(b) Non-income producing.

                       See Notes to Financial Statements

                               REAL ESTATE SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)


Assets
Investment securities at value (Identified cost $32,993,137)   ..................   $38,753,560
Cash  ...........................................................................         3,281
Receivables
 Dividends  .....................................................................       176,912
 Fund shares sold    ............................................................        55,698
                                                                                    ------------
  Total assets    ...............................................................    38,989,451
                                                                                    ------------
Liabilities
Payables
 Investment advisory fee   ......................................................        16,534
 Trustees' fee    ...............................................................         3,105
 Financial agent fee    .........................................................         1,858
 Accrued expenses    ............................................................        35,981
                                                                                    ------------
  Total liabilities  ............................................................        57,478
                                                                                    ------------
Net Assets  .....................................................................   $38,931,973
                                                                                    ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest  ..............................   $32,597,041
 Undistributed net investment income   ..........................................       275,996
 Accumulated net realized gain   ................................................       298,513
 Net unrealized appreciation  ...................................................     5,760,423
                                                                                    ------------
Net Assets  .....................................................................   $38,931,973
                                                                                    ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization      2,569,062
                                                                                    ============
Net asset value and offering price per share    .................................        $15.15
                                                                                    ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)


Investment Income
 Dividends   .........................................................    $  828,326
 Interest    .........................................................        23,930
                                                                          ----------
  Total investment income   ..........................................       852,256
                                                                          ----------
Expenses
 Investment advisory fee    ..........................................       117,394
 Financial agent fee  ................................................         9,392
 Printing    .........................................................        10,470
 Professional   ......................................................         9,988
 Trustees    .........................................................         9,457
 Custodian   .........................................................         7,358
 Miscellaneous  ......................................................         3,110
                                                                          ----------
  Total expenses   ...................................................       167,169
  Less expenses borne by investment adviser   ........................       (10,644)
                                                                          ----------
  Net expenses  ......................................................       156,525
                                                                          ----------
Net investment income    .............................................       695,731
                                                                          ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities  ....................................       299,685
 Net change in unrealized appreciation (depreciation) on investments       1,345,216
                                                                          ----------
Net gain on investments  .............................................     1,644,901
                                                                          ----------
Net increase in net assets resulting from operations   ...............    $2,340,632
                                                                          ==========


                       See Notes to Financial Statements

                               REAL ESTATE SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                         Six Months
                                                                                            Ended
                                                                                        June 30, 1997      Year Ended
                                                                                         (Unaudited)    December 31, 1996
                                                                                       ---------------- ------------------
From Operations
 Net investment income    ............................................................  $     695,731     $    538,337
 Net realized gain  ..................................................................        299,685          357,371
 Net change in unrealized appreciation (depreciation)   ..............................      1,345,216        3,569,257
                                                                                        -------------     ------------
 Net increase in net assets resulting from operations   ..............................      2,340,632        4,464,965
                                                                                        -------------     ------------
From Distributions to Shareholders
 Net investment income    ............................................................       (428,477)        (529,595)
 Net realized gains    ...............................................................       (124,358)        (234,185)
                                                                                        -------------     ------------
 Decrease in net assets from distributions to shareholders    ........................       (552,835)        (763,780)
                                                                                        -------------     ------------
From Share Transactions
 Proceeds from sales of shares (1,681,265 and 1,121,196 shares, respectively)   ......     24,605,605       14,117,141
 Net asset value of shares issued from reinvestment of distributions
  (36,890 and 59,531 shares, respectively)  ..........................................        552,835          763,780
 Cost of shares repurchased (734,737 and 342,758 shares, respectively)    ............    (10,724,024)      (4,344,888)
                                                                                        -------------     ------------
 Increase in net assets from share transactions   ....................................     14,434,416       10,536,033
                                                                                        -------------     ------------
 Net increase in net assets  .........................................................     16,222,213       14,237,218
Net Assets
 Beginning of period   ...............................................................     22,709,760        8,472,542
                                                                                        -------------     ------------
 End of period (including undistributed net investment income of $275,996 and $8,742,
  respectively)  .....................................................................  $  38,931,973     $ 22,709,760
                                                                                        =============     ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                 Six Months
                                                    Ended            Year          From Inception
                                                   6/30/97           Ended          5/1/95 to
                                                 (Unaudited)       12/31/96          12/31/95
                                                 --------------   --------------   ---------------
Net asset value, beginning of period    ......   $   14.32         $  11.33        $    10.00
Income from investment operations
 Net investment income   .....................        0.28(3)          0.50(3)           0.33(3)
 Net realized and unrealized gain    .........        0.78             3.14              1.42
                                                 ---------         ---------       ----------
  Total from investment operations   .........        1.06             3.64              1.75
                                                 ---------         ---------       ----------
Less distributions
 Dividends from net investment income   ......       (0.18)           (0.50)            (0.33)
 Dividends from net realized gains   .........       (0.05)           (0.15)            (0.06)
 Tax return of capital   .....................          --               --             (0.03)
                                                 ---------         ---------       ----------
  Total distributions    .....................       (0.23)           (0.65)            (0.42)
                                                 ---------         ---------       ----------
Change in net asset value   ..................        0.83             2.99              1.33
                                                 ---------         ---------       ----------
Net asset value, end of period    ............   $   15.15         $  14.32        $    11.33
                                                 =========         =========       ==========
Total return    ..............................        7.43%(2)        33.09%            17.79%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)   ......   $  38,932         $ 22,710        $    8,473
Ratio to average net assets of:
 Operating expenses   ........................        1.00%(1)         1.00%             1.00%(1)
 Net investment income   .....................        4.44%(1)         4.36%             4.80%(1)
Portfolio turnover rate  .....................           6%(2)           21%               10%(2)
Average commission rate paid(4)   ............   $  0.0482         $ 0.0468            N/A

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.005, $0.05 and $0.07 per share, respectively.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

INVESTMENT REVIEW

     The Phoenix Edge Strategic Theme Series returned 6.85% for the six months ended June 30, 1997, compared with 12.99% for the S&P MidCap 400 Index and 20.53% for the S&P 500 Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Over reasonably long time frames, small and mid-cap companies are generally able to achieve more rapid growth in sales and net income than larger, well-established companies. We believe that above-average growth leads to above-average stock market performance over time. The S&P MidCap 400 Index is an unmanaged index of companies with characteristics that are more representative of those the Fund favors than is the S&P 500 Index. As a result, the Fund's benchmark has been changed from the S&P 500 Index to the S&P MidCap 400 Index.*

     Over the past six months, the Fund has focused on the small and mid-cap arenas which offer more opportunities for thematic investing, higher earnings growth rates and more attractive valuations compared to large-cap stocks. It is difficult to find emerging themes in the large-cap area because larger, well-established companies tend to be associated with mature industries. Yet, large-cap stocks dominated the market, which limited Fund performance. Positive contributors included our financial services, health-care, telecommunications and REIT holdings as well as our defensive use of cash during the February-April sell-off.

     We continue to focus on themes with positive dynamics. Our Deregulating Financial Services theme represents banks, insurance companies and brokerages, which we believe will continue to witness above-average earnings growth and benefit from continued industry consolidation. Energy Technology is profiting from the recovery of the oil sector. This theme represents companies that provide productivity-enhancing solutions to exploration and production companies. Next Generation Semiconductors is benefiting from strong growth in the global PC market, cellular phones and new consumer products. 21st Century Medicine continues to be an attractive theme due to remarkable advances in gene-mapping, biotechnology and non-invasive surgical techniques. The Bandwidth Bottleneck theme represents companies capitalizing on network infrastructure spending by the telecommunications industry.


OUTLOOK

     Looking forward, we believe our key investment themes will serve us well in this environment. We have also included a strategic component to the Fund's overall approach which gives us flexibility to use larger cap stocks when we feel they will be strong performers. We expect the performance disparity between small, mid and large-cap stocks will close as investors realize that small and mid-cap stocks offer comparatively higher growth rates and lower valuations. Finally, as the economy slows, growth stocks should become more attractive and return to favor. As of June 30, the Fund's asset allocation mix was 83% equities and 17% cash equivalents.


[PIE CHART]

21st Century Medicine                   18.3%
Bandwidth Bottleneck                    11.8%
Special Situations                       8.8%
Energy Technology                        8.2%
Next Generation Semiconductors           4.6%
Wireless Wave                            4.1%
Global Consumer                          3.4%
Retail Revival                           2.9%
Short-term Obligations and Cash         17.5%
Deregulating Financial Services         20.4%

[END OF PIE CHART]


* The S&P MidCap 400 Index is an unmanaged, commonly used measure of mid-cap stock total return performance. The S&P 500 Index is an unmanaged, commonly used measure of large-cap stock total return performance.

                            STRATEGIC THEME SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)


                                                  SHARES       VALUE
                                                  --------   -------------
COMMON STOCKS--76.5%
Banks--Money Center--1.0%
  BankAmerica Corp. ...........................      6,000     $   387,375
                                                              ------------
Banks--Southeast--1.0%
  First American Corp.    .....................     10,000         383,750
                                                              ------------
Commercial Services--Security/Safety--1.0%
  Corrections Corporation of America (b)    ...     10,000         397,500
                                                              ------------
Computer--Mini/Micro--1.2%
  Dell Computer Corp. (b)(c)    ...............      4,000         469,750
                                                              ------------
Computer--Services--2.7%
  America Online, Inc. (b)   ..................     19,000       1,056,875
                                                              ------------
Computer--Software--1.2%
  Compuware Corp. (b)  ........................      9,500         453,625
                                                              ------------
Cosmetics/Personal Care--4.2%
  Avon Products, Inc.  ........................      8,000         564,500
  Gillette Co.   ..............................      8,000         758,000
  Weider Nutrition International, Inc.   ......     20,000         317,500
                                                              ------------
                                                                 1,640,000
                                                              ------------
Diversified Operations--2.0%
  Corning, Inc.  ..............................     14,000         778,750
                                                              ------------
Electric--Semiconductor Equipment--4.6%
  Applied Materials, Inc. (b)   ...............     13,500         955,969
  Teradyne, Inc. (b)   ........................     21,000         824,250
                                                              ------------
                                                                 1,780,219
                                                              ------------
Electric--Semiconductor Manufacturers--1.0%
  Motorola, Inc. ..............................      5,000         380,000
                                                              ------------
Finance--Investment Bankers--1.9%
  Merrill Lynch & Co., Inc.  ..................      6,000         357,750
  Salomon, Inc.  ..............................      7,000         389,375
                                                              ------------
                                                                   747,125
                                                              ------------
Finance--Investment Management--0.9%
  T. Rowe Price Associates   ..................      7,000         361,375
                                                              ------------
Financial Services--Miscellaneous--4.0%
  American Express Co.    .....................     11,000         819,500
  SunAmerica, Inc.  ...........................     15,000         731,250
                                                              ------------
                                                                 1,550,750
                                                              ------------
Insurance--Diversified--2.3%
  Travelers Group, Inc.   .....................     14,000         882,875
                                                              ------------
Insurance--Life--5.1%
  Hartford Life, Inc. Class A (b)  ............     22,000         825,000
  Lincoln National Corp.  .....................      6,000         386,250
  Protective Life Corp.   .....................      8,000         402,000
  Torchmark Corp.   ...........................      5,000         356,250
                                                              ------------
                                                                 1,969,500
                                                              ------------
Insurance--Property/Casualty/Title--3.8%
  Allstate Corp.    ...........................     10,000         730,000
  American International Group, Inc.  .........      5,000         746,875
                                                              ------------
                                                                 1,476,875
                                                              ------------
Medical--Drug/Diversified--3.7%
  Bristol-Myers Squibb Co.   ..................     10,000         810,000
  Warner-Lambert Co.   ........................      5,000         621,250
                                                              ------------
                                                                 1,431,250
                                                              ------------


                                                  SHARES       VALUE
                                                  --------   -------------
Medical--Ethical Drugs--5.8%
  Eli Lilly & Co.   ...........................      6,000     $   655,875
  Pfizer, Inc.   ..............................      7,000         836,500
  Schering-Plough Corp.   .....................     16,000         766,000
                                                              ------------
                                                                 2,258,375
                                                              ------------
Medical--Instruments--4.7%
  Medtronic, Inc.   ...........................     14,000       1,134,000
  Spine-Tech, Inc. (b)    .....................     19,000         705,375
                                                              ------------
                                                                 1,839,375
                                                              ------------
Medical--Products--0.7%
  Guidant Corp.  ..............................      3,000         255,000
                                                              ------------
Oil & Gas--Drilling--1.2%
  Diamond Offshore Drilling (b)    ............      6,000         468,750
                                                              ------------
Oil & Gas--Machinery/Equipment--7.0%
  Cooper Cameron Corp. (b)   ..................     28,000       1,309,000
  Smith International, Inc. (b)    ............     11,000         668,250
  Varco International, Inc. (b)    ............     22,300         719,175
                                                              ------------
                                                                 2,696,425
                                                              ------------
Retail--Major Discount Chains--0.9%
  Costco Companies, Inc. (b)    ...............     11,000         361,625
                                                              ------------
Retail/Wholesale--Building Products--2.0%
  Home Depot, Inc.  ...........................     11,000         758,312
                                                              ------------
Telecommunications--Equipment--10.9%
  Brightpoint, Inc. (b)   .....................     12,000         390,750
  Ciena Corp. (b)   ...........................     25,000       1,178,125
  Lucent Technologies, Inc.  ..................     11,000         792,688
  Newbridge Networks Corp. (b)  ...............     18,000         783,000
  Tellabs, Inc. (b)    ........................     19,000       1,061,625
                                                              ------------
                                                                 4,206,188
                                                              ------------
Transportation--Trucks--1.7%
  CNF Transportation, Inc.   ..................     20,000         645,000
                                                              ------------
TOTAL COMMON STOCKS
  (Identified cost $25,890,450) ..........................      29,636,644
                                                              ------------
FOREIGN COMMON STOCKS--6.0%
Banks--0.4%
  Uniao de Bancos Brasileiros SA GDR (Brazil)
    (b)    ....................................      4,000         148,500
                                                              ------------
Medical--Biomed/Genetics--2.4%
  Qiagen NV (Netherlands) (b)   ...............     19,000         915,562
                                                              ------------
Medical--Ethical Drugs--1.0%
  Teva Pharmaceutical Industries, Ltd.
    Sponsored ADR (Israel)   ..................      6,000         388,500
                                                              ------------
Telecommunications--Equipment--2.1%
  Northern Telecom Ltd. (Canada)   ............      4,000         364,000
  Oy Nokia Corp. Sponsored ADR (Finland)    ...      6,000         442,500
                                                              ------------
                                                                   806,500
                                                              ------------
Transportation--Airlines--0.1%
  Ryanair Holdings PLC Sponsored ADR
    (Ireland) (b)   ...........................      2,000          54,250
                                                              ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,076,890)  ..........................       2,313,312
                                                              ------------
TOTAL LONG-TERM INVESTMENTS--82.5%
  (Identified cost $27,967,340) ..........................      31,949,956
                                                              ------------



                       See Notes to Financial Statements

                            STRATEGIC THEME SERIES


                                     STANDARD     PAR
                                     & POOR'S    VALUE
                                      RATING     (000)           VALUE
                                     ----------  --------  --------------------
SHORT-TERM OBLIGATIONS--18.1%
Commercial Paper--18.1%
  Cargill, Inc. 6.05%, 7-1-97 ......   A-1+        $1,610    $    1,610,000
  Preferred Receivables Funding
    Corp. 5.60%, 7-2-97 ............   A-1          1,510         1,509,765
  AT&T Corp. 5.58%, 7-8-97    ......   A-1+         1,000           998,915
  Exxon Imperial U.S., Inc. 5.55%,
    7-15-97    .....................   A-1+         1,000           997,842
  Goldman Sachs & Co. 5.57%,
    7-15-97    .....................   A-1+           745           743,386
  General Electric Co. 5.60%,
    7-17-97    .....................   A-1+         1,135         1,132,175
                                                             ----------------
                                                                  6,992,083
                                                             ----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $6,992,083)   ........................         6,992,083
                                                             ----------------
TOTAL INVESTMENTS--100.6%
 (Identified cost $34,959,423)   ........................        38,942,039(a)
  Cash and receivables, less liabilities--(0.6%)   ......          (235,621)
                                                             ----------------
NET ASSETS--100.0%   ....................................    $   38,706,418
                                                             ================














(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,997,932 and gross depreciation of $15,316 for income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $34,959,423.
(b) Non-income producing.
(c) Segregated as collateral.

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)


Assets
Investment securities at value (Identified cost $34,959,423)   ..................   $38,942,039
Cash  ...........................................................................         2,068
Receivables
 Investment securities sold   ...................................................       100,557
 Fund shares sold    ............................................................        35,327
 Interest and dividends    ......................................................         6,570
                                                                                    ------------
  Total assets    ...............................................................    39,086,561
                                                                                    ------------
Liabilities
Payables
 Investment securities purchased    .............................................       250,689
 Options written, at value (Premiums received $33,879)   ........................        55,000
 Investment advisory fee   ......................................................        21,041
 Trustees' fee    ...............................................................         3,316
 Financial agent fee    .........................................................         1,856
 Accrued expenses    ............................................................        48,241
                                                                                    ------------
  Total liabilities  ............................................................       380,143
                                                                                    ------------
Net Assets  .....................................................................   $38,706,418
                                                                                    ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest  ..............................   $35,452,850
 Undistributed net investment income   ..........................................        34,910
 Accumulated net realized loss   ................................................      (742,837)
 Net unrealized appreciation  ...................................................     3,961,495
                                                                                    ------------
Net Assets  .....................................................................   $38,706,418
                                                                                    ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization      3,306,693
                                                                                    ============
Net asset value and offering price per share    .................................        $11.71
                                                                                    ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)

Investment Income
 Interest  ...............................................................    $  192,685
 Dividends    ............................................................        83,591
                                                                              ----------
  Total investment income    .............................................       276,276
                                                                              ----------
Expenses
 Investment advisory fee  ................................................       122,331
 Financial agent fee   ...................................................         9,787
 Printing  ...............................................................        13,694
 Custodian    ............................................................        13,302
 Trustees  ...............................................................        10,131
 Professional    .........................................................         9,200
 Miscellaneous   .........................................................         5,066
                                                                              ----------
  Total expenses    ......................................................       183,511
  Less expense borne by investment adviser  ..............................       (20,402)
                                                                              ----------
  Net expenses   .........................................................       163,109
                                                                              ----------
Net investment income  ...................................................       113,167
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized loss on securities   .......................................      (304,703)
 Net change in unrealized appreciation (depreciation) on investments   ...     2,461,480
 Net change in unrealized appreciation (depreciation) on written options         (21,121)
                                                                              ----------
Net gain on investments   ................................................     2,135,656
                                                                              ----------
Net increase in net assets resulting from operations    ..................    $2,248,823
                                                                              ==========


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            Six Months
                                                                                               Ended        From Inception
                                                                                           June 30, 1997   January 29, 1996
                                                                                            (Unaudited)    December 31, 1996
                                                                                           --------------- ------------------
From Operations
 Net investment income  ..................................................................  $    113,167    $       94,091
 Net realized loss   .....................................................................      (304,703)         (438,134)
 Net change in unrealized appreciation (depreciation)    .................................     2,440,359         1,521,136
                                                                                            ------------    --------------
 Net increase in net assets resulting from operations    .................................     2,248,823         1,177,093
                                                                                            ------------    --------------
From Distributions to Shareholders
 Net investment income  ..................................................................       (78,257)          (94,091)
 Tax return of capital  ..................................................................            --           (21,960)
                                                                                            ------------    --------------
 Decrease in net assets from distributions to shareholders  ..............................       (78,257)         (116,051)
                                                                                            ------------    --------------
From Share Transactions
 Proceeds from sales of shares (1,281,362 and 3,425,481 shares, respectively)    .........    14,357,970        36,431,726
 Net asset value of shares issued from reinvestment of distributions (7,140 and 10,456 shares,
  respectively)   ........................................................................        79,597           116,051
 Cost of shares repurchased (347,302 and 1,070,444 shares, respectively)   ...............    (3,873,724)      (11,636,810)
                                                                                            ------------    --------------
 Increase in net assets from share transactions    .......................................    10,563,843        24,910,967
                                                                                            ------------    --------------
 Net increase in net assets   ............................................................    12,734,409        25,972,009
Net Assets
 Beginning of period    ..................................................................    25,972,009                 0
                                                                                            ------------    --------------
 End of period (including undistributed net investment income of $34,910 and $0,
 respectively)    ........................................................................  $ 38,706,418    $   25,972,009
                                                                                            ============    ==============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                 Six Months
                                                    Ended         From Inception
                                                   6/30/97         1/29/96 to
                                                 (Unaudited)        12/31/96
                                                 --------------   ---------------
Net asset value, beginning of period    ......   $   10.98        $    10.00
Income from investment operations
 Net investment income   .....................        0.04(2)           0.04(2)
 Net realized and unrealized gain    .........        0.72              0.99
                                                 ---------        ----------
  Total from investment operations   .........        0.76              1.03
                                                 ---------        ----------
Less distributions
 Dividends from net investment income   ......       (0.03)            (0.04)
 Tax return of capital   .....................          --             (0.01)
                                                 ---------        ----------
  Total distributions    .....................       (0.03)            (0.05)
                                                 ---------        ----------
Change in net asset value   ..................        0.73              0.98
                                                 ---------        ----------
Net asset value, end of period    ............   $   11.71        $    10.98
                                                 =========        ==========
Total return    ..............................        6.85%(3)         10.33%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)   ......   $  38,706        $   25,972
Ratio to average net assets of:
 Operating expenses   ........................        1.00%(1)          1.00%(1)
 Net investment income   .....................        0.69%(1)          0.64%(1)
Portfolio turnover rate  .....................         336%(3)           391%(3)
Average commission rate paid(4)   ............   $  0.0589        $   0.0587

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.01 and $0.02 per share, respectively.
(3) Not annualized
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

INVESTMENT REVIEW

     For the last six months, the Edge Aberdeen New Asia Series returned 1.62%. During this same period, its benchmark, the Morgan Stanley Capital International AC Asia Pacific ex Japan Index,* returned 3.07%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Our underperformance can be attributed primarily to our underweighting in Taiwan and our overweighted position in Thailand. While the Far East overall has continued to grow at a steady rate of around 7%, it is perhaps best to focus on the successes and failures of the year to obtain a clearer picture of the future. The biggest disappointment among the markets has been Thailand. While the country's weak government has been problematic, it has also resulted in a strong private sector. The economy has suffered a slowdown in exports and excesses in the property sector, aggravated by a high interest rate environment designed to support the baht.

     While we do not expect any major change in the wake of Hong Kong's handover to China, we believe current high valuations both for real estate and stocks do not outweigh the risks. There is widespread belief throughout Asia that property prices can only rise. As the experience in Thailand shows, this is not necessarily true. This trend has been restrained in the Philippines, and we are encouraged by the investment in productive manufacturing assets, which should enable the country to sustain growth of 6% or over.

     Indonesia is enjoying GDP growth of over 6% and inflation under 6%. However, political succession is a constant worry, and for this reason, we are unlikely to increase our weighting. The downturn in the electronics cycle has had a dramatic affect on Korea and Singapore, countries heavily reliant on exports of these components.

     Overall, the companies within the portfolio are experiencing 10-15% earnings growth and in general, price/earnings ratios are the most attractive they have been for some years, reinforcing our confidence in future performance.

OUTLOOK

     The economic outlook for the Far East remains as it has been for the last decade or more. Average real GDP growth is around 7%, economies are generally well-managed and opportunities for the corporate sector abound. Looking ahead, we expect the economies of the region to continue to grow strongly over the next year.

     Our focus will remain on the lesser developed countries, which we feel offer the greatest long-term growth prospects. We recognize that it is critical to identify those well-managed companies with the right strategies to prosper in a dynamic economic environment and, therefore, never invest in a company without first meeting with its management.













* The Morgan Stanley Capital International AC Asia Pacific ex Japan Index is an unmanaged, commonly used measure of total return foreign stock performance, excluding Japan.

                           ABERDEEN NEW ASIA SERIES

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (Unaudited)


                                                         SHARES       VALUE
                                                       ----------- ------------
COMMON STOCKS--92.6%
Australia--11.4%
  Australian Gas Light Co. Ltd. (Utility-Gas)   ......      50,000   $   292,179
  Commonwealth Bank of Australia--Instalment
    Receipt (Banks)  .................................      25,000       218,104
  Davids Ltd. (Retail)  ..............................     300,000       260,713
  Pacific BBA Ltd. (Miscellaneous)  ..................     110,000       412,047
  QBE Insurance Group Ltd. (Insurance)    ............      90,000       539,407
                                                                    ------------
                                                                       1,722,450
                                                                    ------------
Hong Kong--22.7%
  CDL Hotels International Ltd. (Hotels)  ............     700,000       284,619
  Giordano International Ltd. (Retail)    ............     400,000       273,647
  HSBC Holdings PLC (Banks)   ........................      24,800       745,870
  Hongkong Electric Holdings Ltd.
    (Utility-Electric)  ..............................     110,000       442,999
  Manhattan Card Company Ltd.
    (Diversified Financial Services)   ...............     650,000       295,752
  National Mutual Asia Ltd. (Insurance)   ............     450,000       499,535
  Smartone Telecommunications
    (Utility-Telephone) (b)   ........................     175,000       397,563
  Swire Pacific Ltd. Class B (Miscellaneous)    ......     330,000       500,503
                                                                    ------------
                                                                       3,440,488
                                                                    ------------
India--6.3%
  Grasim Industries Ltd. Sponsored GDR 144A
    (Basic Materials) (c)  ...........................      22,600       316,400
  Industrial Credit & Investment Corporation of
    India Ltd. Sponsored GDR (Diversified
    Financial Services) (b)   ........................      45,000       646,875
                                                                    ------------
                                                                         963,275
                                                                    ------------
Indonesia--8.1%
  PT Bank Bali (Banks)  ..............................     185,000       494,551
  PT Duta Anggada Realty (Property)    ...............     200,000       193,296
  PT Indosat (Utility-Telephone) .....................     180,000       538,556
                                                                    ------------
                                                                       1,226,403
                                                                    ------------
Malaysia--8.3%
  AMMB Holdings Berhad
    (Diversified Financial Services)   ...............      50,000       311,014
  Malaysian Oxygen Berhad (Chemical)   ...............      80,000       405,705
  Muhibbah Engineering Berhad (Engineering &
    Construction)    .................................      65,000       213,748
  Sime UEP Properties Berhad (Property)   ............     153,000       330,369
                                                                    ------------
                                                                       1,260,836
                                                                    ------------
New Zealand--2.8%
  Telecom Corporation of New Zealand Ltd.
    (Utility-Telephone)    ...........................      85,000       432,057
                                                                    ------------
Philippines--7.1%
  Ayala Land, Inc. Class B (Property)  ...............     575,000       528,653
  Philippine Long Distance Telephone Co.
    Sponsored ADR (Utility-Telephone)  ...............       8,500       546,125
                                                                    ------------
                                                                       1,074,778
                                                                    ------------
Singapore--10.1%
  Clipsal Industries Ltd. (Electrical Equipment)   ...     100,000       354,000
  Development Bank of Singapore Ltd. (Banks)  ........      25,000       314,729
  Robinson & Co. Ltd. (Retail)   .....................      90,000       468,947
  Rothmans Industries Ltd. (Tobacco)   ...............      75,000       390,789
                                                                    ------------
                                                                       1,528,465
                                                                    ------------


                                                         SHARES       VALUE
                                                       ----------- ------------
South Korea--5.6%
  Korea Electric Power Corp. Sponsored ADR
    (Utility-Electric)  ..............................      24,000   $   440,250
  Samsung Electronics Sponsored GDR 144A
    Non-Voting Shares (Electronics) (c)   ............      15,248       411,696
                                                                    ------------
                                                                         851,946
                                                                    ------------
Taiwan--2.2%
  Standard Foods Taiwan Ltd. GDR
    (Retail-Food) (b)   ..............................      35,000       335,125
                                                                    ------------
Thailand--8.0%
  Bangkok Bank Public Company Ltd. (Banks)   .........      40,000       274,850
  Ruam Pattana Fund II (Closed End Mutual
    Fund)   ..........................................   1,250,000       376,375
  Siam Cement Public Co. Ltd. (Building &
    Construction)    .................................      13,500       233,468
  Siam Commercial Bank Public Co. Ltd.
    (Banks)    .......................................      80,000       327,350
                                                                    ------------
                                                                       1,212,043
                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $13,960,794)  .................................    14,047,866
                                                                    ------------
WARRANTS--0.1%
Malaysia--0.1%
  AMMB Holdings Berhad Warrants (Banks) (b)  .........       6,000         8,082
                                                                    ------------
TOTAL WARRANTS
  (Identified cost $0)  ..........................................         8,082
                                                                    ------------


                                    STANDARD        PAR
                                    & POOR'S       VALUE
                                    RATING         (000)
                                    ----------   -------------
CONVERTIBLE BONDS--0.1%
Malaysia--0.1%
  AMMB Holdings Berhad (ICULS)
    Cv. 7.50%, '02 (Banks)   ......   NR            $    60(d)            21,514
                                                                    -------------
TOTAL CONVERTIBLE BONDS
  (Identified cost $24,024)   .................................           21,514
                                                                    -------------
NON-CONVERTIBLE BONDS--0.1%
Malaysia--0.1%
  AMMB Holdings Berhad 5%, '02
    (Banks)   .....................   NR                 60(d)            20,325
                                                                    -------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $24,024)....................................           20,325
                                                                    -------------
TOTAL LONG-TERM INVESTMENTS--92.9%
  (Identified cost $14,008,842)  ..............................       14,097,787
                                                                    -------------
SHORT-TERM OBLIGATIONS--7.2%
  Brown Brothers Harriman repurchase
     agreement, 5.50%, dated 6/30/97 due
     7/1/97, repurchase price $1,100,168,
     collateralized by U.S. Treasury Note
     5.875%, 2/28/99, market value $1,100,000          1,100           1,100,000
                                                                    -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,100,000).................................        1,100,000
                                                                    -------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $15,108,842)  ..............................       15,197,787(a)
  Cash and receivables, less liabilities--(0.1%)   ............          (19,079)
                                                                    -------------
NET ASSETS--100.0%   ..........................................     $ 15,178,708
                                                                    =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,341,350 and gross depreciation of $1,273,870 for income tax purposes. At June 30, 1997 the aggregate cost of securities for federal income tax purposes was $15,130,307.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At June 30, 1997, these securities amounted to a value of $728,096 or 4.8% of net assets.
(d) Par value represents Malaysian Ringgits.

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
         As a Percentage of Total Value of Total Long-Term Investments
                                  (Unaudited)


Banks    ..............................      17.1%
Basic Materials   .....................       2.2
Building & Construction    ............       1.7
Chemical    ...........................       2.9
Closed End Mutual Fund  ...............       2.7
Diversified Financial Services   ......       8.9
Electrical Equipment    ...............       2.5
Electronics    ........................       2.9
Engineering & Construction    .........       1.5
Hotels   ..............................       2.0
Insurance   ...........................       7.4
Miscellaneous  ........................       6.5
Property    ...........................       7.5
Retail   ..............................       7.1
Retail-Food ...........................       2.4
Tobacco  ..............................       2.8
Utility-Electric  .....................       6.2
Utility-Gas    ........................       2.1
Utility-Telephone    ..................      13.6
                                           ------
                                            100.0%
                                           ======


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)


Assets
Investment securities at value (Identified cost $15,108,842)   ..................   $15,197,787
Cash  ...........................................................................        81,716
Receivables
 Investment securities sold   ...................................................       103,868
 Fund shares sold    ............................................................        28,892
 Dividends and interest    ......................................................        25,337
 Tax reclaim   ..................................................................           340
                                                                                    ------------
  Total assets    ...............................................................    15,437,940
                                                                                    ------------
Liabilities
Payables
 Investment securities purchased    .............................................       217,141
 Investment advisory fee   ......................................................         7,648
 Financial agent fee    .........................................................         2,092
 Trustees' fee    ...............................................................         3,596
 Accrued expenses    ............................................................        28,755
                                                                                    ------------
  Total liabilities  ............................................................       259,232
                                                                                    ------------
Net Assets  .....................................................................   $15,178,708
                                                                                    ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest  ..............................   $14,962,521
 Undistributed net investment income   ..........................................        75,464
 Accumulated net realized gain   ................................................        51,807
 Net unrealized appreciation  ...................................................        88,916
                                                                                    ------------
Net Assets  .....................................................................   $15,178,708
                                                                                    ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization      1,502,474
                                                                                    ============
Net asset value and offering price per share    .................................        $10.10
                                                                                    ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)


Investment Income
 Dividends  ..............................................................................    $  164,246
 Interest   ..............................................................................        29,519
 Foreign taxes withheld    ...............................................................       (11,089)
                                                                                              ----------
  Total investment income  ...............................................................       182,676
                                                                                              ----------
Expenses
 Investment advisory fee   ...............................................................        66,215
 Financial agent fee    ..................................................................         3,973
 Custodian  ..............................................................................        26,588
 Trustees' fee    ........................................................................         9,597
 Printing   ..............................................................................         9,582
 Professional  ...........................................................................         8,486
 Miscellaneous    ........................................................................         2,374
                                                                                              ----------
  Total expenses  ........................................................................       126,815
  Less expenses borne by investment adviser  .............................................       (44,046)
                                                                                              ----------
  Net expenses    ........................................................................        82,769
                                                                                              ----------
Net investment income   ..................................................................        99,907
                                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities    ......................................................        54,192
 Net realized loss on foreign currency transactions   ....................................        (1,657)
 Net change in unrealized appreciation (depreciation) on investments    ..................       111,496
 Net change in unrealized appreciation (depreciation) on foreign currency and foreign
  currency transactions    ...............................................................            22
                                                                                              ----------
Net gain on investments    ...............................................................       164,053
                                                                                              ----------
Net increase in net assets resulting from operations  ....................................    $  263,960
                                                                                              ==========


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                         Six Months
                                                                                           Ended            From Inception
                                                                                        June 30, 1997     September 17, 1996 to
                                                                                        (Unaudited)        December 31, 1996
                                                                                        ---------------   ----------------------
From Operations
 Net investment income   ............................................................    $     99,907         $     58,378
 Net realized gain    ...............................................................          52,535                3,328
 Net change in unrealized appreciation (depreciation)  ..............................         111,518              (22,602)
                                                                                         ------------         ------------
 Net increase in net assets resulting from operations  ..............................         263,960               39,104
                                                                                         ------------         ------------
From Distributions to Shareholders
 Net investment income   ............................................................         (20,499)             (58,378)
 Net realized gains   ...............................................................          (7,488)                  --
 In excess of net investment income  ................................................              --                 (512)
                                                                                         ------------         ------------
 Decrease in net assets from distributions to shareholders   ........................         (27,987)             (58,890)
                                                                                         ------------         ------------
From Share Transactions
 Proceeds from sales of shares (585,361 and 1,343,657 shares, respectively)    ......       5,776,921           13,400,256
 Net asset value of shares issued from reinvestment of distributions (2,845 and 5,928
  shares, respectively)  ............................................................          27,986               58,890
 Cost of shares repurchased (248,382 and 186,935 shares, respectively)   ............      (2,447,378)          (1,854,154)
                                                                                         ------------         ------------
 Increase in net assets from share transactions  ....................................       3,357,529           11,604,992
                                                                                         ------------         ------------
 Net increase in net assets    ......................................................       3,593,502           11,585,206
Net Assets
 Beginning of period  ...............................................................      11,585,206                    0
                                                                                         ------------         ------------
 End of period (including undistributed net investment income and distributions in
  excess of net investment income of $75,464 and ($3,944), respectively) ............    $ 15,178,708         $ 11,585,206
                                                                                         ============         ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                    Six Months
                                                       Ended         From Inception
                                                      6/30/97         9/17/96 to
                                                    (Unaudited)        12/31/96
                                                    --------------   ---------------
Net asset value, beginning of period    .........   $    9.96         $   10.00
Income from investment operations
 Net investment income   ........................        0.07(1)           0.05(1)
 Net realized and unrealized gain (loss)   ......        0.10             (0.04)
                                                    ---------         ---------
  Total from investment operations   ............        0.17              0.01
                                                    ---------         ---------
Less distributions
 Dividends from net investment income   .........       (0.02)            (0.05)
 Dividends from net realized gains   ............       (0.01)               --
                                                    ---------         ---------
  Total distributions    ........................       (0.03)            (0.05)
                                                    ---------         ---------
Change in net asset value   .....................        0.14             (0.04)
                                                    ---------         ---------
Net asset value, end of period    ...............   $   10.10         $    9.96
                                                    =========         =========
Total return    .................................        1.62%(3)          0.16%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)   .........   $  15,179         $  11,585
Ratio to average net assets of:
 Operating expenses   ...........................        1.25%(2)          1.25%(2)
 Net investment income   ........................        1.51%(2)          2.40%(2)
Portfolio turnover rate  ........................           6%(3)             2%(3)
Average commission rate paid(4)   ...............   $  0.0098         $  0.0109

(1) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.03 per share, respectively.
(2) Annualized
(3) Not annualized
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1997
                                   (Unaudited)

Note 1--Organization
  The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation (formerly Total Return), International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme and Aberdeen New Asia Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the sub-accounts of the Phoenix Home Life Variable Accumulation Account, the Phoenix Home Life Variable Universal Life Account, the PHL Variable Accumulation Account, and the Phoenix Home Life Separate Accounts B, C, and D.

  Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan.

Note 2--Significant Accounting Policies
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security Valuation
  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B. Security Transactions and Related Income
  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income Taxes
  Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to Shareholders
  Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 1997
                                   (Unaudited)

E. Foreign Currency Translation
  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward Currency Contracts
  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures Contracts
  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Options
  Each Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. Trust Expenses
  Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. Credit Risk
  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

K. When-Issued and Delayed Delivery Transactions
  Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                 June 30, 1997
                                  (Unaudited)

L. Repurchase Agreements
  A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

Note 3--Investment Advisory Fees and Related Party Transactions
  As compensation for its advisory services to the Fund, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL") is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:


                                       Rate for first     Rate for next     Rate for excess
Series                                 $250 million       $250 million      over $500 million
------------------------------------   ----------------   ---------------   ------------------
  Money Market    ..................       0.40%             0.35%               0.30%
  Multi-Sector Fixed Income   ......       0.50               0.45               0.40
  Balanced  ........................       0.55               0.50               0.45
  Strategic Allocation  ............       0.60               0.55               0.50
  Growth    ........................       0.70               0.65               0.60
  International   ..................       0.75               0.70               0.65
  Strategic Theme ..................       0.75               0.70               0.65

  The investment adviser for the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of PHL. For its services, PRS is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a Sub-Advisory Agreement with the Series, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Series for the first $1 billion.

  Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Trust PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to Sub-advisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a sub-advisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

  Each Series (except the International, Real Estate, Strategic Theme and Aberdeen New Asia Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme and Aberdeen New Asia Series pay other operating expenses up to 0.40%, 0.25%, 0.25% and 0.25%, respectively, of its average net assets. Expenses above these limits are paid by the Advisers, PIC, PRS, PAIA and/or PHL and/or PHL Variable Insurance Company.

  As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO") receives a fee at an annual rate of 0.06% of the average daily net assets of each Series for bookkeeping, administrative and pricing services.

  At June 30, 1997, PHL and affiliates held shares in the Phoenix Edge Series Fund and/or in the underlying unit investment trusts which had the following aggregate value:


  Growth Series  ..................     $7,522,072
  Real Estate Series   ............      7,693,097
  Strategic Theme Series  .........      2,572,136
  Aberdeen New Asia Series   ......      3,019,905

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                 June 30, 1997
                                  (Unaudited)

Note 4--Purchases and Sales of Securities

  Purchases and sales of securities during the six months ended June 30, 1997 (excluding U.S. Government and agency securities, short-term securities, options and forward currency contracts) aggregated the following:

                                                Purchases           Sales
                                              ----------------   ---------------
  Growth Series    ........................     $2,163,752,829     $2,236,130,828
  Multi-Sector Fixed Income Series   ......         93,356,800         69,187,574
  Strategic Allocation Series  ............        621,240,071        657,164,018
  International Series   ..................        142,106,374        123,535,335
  Balanced Series  ........................        145,273,897        163,898,779
  Real Estate Series  .....................         16,657,755          1,913,367
  Strategic Theme Series    ...............         89,446,361         85,084,464
  Aberdeen New Asia Series  ...............          4,058,739            781,016

  There were no purchases or sales of such securities in the Money Market
  Series.

  Purchases and sales of long-term U.S. Government and agency securities during the six months ended June 30, 1997 aggregated the following:


                                               Purchases         Sales
                                              --------------   ------------
  Multi-Sector Fixed Income Series   ......     $ 57,663,042     $64,496,161
  Strategic Allocation Series  ............      103,651,416      74,134,244
  Balanced Series  ........................       13,255,047      10,157,884

  There were no purchases or sales of long-term U.S. Government and agency securities in the Money Market, Growth, International, Real Estate, Strategic Theme or Aberdeen New Asia Series.

  At June 30, 1997, the following Series had outstanding written call options:


                                                       Shares          Expiration     Exercise     Market
  Balanced Series:                                 Subject to Call       Date          Price       Value
  ----------------                                -----------------   ------------   ----------   ---------
  Bristol-Myers Squibb Co.    ..................         8,000           7/97            $ 80        $ 26,000
  Colgate-Palmolive Co.    .....................        20,000           7/97              70           1,250
  Eli Lilly & Co.    ...........................         8,200           7/97             105          48,175
  Intel Corp.  .................................         3,800           7/97             180             238
  International Business Machines Corp.   ......         9,000           7/97              90          27,000
  PepsiCo, Inc.   ..............................        28,000           7/97              40           7,000
  Procter & Gamble Co.  ........................         6,000           7/97             150           2,625
  T. Rowe Price Associates    ..................        10,000           7/97              55          10,000
                                                                                                    ---------
                                                                                                     $122,288
                                                                                                    =========
  Strategic Theme Series:
  -----------------------
  Dell Computer Corp.   ........................         4,000           8/97             110        $ 55,000
                                                                                                    =========

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 1997
                                   (Unaudited)

Written call option activity for the six months ended June 30, 1997 aggregated the following:


                                                        Strategic Allocation Series
                                                       -----------------------------
                                                          # of          Amount
                                                         Options      of Premiums
                                                       ------------ ----------------
  Options outstanding at December 31, 1996   .........        --    $          --
  Options written    .................................     5,299        1,543,694
  Options cancelled in closing purchase transactions      (5,149)      (1,503,833)
  Options expired    .................................        --               --
  Options exercised  .................................      (150)         (39,861)
                                                        --------    --------------
  Options outstanding at June 30, 1997    ............        --    $          --
                                                        ========    ==============



                                                           Balanced Series     Strategic Theme Series
                                                       ----------------------- ----------------------
                                                         # of       Amount       # of      Amount
                                                       Options   of Premiums   Options   of Premiums
                                                       --------- ------------- --------- ------------
  Options outstanding at December 31, 1996   .........     --    $       --       --       $    --
  Options written    .................................    967       138,688       40        33,879
  Options cancelled in closing purchase transactions      (37)      (12,950)      --            --
  Options expired    .................................     --            --       --            --
  Options exercised  .................................     --            --       --            --
                                                        -----    -----------      ---      --------
  Options outstanding at June 30, 1997    ............    930    $  120,536       40       $33,879
                                                        =====    ===========      ===      ========

Note 5--Forward Currency Contracts

  At June 30, 1997, the International Series had entered into various forward currency contracts which contractually obligate the Series to deliver currencies at specified dates. Open short contracts were as follows:



                           In                                                      Net
  Contracts             Exchange           Settlement                          Unrealized
  to Deliver               For                Date             Value          Appreciation
---------------      ---------------       ----------       -----------       ------------

FL   20,000,000      US   10,400,957         8/1/97         $10,201,830         $199,127
                                                                                ========


FL  =  Dutch Florin
US  =  U.S. Dollar


Note 6--Capital Loss Carryovers

  At December 31, 1996, the Strategic Theme Series had available for federal income tax purposes unused capital losses of $396,065 expiring in 2003.

  Under current tax law, capital losses realized after October 31, 1996 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1996, the Growth and Aberdeen New Asia Series elected to defer $613 and $1,755, respectively, in losses occurring between November 1, 1996 and December 31, 1996.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301


Board of Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.


Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
Jeanne H. Dorey, Vice President
Jean Claude Gruet, Vice President
William E. Keen, III, Vice President
David Lui, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
C. Edwin Riley, Jr., Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480


Phoenix Realty Securities, Inc.
(Real Estate Securities Series)
38 Prospect Street
Hartford, Connecticut 06115-0479


Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480


Custodians
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081


Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109


State Street Bank and Trust Company
(Real Estate Securities Series)
P.O. Box 351
Boston, Massachusetts 02101


Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200








--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's Record and other pertinent information.
--------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
         (a)   Financial Statements.
               1. Condensed Financial Information is included in Part A of the Registration Statement.

               2. Financial Statements and Notes, thereto, and reports of Independent Accountants are included in the Semi-annual Report to Shareholders for the period ended June 30, 1997, incorporated by reference.

         (b)   Exhibits:
               1. Declaration of Trust of the Registrant dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.
               1.1 Amendment to Declaration of Trust, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               1.2 Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               1.3 Amendment to Declaration of Trust, establishing the Balanced Series, filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               1.4 Amendment to Declaration of Trust, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               1.5 Amendment to Declaration of Trust, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.
               1.6 Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.
               1.7 Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               1.8 Amendment to Declaration of Trust, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.
               1.9 Amendment to Declaration of Trust, establishing five new Series. [To be filed by Amendment.]
               2.   Not Applicable.

               3.   Not Applicable.
               4.   Not Applicable.
               5. Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               5.1 Form of Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix
                    Real Estate Securities Series, filed with Post-Effective Amendment No. 13, on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               5.2 Form of Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC, covering the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.
               5.3 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Aberdeen Fund Managers, Inc. filed via
                    Edgar with Post-Effective Amendment No. 19 on September 3, 1996.
               5.4 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc. filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.
               5.5 Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

               5.6 Form of Subadvisory Agreement among Registrant, Phoenix Investment Counsel, Inc. and J. P. Morgan Investment Management, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

               5.7 Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co., covering the Phoenix Real Estate Securities Series, filed via Edgar.

               6.   Not Applicable.
               7.   Not Applicable.
               8. Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A. covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               8.1 Form of Amendment to Custodian Agreement covering International, Money Market, Growth, Multi-Sector Fixed Income, Strategic Income and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               8.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the International and Asia
                    Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               8.3 Form of Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities and Enhanced Index Series, filed via Edgar.

               8.4 Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 17, 1996 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               9.1 Form of Transfer Agency Agreement, filed with original Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               9.2  Form of Financial Agent Agreement filed via Edgar with
                    Post-Effective Amendment No. 20 on April 29, 1997.
               10.  Opinion and Consent of Counsel covering shares of the
                    International, Multi-Sector Fixed Income, Growth, Money Market, Balanced and Strategic Allocation Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               10.1 Opinion and Consent of Counsel covering shares of the Real
                    Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.
               10.2 Opinion and Consent of Counsel covering shares of the
                    Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.
               10.3 Opinion and Consent of Counsel covering shares of the
                    Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               10.4 Opinion and Consent of Counsel covering shares of the
                    Research Enhanced Index Series filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.
               10.5 Opinion and Consent of Counsel covering shares of the
                    Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Growth & Income, Phoenix Value Equity and Schafer Mid-Cap Value Series. [To be filed by Amendment.]

               11. Written Consent of Price Waterhouse LLP, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.
               12.  Not Applicable.
               13.  Not Applicable.
               14.  Not Applicable.
               15.  Not Applicable.
               16.  Not Applicable.

               17. Financial Data Schedule, filed via Edgar herewith and reflected on Edgar as Exhibit 27.

               18. Powers of Attorney, filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The following diagram illustrates the Registrant's place in the organizational structure:


[graphic omitted]

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


            TITLE OF CLASS                             NUMBER OF RECORD HOLDERS
            --------------                              AS OF NOVEMBER 1, 1997
                                                        ----------------------
            Multi-Sector Series                                   4
            Money Market Series*                                  4
            Growth Series                                         7
            Allocation Series                                     4
            Balanced Series                                       4
            International Series                                  4
            Real Estate Series                                    5
            Theme Series                                          5
            Asia Series                                           5
            Enhanced Index Series                                 5
            Nifty Fifty Series                                    0
            Seneca Mid-Cap Series                                 0
            Value Series                                          0
            Growth & Income Series                                0
            Schafer Mid-Cap Series                                0

-------------------
*Phoenix Mutual Life Insurance Company purchased 1 share of the Money Market Series at a price of $10 per share on February 18, 1986.


ITEM 27. INDEMNIFICATION
    The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    See "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-5995 for Phoenix Investment Counsel Inc.; 801-48190 for for Phoenix Realty Securities, Inc.; 801-52167 for Phoenix-Aberdeen International Advisors, LLC) filed under the Investment Advisers Act of 1940, incorporated herein by reference.



ITEM 29. PRINCIPAL UNDERWRITERS
           Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
           Phoenix Home Life Mutual Insurance Company
           One American Row
           Hartford, Connecticut 06115
                  and
           101 Munson Street
           P.O. Box 942
           Greenfield, Massachusetts 01302-0942

ITEM 31. MANAGEMENT SERVICES

           All management-related service contracts are discussed in Part A or B of this Registration Statement.


ITEM 32. UNDERTAKINGS

           (a)  Not Applicable.


           (b) (1) Registrant undertakes to file a post-effective amendment using financial statements which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 21 with respect to the Research Enhanced Index Series.

               (2) Registrant undertakes to file a post-effective amendment using financial statements which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 23 with respect to the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series.


           (c) The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders; accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report, upon request and without charge.

           (d) Registrant undertakes to provide the information specified pursuant to Regulation S-K, Item 512 (Reg. ss.229.512), as applicable, the terms of which are incorporated herein by reference.

           (e) Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Portfolio's outstanding shares.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 12th day of December, 1997.


                                                THE PHOENIX EDGE SERIES FUND

Attest:  /s/ Thomas N. Steenburg                By: /s/ Philip R. McLoughlin
         -------------------------                  ---------------------------
            Thomas N. Steenburg                      Philip R. McLoughlin
            Assistant Secretary                            President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of December, 1997.


                  Signature                              Title
                  ---------                              -----

                                                         Trustee
 ---------------------------------------------
               C. Duane Blinn*

                                                         Trustee
 ---------------------------------------------
                Robert Chesek*

                                                         Trustee
 ---------------------------------------------
              E. Virgil Conway*

                                                         Treasurer
 ---------------------------------------------
              Nancy G. Curtiss*                          (Principal Financial
                                                         and Accounting Officer)


                                                         Trustee
 ---------------------------------------------
             Harry Dalzell-Payne*

                                                         Trustee
 ---------------------------------------------
             Francis E. Jeffries*

                                                         Trustee
 ---------------------------------------------
              Leroy Keith, Jr.*



           /s/ Philip R. McLoughlin                      Trustee and President
 ---------------------------------------------
             Philip R. McLoughlin                        (Principal Executive
                                                          Officer)



                                                         Trustee
 ---------------------------------------------
              Everett L. Morris*

                                                         Trustee
 ---------------------------------------------
               James M. Oates*

                                                         Trustee
 ---------------------------------------------
             Calvin J. Pedersen*

                                                         Trustee
 ---------------------------------------------
             Philip R. Reynolds*

                                                         Trustee
 ---------------------------------------------
              Herbert Roth, Jr.*


                                     S-1(C)

                                                         Trustee
 ---------------------------------------------

             Richard E. Segerson*

                                                         Trustee
 ---------------------------------------------

           Lowell P. Weicker, Jr.*

By:  /s/ Philip R. McLoughlin
         -------------------------------
        *Philip R. McLoughlin, pursuant to powers of attorney filed previously.

                                     S-2(C)